UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22518

Nuveen Short Duration Credit Opportunities Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (312) 917-7700

Date of fiscal year end:    July 31

Date of reporting period:    July 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen
Closed-End Funds

Annual Report July 31, 2016

NSL
Nuveen Senior Income Fund

JFR
Nuveen Floating Rate Income Fund

JRO
Nuveen Floating Rate Income Opportunity Fund

JSD
Nuveen Short Duration Credit Opportunities Fund

JQC
Nuveen Credit Strategies Income Fund

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Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

The U.S. economy is now seven years into the recovery, but its pace remains stubbornly subpar compared to past recoveries. Economic data continues to be a mixed bag, as it has been throughout this expansion period. While the unemployment rate fell below its pre-recession level and wages have grown, a surprisingly weak jobs growth report in May cast doubt over the future strength of the labor market. Subsequent employment reports have been stronger, however, easing fears that a significant downtrend was emerging. The housing market has improved markedly but its contribution to the recovery has been lackluster. Deflationary pressures, including weaker commodity prices, have kept inflation much lower for longer than many expected.

The U.S.’s modest expansion and positive employment trends led the U.S. Federal Reserve (Fed) to begin its path toward policy “normalization” by raising its benchmark interest rate at its December 2015 meeting. However, since then, the Fed has remained on hold for reasons ranging from domestic to international, which helped continue to prop up asset prices despite bouts of short-term volatility.

Outside the U.S., optimism has been harder to come by. Investors continue to question whether China’s economy is finally stabilizing or still slowing. The U.K.’s June 23rd “Brexit” vote to leave the European Union introduced a new set of economic and political uncertainties to the already fragile conditions across Europe. Moreover, there are growing concerns that global central banks’ unprecedented efforts to revive growth may be showing signs of fatigue. Interest rates are currently negative in Europe and Japan and near or at zero in the U.S., U.K. and elsewhere. Yet, growth has remained subdued.

With global economic growth still looking fairly fragile, and few near-term catalysts for improvement, we anticipate that turbulence remains on the horizon for the time being. In this environment, Nuveen remains committed to both managing downside risks and seeking upside potential. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

September 23, 2016

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Portfolio Managers’

Comments

Nuveen Senior Income Fund (NSL)

Nuveen Floating Rate Income Fund (JFR)

Nuveen Floating Rate Income Opportunity Fund (JRO)

Nuveen Short Duration Credit Opportunities Fund (JSD)

Nuveen Credit Strategies Income Fund (JQC)

The Funds’ investment portfolios are managed by Symphony Asset Management, LLC (Symphony), an affiliate of Nuveen Investments, Inc. Gunther Stein, who serves as the firm’s Chief Investment Officer and Chief Executive Officer, and Scott Caraher manage NSL, JFR and JRO. Gunther and Sutanto Widjaja manage JQC, while JSD is managed by Gunther, Scott and Jenny Rhee.

Effective September 30, 2015, NSL, JFR, JRO, JSD and JQC can invest up to 5% in iBOXX Loan Total Return Swaps.

On October 18, 2015, the Board of Trustees of JSD approved a policy change regarding the Fund’s use of leverage. The new policy permits the Fund to use leverage to the extent permissible under the 1940 Act, which currently permits leverage in an amount up to 50% of the Fund’s managed assets. The Board of Trustees also authorized the Fund to incur additional leverage that would increase the Fund’s effective leverage ratio.

Here the team discusses the U.S. economic and financial market conditions, their management strategies and the performance of the Funds for the twelve-month reporting period ended July 31, 2016.

What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended July 31, 2016?

Over the twelve-month reporting period, U.S. economic data continued to point to subdued growth, rising employment and tame inflation. Economic activity has continued to hover around a 2% annualized growth rate since the end of the Great Recession in 2009, as measured by real gross domestic product (GDP), which is the value of the goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. For the second quarter of 2016, real GDP increased at an annual rate of 1.1%, as reported by the “second” estimate of the Bureau of Economic Analysis, up from 0.8% in the first quarter of 2016.

The labor and housing markets improved over the reporting period, although the momentum appeared to slow toward the end of the reporting period. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 4.9% in July 2016 from 5.3% in July 2015, and job gains averaged slightly above 200,000 per month for the past twelve months.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 5.1% annual gain in June 2016 (most recent data available at the time this report was prepared) (effective July 26, 2016, the S&P/Case-Shiller U.S. National Home Price Index was renamed the S&P CoreLogic Case-Shiller U.S. National Home Price Index). The 10-City and 20-City Composites reported year-over-year increases of 4.3% and 5.1%, respectively.

Consumers, whose purchases comprise the largest component of the U.S. economy, benefited from employment growth and firming wages over the twelve-month reporting period. Although consumer spending gains were rather muted in the latter half of 2015, a spending surge in the second quarter of 2016 helped offset weaker business investment. A backdrop of low inflation also contributed to consumers’ willingness to buy. The Consumer Price Index (CPI) rose 0.8% over the twelve-month reporting period ended July 2016 on a seasonally adjusted basis, as reported by the U.S. Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 2.2% during the same period, slightly above the Fed’s unofficial longer term inflation objective of 2.0%.

Business investment remained weak over the reporting period. Corporate earnings growth slowed during 2015, reflecting an array of factors ranging from weakening demand amid sluggish U.S. and global growth to the impact of falling commodity prices and a strong U.S. dollar. Although energy prices rebounded off their lows and the dollar pared some of its gains in the first half of 2016, caution prevailed. Financial market turbulence in early 2016 and political uncertainties surrounding the U.K.’s “Brexit” vote to leave the European Union (EU) and the upcoming U.S. presidential election dampened capital spending.

With the current expansion considered to be on solid footing, the U.S. Federal Reserve (Fed) prepared to raise one of its main interest rates, which had been held near zero since December 2008 to help stimulate the economy. After delaying the rate change for most of 2015 because of a weak global economic growth outlook, the Fed announced in December 2015 that it would raise the fed funds target rate by 0.25%. The news was widely expected and therefore had a relatively muted impact on the financial markets.

Although the Fed continued to emphasize future rate increases would be gradual, investors worried about the pace. This, along with uncertainties about the global macroeconomic backdrop, another downdraft in oil prices and a spike in stock market volatility triggered significant losses across assets that carry more risk and fueled demand for “safe haven” assets such as Treasury bonds and gold from January through mid-February, however, fear began to subside in March. The Fed held the rate steady at both the January and March policy meetings, as well as lowered its expectations to two rate increases in 2016 from four. Also boosting investor confidence were reassuring statements from the European Central Bank, some positive economic data in the U.S. and abroad, a retreat in the U.S. dollar and an oil price rally. At its April meeting, the Fed indicated its readiness to raise its benchmark rate at the next policy meeting in June. However, a very disappointing jobs growth report in May and the significant uncertainty surrounding the U.K.’s Brexit vote led the Fed to again hold rates steady at its June and July meetings.

The U.K.’s vote on June 23, 2016 to leave the EU caught investors off guard. In response, U.K. sterling fell precipitously, global equities were turbulent and safe-haven assets such as gold, the U.S. dollar and U.S. Treasuries saw notable inflows. However, the markets stabilized fairly quickly, buoyed by reassurances from global central banks and a perception that the temporary price rout presented an attractive buying opportunity. Although many political and economic uncertainties for the U.K. and the EU remain, market volatility was relatively subdued throughout July, as concerns of a Brexit-induced financial crisis abated.

During the reporting period, particularly throughout the fourth quarter of 2015 and briefly during the end of the reporting period when Brexit was announced, the technical sell-off in levered credit markets continued as corporate debt was re-priced across the quality spectrum with lower rated, more illiquid issues being the most adversely impacted. Growing concerns of a more pronounced economic slowdown in China and continued commodity related sector volatility resulted in deteriorating investor sentiment. This triggered a flight of capital from credit markets, particularly among retail investors, despite generally sound macroeconomic and corporate fundamentals (ex-commodity related sectors).

6	NUVEEN

This created a self-reinforcing technical feedback loop where initial selling put downward pressure on credit prices, prompting further selling as many investors attempted to exit the market before the technical downdraft intensified. Investor fears were further stoked by news of the closure of several high profile high yield mutual funds.

During the second half of the reporting period, markets reversed markedly and finished on a positive note. Risk assets were buoyed by increased demand and risk appetite largely due to dovish Fed rhetoric and the ECB expanding their monetary policy. Fears around Chinese growth subsiding along with damping concerns of a domestic recession also helped support the rally. With regard to credit markets specifically, the ensuing influx of capital into the high yield asset class as well as uptick in collateralized loan obligation (CLO) issuance later in the reporting period helped drive prices.

Loan markets posted slightly positive returns for the entire reporting period. During the first half of the reporting period, the loan market traded off largely due to technical factors and in concert with general risk aversion across the broad capital markets. While overall loan mutual fund flows continued to be negative, institutional loan demand driven by CLO issuance more than offset retail outflows. This institutional demand provided support to the loan market, allowing it in large part to avoid the downward cycle experienced in lower quality risk assets. A late period uptick in new CLO issuance along with a modest reversal in mutual fund outflows allowed for continued support in the asset class recovering much of the technical weakness experienced late in 2015.

Moving down the capital structure, high yield markets posted positive returns during the reporting period, as they rebounded from fourth quarter 2015 lows. The technical “storm” impacted nearly every sector of the high yield market during the fourth quarter. Most notably, energy and other commodity related sectors continued their precipitous decline. In addition, many larger, more liquid issues spanning media to information technology and across consumer sectors experienced price weakness due to their ability to be more readily sold as investors exited the high yield market. These factors were offset by an influx of capital into the high yield market during the first quarter of 2016. As a result, by the second half of the reporting period market-wide concerns had begun to dissipate with net negative flows out of the high yield bond fund category being reversed and high yield bond prices recovered.

What strategies were used to manage the Funds during the twelve-month reporting period ended July 31, 2016?

NSL, JFR and JRO have similar investment objectives and strategies. Each Fund is designed to seek a high level of current income by primarily investing in a portfolio of adjustable rate, senior secured corporate loans. The Funds also may invest in unsecured senior loans, other debt securities, equity securities and warrants acquired in connection with an investment in senior loans. A significant portion of each Fund’s assets may be invested in instruments that, at the time of investment, are rated below investment grade or are unrated but judged by Symphony to be of comparable quality to below investment grade.

JSD seeks to provide current income and the potential for capital appreciation. The Fund invests primarily in a blended portfolio of below investment grade adjustable rate corporate debt instruments, including senior secured loans, second lien loans and other adjustable rate corporate debt instruments. The Fund may also make limited tactical investments in other types of debt instruments and may enter into tactical short positions consisting of primarily high yield debt. Under normal market conditions the Fund maintains a portfolio with an average duration that does not exceed two years.

JQC invests at least 70% of its assets in senior secured and second lien loans, and up to 30% of its assets opportunistically over the credit cycle in other types of securities across a company’s capital structure. These other securities primarily include income-oriented securities such as high yield corporate and convertible bonds as well as common stocks. The Fund maintained exposure to senior loans during the reporting period, while tactically allocating between high yield corporate bonds, equity securities and convertible bonds. Exposure consisted of mainly U.S. issuers, and was focused on companies that, in general, had high levels of tangible assets, predictable revenue streams, significant market share within their respective industries and positive free cash flow.

NUVEEN	7

Portfolio Managers’ Comments (continued)

How did the Funds perform during this twelve-month reporting period ended July 31, 2016?

The tables in the Performance Overview and Holding Summaries section of this report provide total return performance for each Fund for the one-year, five-year, ten-year and/or since inception periods ended July 31, 2016. Each Fund’s total returns at net asset value (NAV) are compared with the performance of a corresponding market index. For the twelve-month reporting period ended July 31, 2016, NSL, JFR, JRO, JSD and JQC underperformed the Credit Suisse Leveraged Loan Index.

As mentioned in the market commentary, during the reporting period, particularly throughout the fourth quarter of 2015 and briefly during the end of the reporting period when Brexit was announced, the technical sell-off in levered credit markets continued as corporate debt was re-priced across the quality spectrum with lower rated, more illiquid issues being the most adversely impacted. While markets reversed markedly and finished on a positive note, the Funds were not able to fully recover from the impact of the sell-off during the first half of the reporting period. As a result, the Funds underperformed their benchmarks.

Across all five Funds, our top and bottom performing individual security positions and industry groups were relatively similar. As a result, for NSL, JFR, JRO, JSD and JQC, the information technology, consumer staples and health care sectors contributed positively to absolute performance. However, these could not offset the Funds’ exposures to energy and telecommunication services sectors, which contributed to the Funds’ underperformance.

Several individual positions detracted from performance. Our energy holdings detracted as well, including Energy and Exploration Partners and Fieldwood Energy LLC. Energy related securities performed poorly as oil prices declined given negative revisions of global oil demand, weaker macroeconomic news and a surging U.S. dollar. While we continued to maintain underweight benchmark exposures to the industry, these positions still detracted from overall performance. Telecommunication services holding Intelsat Limited also detracted from performance. This lower quality credit sold off due to weak earnings and a sell-off in the high yield markets during the first half of the reporting period. Lastly, Clear Channel Communications, Inc., a leading global media and entertainment company, detracted from performance.

Several positions contributed to performance including the Fund’s position in the loans of Albertson’s LLC. Symphony believes the food and drug industry has historically been more defensive during periods of volatility and believes these loans offer an attractive coupon relative to the rest of the industry and broad market. Both the sector and the company have performed well and we anticipate the loans will continue to be core positions in the Fund’s portfolio in the near term. The loans held in Communication Sales & Leasing, Inc. also contributed to performance. The loans of the telecommunications firm performed well as the company announced their first planned acquisition and noted a robust merger and acquisition (M&A) pipeline, which was well received by the market. In addition, Avago Technologies Limited loans positively impacted performance. The leading analog semiconductor manufacturer benefited from its acquisition of rival Broadcom Corp. The deal may be the largest of its kind in the semiconductor chip industry. Subsequent to the close of this reporting period, the combined company has been renamed Broadcom Limited.

In addition, the use of regulatory leverage was a factor affecting the performance of these Funds. Leverage is discussed in more detail later in the Fund Leverage section of this report.

For JSD and JQC we invested in credit default swaps. JSD invested in single name credit default swaps, while JQC invested in high yield index credit default swaps. These contracts contributed to a positive effect on performance for JQC and a negative effect on performance for JSD during the twelve month reporting period.

All of these Funds have owned, or currently own, loans with the LIBOR floor feature. The coupon on most senior loans consists of both LIBOR (usually 90-day U.S. LIBOR) plus a spread. For example, a senior loan might have a coupon structure of “LIBOR plus 400 basis points (bp)” in which the coupon consists of 90-day LIBOR, plus 400bp. Given today’s relatively low LIBOR rate, however, many issuers have put in place LIBOR floors to enhance the yield (and satisfy demand from investors) for newly issued loans. LIBOR floors, as the name suggests, put a “floor” on the reference

8	NUVEEN

LIBOR rate. LIBOR floors typically range from 150bp to 50bp. A loan with a LIBOR floor might have a structure of “LIBOR + 400bp with a 100bp LIBOR floor.” In this example, the effective coupon is 5% (100bp + 400bp as long as LIBOR is less than or equal to 100bp). As a result, as LIBOR rises from current levels, the yield on a senior loan with a LIBOR floor will not rise in lockstep until after the reference LIBOR rate exceeds the LIBOR floor. Although many loans have LIBOR floors (the asset class is one of the few that will float when interest rates begin to rise), we believe the senior loan asset class provides fixed income oriented investors with a potential safeguard from a secular rise in interest rates.

NUVEEN	9

Fund

Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Funds relative to their benchmarks was the Funds’ use of leverage through the use of bank borrowings, Variable Rate Term Preferred (VRTP) Shares for NSL, JFR and JRO, Term Preferred Shares (Term Preferred) for JSD and reverse repurchase agreements for JQC. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share NAV and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a Fund generally are rising. The Funds’ use of leverage had a positive impact on performance during this reporting period.

JSD also used interest rate swap contracts to partially fix the interest cost of leverage, which as mentioned previously, is through bank borrowings and Term Preferred. Collectively, these interest rate swap contracts detracted from overall Fund performance during the period.

As of July 31, 2016, the Funds’ percentages of leverage are shown in the accompanying table.

	NSL	JFR	JRO	JSD	JQC
Effective Leverage*	35.87%	35.76%	35.72%	35.93%	36.00%
Regulatory Leverage*	35.87%	35.76%	35.72%	35.93%	30.89%
*	Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ LEVERAGE

Bank Borrowings

As noted above, the Funds employ leverage through the use of bank borrowings. The Funds’ bank borrowing activities are as shown in the accompanying table.

	Current Reporting Period					Subsequent to the Close of the Reporting Period
Fund	August 1, 2015	Draws	Paydowns	July 31, 2016	Average Balance Outstanding	Draws	Paydowns	September 28, 2016
NSL	$112,500,000	$13,000,000	$(24,500,000)	$101,000,000	$99,435,792	$9,000,000	$—	$110,000,000
JFR	$270,300,000	$31,000,000	$(60,500,000)	$240,800,000	$238,186,612	$21,600,000	$—	$262,400,000
JRO	$188,800,000	$23,000,000	$(45,000,000)	$166,800,000	$164,933,880	$15,000,000	$—	$181,800,000
JSD	$85,200,000	$—	$(21,200,000)	$64,000,000	$71,279,781	$—	$—	$64,000,000
JQC	$640,000,000	$—	$(79,000,000)	$561,000,000	$587,907,104	$—	$—	$561,000,000

Refer to Notes to Financial Statements, Note 9 – Borrowing Arrangements for further details.

10	NUVEEN

Reverse Repurchase Agreements

As noted above, in addition to bank borrowings, JQC also utilized reverse repurchase agreements. The Fund’s transactions in reverse repurchase agreements are as shown in the accompanying table.

Current Reporting Period					Subsequent to the Close of the Reporting Period
August 1, 2015	Purchases	Sales	July 31, 2016	Average Balance Outstanding	Purchases	Sales	September 27, 2016
$160,000,000	$ —	$(15,000,000)	$145,000,000	$153,196,721	$ —	$ —	$145,000,000

Refer to Notes to Financial Statements, Note 9 – Borrowing Arrangements, Reverse Repurchase Agreements for further details.

Variable Rate Term Preferred Shares

As noted above, in addition to bank borrowings, NSL, JFR and JRO also issued VRTP Shares. The Funds’ transactions in VRTP Shares are as shown in the accompanying table.

	Current Reporting Period					Subsequent to the Close of the Reporting Period
Fund	August 1, 2015	Issuance	Redemptions	July 31, 2016	Average Balance Outstanding	Issuance	Redemptions	September 27, 2016
NSL	$58,000,000	$—	$(13,000,000)	$45,000,000	$53,560,109	$—	$—	$45,000,000
JFR	$139,000,000	$—	$(31,000,000)	$108,000,000	$128,412,568	$—	$—	$108,000,000
JRO	$98,000,000	$—	$(23,000,000)	$75,000,000	$90,144,809	$—	$—	$75,000,000

Refer to Notes to Financial Statements, Note 4 – Fund Shares, Preferred Shares for further details on VRTP Shares.

Term Preferred Shares

As noted above, in addition to bank borrowings, JSD also issued Term Preferred. The Fund’s transactions in Term Preferred are as shown in the accompanying table.

	Current Reporting Period					Subsequent to the Close of the Reporting Period
Fund	August 1, 2015	Issuance	Redemptions	July 31, 2016	Average Balance Outstanding*	Issuance	Redemptions	September 27, 2016
JSD	$—	$35,000,000	$—	$35,000,000	$35,000,000	$—	$—	$35,000,000
*	For the period November 16, 2015 (first issuance of shares) through July 31, 2016.

Refer to Notes to Financial Statements, Note 4 – Fund Shares, Preferred Shares for further details on Term Preferred.

NUVEEN	11

Common Share

Information

COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of July 31, 2016. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.

During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Monthly Distribution (Ex-Dividend Date)	NSL	JFR	JRO	JSD	JQC
August 2015	$0.0350	$0.0600	$0.0630	$0.0970	$0.0500
September	0.0350	0.0600	0.0630	0.0970	0.0500
October	0.0350	0.0600	0.0630	0.0970	0.0500
November	0.0350	0.0600	0.0630	0.0970	0.0500
December	0.0350	0.0600	0.0630	0.0970	0.0515
January	0.0350	0.0600	0.0630	0.0970	0.0515
February	0.0350	0.0600	0.0630	0.0970	0.0515
March	0.0350	0.0600	0.0630	0.0970	0.0515
April	0.0350	0.0600	0.0630	0.0970	0.0515
May	0.0350	0.0600	0.0630	0.0970	0.0515
June	0.0360	0.0615	0.0645	0.0970	0.0515
July 2016	0.0360	0.0615	0.0645	0.0970	0.0515
Total Monthly Per Share Distributions	$0.4220	$0.7230	$0.7590	$1.1640	$0.6120
Ordinary Income Distribution*	$—	$—	$0.0030	$—	$—
Total Distributions from Net Investment Income	$0.4220	$0.7230	$0.7620	$1.1640	$0.6120
Short-Term Capital Gain*	—	—	—	0.0216	—
Long-Term Capital Gain*	—	—	—	0.0093	—
Total Distributions from Accumulated Net Realized Gains	$—	$—	$—	$0.0309	$—
Total Distributions	$0.4220	$0.7230	$0.7620	$1.1949	$0.6120

Current Distribution Rate**	6.91%	6.91%	7.22%	7.20%	7.33%
*	Distribution paid in December 2015.
**	Current distribution rate is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price. The Fund’s monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.

Each Fund in this report seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of July 31, 2016, all of the Funds had positive UNII balances for tax purposes. NSL and JRO had positive UNII balances while JFR, JSD and JQC had negative UNII balances for financial reporting purposes.

12	NUVEEN

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

COMMON SHARE REPURCHASES

During August 2016 (subsequent to the close of this reporting period), the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of July 31, 2016, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NSL	JFR	JRO	JSD	JQC
Common shares cumulatively repurchased and retired	5,000	147,593	19,400	0	4,804,500
Common shares authorized for repurchase	3,865,000	5,515,000	3,850,000	1,010,000	13,605,000

During the current reporting period, the following Funds repurchased and retired their common shares at a weighted average price per common share and a weighted average discount per common share as shown in the accompanying table.

	NSL	JQC
Common shares repurchased and retired	5,000	304,100
Weighted average price per common share repurchased and retired	$5.43	$7.50
Weighted average discount per common share repurchased and retired	15.42%	16.69%

OTHER COMMON SHARE INFORMATION

As of July 31, 2016, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NSL	JFR	JRO	JSD	JQC
Common share NAV	$6.76	$11.36	$11.31	$17.49	$9.25
Common share price	$6.25	$10.68	$10.72	$16.16	$8.43
Premium/(Discount) to NAV	(7.54)%	(5.99)%	(5.22)%	(7.60)%	(8.86)%
12-month average premium/(discount) to NAV	(11.81)%	(9.50)%	(10.33)%	(12.10)%	(13.19)%

NUVEEN	13

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Senior Income Fund (NSL)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Adjustable Rate Senior Loans may not be fully secured by collateral, generally do not trade on exchanges, and are typically issued by unrated or below-investment grade companies, and therefore are subject to greater liquidity and credit risk. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as interest rate risk are described in more detail on the Fund’s web page at www.nuveen.com/NSL.

Nuveen Floating Rate Income Fund (JFR)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Adjustable Rate Senior Loans may not be fully secured by collateral, generally do not trade on exchanges, and are typically issued by unrated or below-investment grade companies, and therefore are subject to greater liquidity and credit risk. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as interest rate risk are described in more detail on the Fund’s web page at www.nuveen.com/JFR.

Nuveen Floating Rate Income Opportunity Fund (JRO)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Adjustable Rate Senior Loans may not be fully secured by collateral, generally do not trade on exchanges, and are typically issued by unrated or below-investment grade companies, and therefore are subject to greater liquidity and credit risk. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as interest rate risk are described in more detail on the Fund’s web page at www.nuveen.com/JRO.

Nuveen Short Duration Credit Opportunities Fund (JSD)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Adjustable Rate Senior Loans may not be fully secured by collateral, generally do not trade on exchanges, and are typically issued by unrated or below-investment grade companies, and therefore are subject to greater liquidity and credit risk. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as interest rate risk are described in more detail on the Fund’s web page at www.nuveen.com/JSD.

14	NUVEEN

Nuveen Credit Strategies Income Fund (JQC)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Adjustable Rate Senior Loans may not be fully secured by collateral, generally do not trade on exchanges, and are typically issued by unrated or below-investment grade companies, and therefore are subject to greater liquidity and credit risk. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Common stock prices have often experienced significant volatility. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as interest rate risk are described in more detail on the Fund’s web page at www.nuveen.com/JQC.

NUVEEN	15

NSL

Nuveen Senior Income Fund

Performance Overview and Holding Summaries as of July 31, 2016

Refer to Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of July 31, 2016

	Average Annual
	1-Year	5-Year	10-Year
NSL at Common Share NAV	0.61%	5.80%	5.47%
NSL at Common Share Price	5.89%	4.90%	5.23%
Credit Suisse Leveraged Loan Index	2.26%	4.26%	4.26%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

16	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Variable Rate Senior Loan Interests	133.3%
Common Stocks	2.0%
$25 Par (or similar) Retail Preferred	0.0%
Corporate Bonds	16.7%
Repurchase Agreements	6.1%
Other Assets Less Liabilities	(2.2)%
Net Assets Plus Borrowings and VRTP Shares, at Liquidation Preference	155.9%
Borrowings	(38.7)%
VRTP Shares, at Liquidation Preference	(17.2)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)

Albertson’s LLC	3.6%
Avago Technologies	2.7%
Clear Channel Communications, Inc.	2.1%
Dell, Inc.	1.9%
Tenet Healthcare Corporation	1.6%

Portfolio Composition

(% of total investments)

Media	10.5%
Software	6.6%
Semiconductors & Semiconductor Equipment	5.2%
Food & Staples Retailing	5.0%
Health Care Equipment & Supplies	5.0%
Health Care Providers & Services	4.8%
Diversified Telecommunication Services	4.6%
Hotels, Restaurants & Leisure	4.5%
Technology Hardware, Storage & Peripherals	3.6%
Food Products	3.4%
Diversified Consumer Services	3.2%
Wireless Telecommunication Services	2.7%
Pharmaceuticals	2.6%
Real Estate Investment Trust	2.5%
Commercial Services & Supplies	2.3%
Oil, Gas & Consumable Fuels	1.8%
Aerospace & Defense	1.7%
Specialty Retail	1.5%
Consumer Finance	1.5%
Insurance	1.4%
Airlines	1.4%
Automobiles	1.4%
Other	19.0%
Repurchase Agreements	3.8%
Total	100%

Credit Quality

(% of total long-term fixed income investments)

BBB	10.9%
BB or Lower	86.7%
N/R (not rated)	2.4%
Total	100%

NUVEEN	17

JFR

Nuveen Floating Rate Income Fund

Performance Overview and Holding Summaries as of July 31, 2016

Refer to Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of July 31, 2016

	Average Annual
	1-Year	5-Year	10-Year
JFR at Common Share NAV	0.93%	5.86%	5.18%
JFR at Common Share Price	7.50%	6.11%	5.56%
Credit Suisse Leveraged Loan Index	2.26%	4.26%	4.26%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

18	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Variable Rate Senior Loan Interests	128.1%
Common Stocks	1.5%
$25 Par (or similar) Retail Preferred	0.0%
Convertible Bonds	0.1%
Corporate Bonds	14.7%
Asset-Backed Securities	6.4%
Investment Companies	1.7%
Repurchase Agreements	5.1%
Other Assets Less Liabilities	(2.0)%
Net Assets Plus Borrowings and VRTP Shares, at Liquidation Preference	155.6%
Borrowings	(38.4)%
VRTP Shares, at Liquidation Preference	(17.2)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)

Albertson’s LLC	3.5%
Clear Channel Communications, Inc.	2.0%
Avago Technologies	2.0%
Univision Communications, Inc.	1.8%
Dell, Inc.	1.5%

Portfolio Composition

(% of total investments)

Media	10.9%
Software	6.3%
Health Care Providers & Services	5.0%
Food & Staples Retailing	4.9%
Diversified Telecommunication Services	4.8%
Semiconductors & Semiconductor Equipment	4.4%
Health Care Equipment & Supplies	3.8%
Hotels, Restaurants & Leisure	3.8%
Food Products	3.2%
Diversified Consumer Services	3.2%
Wireless Telecommunication Services	3.0%
Technology Hardware, Storage & Peripherals	3.0%
Pharmaceuticals	2.6%
Commercial Services & Supplies	2.3%
Real Estate Investment Trust	2.2%
Oil, Gas & Consumable Fuels	1.7%
Multiline Retail	1.6%
Automobiles	1.4%
Consumer Finance	1.4%
Specialty Retail	1.4%
Insurance	1.4%
Other	19.3%
Asset-Backed Securities	4.1%
Investment Companies	1.1%
Repurchase Agreements	3.2%
Total	100%

Credit Quality

(% of total long-term fixed income investments)

BBB	9.5%
BB or Lower	85.5%
N/R (not rated)	5.0%
Total	100%

NUVEEN	19

JRO

Nuveen Floating Rate Income Opportunity Fund

Performance Overview and Holding Summaries as of July 31, 2016

Refer to Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of July 31, 2016

	Average Annual
	1-Year	5-Year	10-Year
JRO at Common Share NAV	0.53%	6.34%	5.75%
JRO at Common Share Price	6.91%	6.43%	6.11%
Credit Suisse Leveraged Loan Index	2.26%	4.26%	4.26%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

20	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Variable Rate Senior Loan Interests	127.3%
Common Stocks	1.9%
$25 Par (or similar) Retail Preferred	0.0%
Convertible Bonds	0.1%
Corporate Bonds	16.7%
Asset-Backed Securities	6.1%
Repurchase Agreements	5.6%
Other Assets Less Liabilities	(2.2)%
Net Assets Plus Borrowings and VRTP Shares, at Liquidation Preference	155.5%
Borrowings	(38.3)%
VRTP Shares, at Liquidation Preference	(17.2)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)

Albertson’s LLC	3.0%
Clear Channel Communications, Inc.	2.5%
Avago Technologies	1.9%
Dell, Inc.	1.6%
Ziggo N.V.	1.4%

Portfolio Composition

(% of total investments)

Media	11.4%
Software	6.8%
Diversified Telecommunication Services	5.3%
Health Care Providers & Services	4.6%
Food & Staples Retailing	4.5%
Semiconductors & Semiconductor Equipment	4.2%
Health Care Equipment & Supplies	3.9%
Diversified Consumer Services	3.7%
Hotels, Restaurants & Leisure	3.7%
Food Products	3.3%
Technology Hardware, Storage & Peripherals	3.1%
Wireless Telecommunication Services	2.5%
Commercial Services & Supplies	2.5%
Pharmaceuticals	2.5%
Real Estate Investment Trust	2.3%
Oil, Gas & Consumable Fuels	2.0%
Automobiles	1.7%
Aerospace & Defense	1.6%
Consumer Finance	1.6%
Internet Software & Services	1.5%
Other	19.9%
Asset-Backed Securities	3.9%
Repurchase Agreements	3.5%
Total	100%

Credit Quality

(% of total long-term fixed income investments)

BBB	9.5%
BB or Lower	87.9%
N/R (not rated)	2.6%
Total	100%

NUVEEN	21

JSD

Nuveen Short Duration Credit Opportunities Fund

Performance Overview and Holding Summaries as of July 31, 2016

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of July 31, 2016

	Average Annual
	1-Year	5-Year	Since Inception
JSD at Common Share NAV	0.62%	5.96%	5.84%
JSD at Common Share Price	6.52%	5.68%	3.78%
Credit Suisse Leveraged Loan Index	2.26%	4.26%	4.08%

Since inception returns are from May 25, 2011. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

22	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Variable Rate Senior Loan Interests	135.9%
Common Stocks	0.6%
Corporate Bonds	16.5%
Repurchase Agreements	4.3%
Other Assets Less Liabilities	(1.2)%
Net Assets Plus Borrowings and Term Preferred, at Liquidation Preference	156.1%
Borrowings	(36.3)%
Term Preferred, at Liquidation Preference	(19.8)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)1

Albertson’s LLC	3.9%
Avago Technologies	2.4%
First Date Corporation	2.2%
Western Digital Inc.	1.9%
Clear Channel Communications, Inc.	1.8%

Portfolio Composition

(% of total investments)1

Media	7.9%
Software	6.6%
Health Care Providers & Services	5.6%
Health Care Equipment & Supplies	5.5%
Diversified Telecommunication Services	5.3%
Food & Staples Retailing	5.1%
Semiconductors & Semiconductor Equipment	4.9%
Technology Hardware, Storage & Peripherals	3.6%
Hotels, Restaurants & Leisure	3.1%
Commercial Services & Supplies	3.0%
Pharmaceuticals	2.7%
Real Estate Investment Trust	2.7%
Food Products	2.6%
Electric Utilities	2.5%
Wireless Telecommunication Services	2.5%
Diversified Consumer Services	2.3%
Consumer Finance	2.2%
Communications Equipment	2.1%
Internet Software & Services	2.1%
Oil, Gas & Consumable Fuels	2.1%
Aerospace & Defense	2.0%
Specialty Retail	1.5%
Other	19.4%
Repurchase Agreements	2.7%
Total	100%

Credit Quality

(% of total long-term fixed income investments)

BBB	8.4%
BB or Lower	86.6%
N/R (not rated)	5.0%
Total	100%

1	Excluding investments in derivatives.

NUVEEN	23

JQC

Nuveen Credit Strategies Income Fund

Performance Overview and Holding Summaries as of July 31, 2016

Refer to Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of July 31, 2016

	Average Annual
	1-Year	5-Year	10-Year
JQC at Common Share NAV	0.11%	5.29%	3.91%
JQC at Common Share Price	5.98%	7.00%	4.74%
Credit Suisse Leveraged Loan Index	2.26%	4.26%	4.26%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

24	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Variable Rate Senior Loan Interests	119.0%
Common Stocks	1.0%
Exchange-Traded Funds	5.4%
Convertible Preferred Securities	0.7%
Corporate Bonds	25.0%
Repurchase Agreements	8.3%
Other Assets Less Liabilities	(3.2)%
Net Assets Plus Borrowings and Reverse Repurchase Agreements	156.2%
Borrowings	(44.7)%
Reverse Repurchase Agreements	(11.5)%
Net Assets	100%

Top Five Issuers

(% of total long-term
investments)1

PowerShares Senior Loan Portfolio	2.6%
Avago Technologies	2.2%
Ziggo N.V.	2.2%
Albertson’s LLC	2.1%
Petsmart, Inc.	2.1%

Portfolio Composition

(% of total investments)1

Software	9.6%
Media	8.6%
Hotels, Restaurants & Leisure	5.9%
Health Care Providers & Services	4.9%
Diversified Telecommunication Services	4.5%
Semiconductors & Semiconductor Equipment	4.3%
Health Care Equipment & Supplies	4.0%
Wireless Telecommunication Services	3.7%
Chemicals	3.5%
Specialty Retail	3.3%
Pharmaceuticals	3.2%
Food & Staples Retailing	3.2%
Technology Hardware, Storage & Peripherals	3.1%
Diversified Consumer Services	3.0%
Food Products	2.7%
Consumer Finance	2.6%
Diversified Other	2.5%
Other	18.8%
Exchange-Traded Funds	3.4%
Repurchase Agreements	5.2%
Total	100%

Credit Quality

(% of total long-term fixed income investments)

BBB	10.7%
BB or Lower	87.5%
N/R (not rated)	1.8%
Total	100%

1	Excluding investments in derivatives.

NUVEEN	25

Shareholder

Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on April 22, 2016 for NSL, JFR, JRO, JSD and JQC; at this meeting the shareholders were asked to elect Board Members.

	NSL		JFR		JRO		JSD		JQC
	Common and Preferred shares voting together as a class	Preferred Shares	Common and Preferred shares voting together as a class	Preferred Shares	Common and Preferred shares voting together as a class	Preferred Shares	Common and Preferred shares voting together as a class	Preferred Shares	Common Shares
Approval of the Board Members was reached as follows:
William C. Hunter
For	—	580	—	1,390	—	980		32,405	107,149,233
Withhold	—	—	—	—	—	—	—	—	4,565,354
Total	—	580	—	1,390	—	980	—	32,405	111,714,587
William J. Schneider
For	—	580	—	1,390	—	980	—	32,405	—
Withhold	—	—	—	—	—	—	—	—	—
Total	—	580	—	1,390	—	980	—	32,405	—
Judith M. Stockdale
For	29,564,043	—	46,968,502	—	31,956,054	—	7,951,940	—	107,119,127
Withhold	3,200,841	—	902,188	—	954,973	—	784,915	—	4,595,460
Total	32,764,884	—	47,870,690	—	32,911,027	—	8,736,855	—	111,714,587
Carole E. Stone
For	29,569,796	—	46,963,339	—	31,973,921	—	7,936,346	—	107,157,814
Withhold	3,195,088	—	907,351	—	937,106	—	800,509	—	4,556,773
Total	32,764,884	—	47,870,690	—	32,911,027	—	8,736,855	—	111,714,587
Margaret L. Wolff
For	29,568,843	—	46,952,628	—	31,965,189	—	7,950,413	—	107,142,183
Withhold	3,196,041	—	918,062	—	945,838	—	786,442	—	4,572,404
Total	32,764,884	—	47,870,690	—	32,911,027	—	8,736,855	—	111,714,587

26	NUVEEN

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Senior Income Fund

Nuveen Floating Rate Income Fund

Nuveen Floating Rate Income Opportunity Fund

Nuveen Short Duration Credit Opportunities Fund

Nuveen Credit Strategies Income Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Senior Income Fund, Nuveen Floating Rate Income Fund, Nuveen Floating Rate Income Opportunity Fund, Nuveen Short Duration Credit Opportunities Fund and Nuveen Credit Strategies Income Fund (the “Funds”) as of July 31, 2016, and the related statements of operations and cash flows for the year then ended and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. The financial highlights for the periods presented through July 31, 2014, were audited by other auditors whose report dated September 25, 2014, expressed an unqualified opinion on those financial highlights. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of July 31, 2016, the results of their operations and their cash flows for the year then ended and the changes in their net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois

September 28, 2016

NUVEEN	27

NSL

Nuveen Senior Income Fund
Portfolio of Investments	July 31, 2016

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 152.0% (96.2% of Total Investments)

	VARIABLE RATE SENIOR LOAN INTERESTS – 133.3% (84.3% of Total Investments) (4)

	Aerospace & Defense – 2.7% (1.7% of Total Investments)

$1,829	B/E Aerospace, Inc., Term Loan B, First Lien	3.750%	12/16/21	BB+	$1,848,893
3,335	Sequa Corporation, Term Loan B	5.250%	6/19/17	CCC+	2,673,954
237	Transdigm, Inc., Delayed Draw, Tranche F, Term Loan	3.750%	6/09/23	Ba2	235,806
1,976	Transdigm, Inc., Term Loan E, First Lien	3.750%	5/14/22	Ba2	1,972,497
263	Transdigm, Inc., Term Loan F	3.750%	6/09/23	Ba2	262,007
7,640	Total Aerospace & Defense				6,993,157

	Air Freight & Logistics – 0.7% (0.5% of Total Investments)

400	Americold Realty Operating Partnership, Term Loan B, (DD1)	5.750%	12/01/22	BB	402,871
1,492	XPO Logistics, Inc., Term Loan B	5.500%	11/01/21	Ba1	1,509,291
1,892	Total Air Freight & Logistics				1,912,162

	Airlines – 2.2% (1.4% of Total Investments)

1,448	American Airlines, Inc., Term Loan B, First Lien	3.250%	6/29/20	BB+	1,445,583
1,980	American Airlines, Inc., Term Loan B, First Lien	3.500%	10/08/21	BB+	1,980,000
2,425	US Airways, Inc., Term Loan B1	3.500%	5/23/19	BB+	2,427,597
5,853	Total Airlines				5,853,180

	Automobiles – 2.2% (1.4% of Total Investments)

1,430	Chrysler Group LLC, Tranche B, Term Loan	3.250%	12/31/18	BBB–	1,432,720
3,341	Formula One Group, Term Loan, First Lien	4.750%	7/30/21	B	3,313,764
1,000	Formula One Group, Term Loan, Second Lien	7.750%	7/29/22	CCC+	985,833
5,771	Total Automobiles				5,732,317

	Building Products – 1.0% (0.6% of Total Investments)

1,174	Gates Global LLC, Term Loan	4.250%	7/06/21	B+	1,152,853
1,418	Quikrete Holdings, Inc., Term Loan, First Lien	4.000%	9/28/20	BB–	1,423,336
2,592	Total Building Products				2,576,189

	Capital Markets – 0.6% (0.4% of Total Investments)

1,459	Guggenheim Partners LLC, Initial Term Loan	4.250%	7/22/20	N/R	1,463,309

	Chemicals – 2.1% (1.3% of Total Investments)

1,526	Ineos US Finance LLC, Cash Dollar, Term Loan	3.750%	5/04/18	BB–	1,526,272
332	Ineos US Finance LLC, Term Loan B, First Lien	4.250%	3/31/22	BB–	331,693
1,595	Mineral Technologies, Inc., Term Loan B2	4.750%	5/07/21	BB+	1,609,921
746	OM Group, Inc., Term Loan, First Lien	7.000%	10/28/21	Ba3	727,594
1,156	Univar, Inc., Term Loan B, First Lien	4.250%	7/01/22	BB–	1,155,804
5,355	Total Chemicals				5,351,284

	Commercial Services & Supplies – 3.1% (2.0% of Total Investments)

497	Acosta, Inc., Term Loan B	4.250%	9/26/21	B1	488,255
794	CCS Income Trust, Term Loan, First Lien	6.250%	5/15/18	Caa3	759,313
130	Education Management LLC, Tranche A, Term Loan, (5)	5.500%	7/02/20	N/R	36,179
240	Education Management LLC, Tranche B, Term Loan, (5)	8.500%	7/02/20	N/R	12,587
2,272	iQor US, Inc., Term Loan, First Lien	6.000%	4/01/21	B	1,874,577
250	iQor US, Inc., Term Loan, Second Lien	9.750%	4/01/22	CCC+	175,000
997	KAR Auction Services, Inc., Term Loan B3, First Lien	4.250%	3/09/23	BB–	1,006,696
1,493	Protection One, Inc., Term Loan, First Lien	4.750%	7/01/21	Ba2	1,508,358
1,200	Protection One, Inc., Term Loan B	4.750%	5/02/22	B–	1,209,500
995	Universal Services of America, Term Loan, First Lien	4.750%	7/28/22	B+	978,831
8,868	Total Commercial Services & Supplies				8,049,296

28	NUVEEN

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Communications Equipment – 1.5% (1.0% of Total Investments)
$3,163	Avaya, Inc., Term Loan B3	5.243%	10/26/17	B2	$2,647,331
326	Avaya, Inc., Term Loan B6	6.500%	3/31/18	B2	257,313
115	Avaya, Inc., Term Loan B7	6.250%	5/29/20	B2	86,565
21	Commscope, Inc., Term Loan B, First Lien	3.750%	12/29/22	Ba1	20,790
975	Riverbed Technology, Inc., Term Loan B	5.000%	4/24/22	B1	981,727
4,600	Total Communications Equipment				3,993,726

	Consumer Finance – 2.3% (1.5% of Total Investments)

1,500	First Data Corporation, Term Loan B	4.238%	7/08/22	BB	1,507,032
4,500	First Data Corporation, Term Loan B, First Lien	4.488%	3/24/21	BB	4,526,093
6,000	Total Consumer Finance				6,033,125

	Containers & Packaging – 0.8% (0.5% of Total Investments)

902	Berry Plastics Holding Corporation, Term Loan H	3.750%	10/01/22	BB	906,586
1,240	BWAY Holding Company, Term Loan B, First Lien	5.500%	8/14/20	B2	1,240,730
2,142	Total Containers & Packaging				2,147,316

	Diversified Consumer Services – 4.6% (2.9% of Total Investments)

992	AlixPartners LLP, Term Loan B, First Lien	4.500%	7/28/22	B+	994,981
3,285	Cengage Learning Acquisitions, Inc., Term Loan B	5.250%	6/07/23	BB–	3,283,447
1,562	Harland Clarke Holdings Corporation, Term Loan B3	7.000%	5/22/18	BB–	1,523,866
2,876	Hilton Hotels Corporation, Term Loan B2	3.500%	10/25/20	BBB	2,887,007
1,485	Houghton Mifflin, Term Loan B, First Lien	4.000%	5/28/21	BB	1,476,647
90	Laureate Education, Inc., Term Loan B	5.000%	6/15/18	B–	87,658
1,804	ServiceMaster Company, Term Loan	4.250%	7/01/21	BB	1,813,395
12,094	Total Diversified Consumer Services				12,067,001

	Diversified Financial Services – 0.8% (0.5% of Total Investments)

1,097	MGM Growth Properties, Term Loan B	4.000%	4/25/23	BB	1,106,509
990	MJ Acquisition Corp., Term Loan, First Lien	4.000%	6/01/22	BB–	988,132
2,087	Total Diversified Financial Services				2,094,641

	Diversified Telecommunication Services – 5.3% (3.4% of Total Investments)

1,880	Frontier Communications Corporation, Term Loan A, Delayed Draw, First Lien	3.000%	3/31/21	BB	1,790,225
849	Greeneden U.S. Holdings II LLC, Term Loan B	4.000%	2/08/20	B	843,087
591	Intelsat Jackson Holdings, S.A., Tranche B2, Term Loan	3.750%	6/30/19	B1	561,246
1,667	Level 3 Financing, Inc., Term Loan, Tranche B3	4.000%	8/01/19	BB+	1,674,792
1,000	Verizon Communications, Inc., Term Loan	1.737%	7/31/19	BBB+	1,000,000
3,087	WideOpenWest Finance LLC, Term Loan B	4.500%	4/01/19	Ba3	3,096,185
1,849	Ziggo N.V., Term Loan B1	3.652%	1/15/22	BB–	1,843,158
1,191	Ziggo N.V., Term Loan B2	3.656%	1/15/22	BB–	1,187,766
1,960	Ziggo N.V., Term Loan B3, Delayed Draw	3.701%	1/15/22	BB–	1,953,451
14,074	Total Diversified Telecommunication Services				13,949,910

	Electric Utilities – 2.1% (1.3% of Total Investments)

500	EFS Cogen Holdings LLC, Term Loan B	5.250%	6/28/23	BB	501,875
3,000	Energy Future Intermediate Holding Company, Term Loan	4.250%	12/19/16	Ba3	3,008,439
1,629	Texas Competitive Electric Holdings LLC, DIP Term Loan B, First Lien, (WI/DD)	TBD	TBD	BB–	1,636,206
371	Texas Competitive Electric Holdings LLC, DIP Term Loan C, First Lien, (WI/DD)	TBD	TBD	BB–	373,170
5,500	Total Electric Utilities				5,519,690

	Electronic Equipment, Instruments & Components – 1.6% (1.0% of Total Investments)

1,453	SMART Modular Technologies, Inc., Term Loan B	8.250%	8/31/17	B	1,198,602
1,811	TTM Technologies, Term Loan B	6.000%	5/31/21	B+	1,806,325
1,203	Zebra Technologies Corporation, Term Loan B	4.000%	10/27/21	BB+	1,210,639
4,467	Total Electronic Equipment, Instruments & Components				4,215,566

NUVEEN	29

NSL	Nuveen Senior Income Fund
	Portfolio of Investments (continued)	July 31, 2016

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Energy Equipment & Services – 0.7% (0.4% of Total Investments)

$316	Dynamic Energy Services International LLC, Term Loan	11.000%	3/06/18	N/R	$238,777
2,493	Drill Rigs Holdings, Inc., Tranche B1, Term Loan	6.000%	3/31/21	CCC+	916,281
796	Seventy Seven Operating LLC, Term Loan B, (DD1)	3.752%	6/25/21	D	692,082
3,605	Total Energy Equipment & Services				1,847,140

	Food & Staples Retailing – 7.9% (5.0% of Total Investments)

11,325	Albertson’s LLC, Repriced Term Loan B4	4.500%	8/25/21	BB	11,387,911
2,740	Albertson’s LLC, Term Loan B6	4.750%	6/22/23	BB	2,758,057
2,281	BJ’s Wholesale Club, Inc., Replacement Loan, First Lien	4.500%	9/26/19	B–	2,280,021
1,990	BJ’s Wholesale Club, Inc., Replacement Loan, Second Lien	8.500%	3/26/20	CCC	1,979,900
1,375	Rite Aid Corporation, Tranche 2, Term Loan, Second Lien	4.875%	6/21/21	BB	1,380,371
904	Supervalu, Inc., New Term Loan	5.500%	3/21/19	BB	904,614
20,615	Total Food & Staples Retailing				20,690,874

	Food Products – 5.4% (3.4% of Total Investments)

980	Hearthside Group Holdings, Term Loan, First Lien	4.500%	6/02/21	B1	979,657
3,282	Jacobs Douwe Egberts, Term Loan B	4.250%	7/02/22	BB	3,296,580
2,367	Keurig Green Mountain, Inc., Term Loan B, First Lien	5.250%	3/03/23	BB	2,387,848
4,918	US Foods, Inc., Term Loan B	4.000%	6/27/23	B+	4,948,771
2,816	Wilton Products, Inc., Tranche B, Term Loan	8.500%	8/30/18	CCC+	2,372,640
14,363	Total Food Products				13,985,496

	Health Care Equipment & Supplies – 4.3% (2.7% of Total Investments)

3,083	Acelity, Term Loan F	5.000%	8/03/18	Ba3	3,092,161
578	Ardent Medical Services, Inc., Term Loan B, First Lien	6.500%	8/04/21	B1	580,485
575	CareCore National LLC, Term Loan	5.500%	3/05/21	B	560,711
955	ConvaTec Healthcare, Term Loan B	4.250%	6/15/20	Ba2	956,957
995	Greatbatch, Inc., Term Loan B	5.250%	10/27/22	B1	995,155
3,204	Onex Carestream Finance LP, Term Loan, First Lien	5.000%	6/07/19	B+	3,137,702
973	Onex Carestream Finance LP, Term Loan, Second Lien	9.500%	12/09/19	B–	943,464
858	Sterigenics International, Inc., Term Loan B	4.250%	5/16/22	B1	857,235
11,221	Total Health Care Equipment & Supplies				11,123,870

	Health Care Providers & Services – 5.9% (3.7% of Total Investments)

5	Community Health Systems, Inc., Term Loan F	3.924%	12/31/18	BB	4,966
522	Community Health Systems, Inc., Term Loan G	3.750%	12/31/19	BB	514,137
1,044	Community Health Systems, Inc., Term Loan H	4.000%	1/27/21	BB	1,032,148
2,279	DaVita HealthCare Partners, Inc., Tranche B, Term Loan	3.500%	6/24/21	Ba1	2,291,550
2,096	Drumm Investors LLC, Term Loan	9.500%	5/04/18	B	2,060,215
985	Healogics, Inc., Term Loan, First Lien	5.250%	7/01/21	B	851,993
1,704	Heartland Dental Care, Inc., Term Loan, First Lien	5.500%	12/21/18	B1	1,697,686
500	Heartland Dental Care, Inc., Term Loan, Second Lien	9.750%	6/21/19	CCC	479,687
438	Kindred Healthcare, Inc., Term Loan B, First Lien	4.250%	4/09/21	Ba2	436,492
2,004	Millennium Laboratories, Inc., Term Loan B, First Lien	7.500%	12/21/20	B–	1,422,649
1,000	MultiPlan, Inc., Term Loan B	5.000%	6/07/23	B+	1,010,313
590	National Mentor Holdings, Inc., Term Loan B	4.250%	1/31/21	B+	591,986
1,357	Quorum Health Corp., Term Loan B, (DD1)	6.750%	4/29/22	B1	1,366,774
740	Select Medical Corporation, Term Loan E, First Lien	6.000%	6/01/18	Ba2	742,183
964	Select Medical Corporation, Term Loan F, First Lien	6.001%	3/03/21	Ba2	974,503
16,228	Total Health Care Providers & Services				15,477,282

	Health Care Technology – 0.5% (0.3% of Total Investments)

1,316	Catalent Pharma Solutions, Inc., Term Loan	4.250%	5/20/21	BB	1,322,360

	Hotels, Restaurants & Leisure – 6.6% (4.2% of Total Investments)

3,535	Burger King Corporation, Term Loan B	3.750%	12/10/21	Ba3	3,553,479
2,188	CCM Merger, Inc., Term Loan B	4.500%	8/08/21	BB–	2,195,815
1,826	CityCenter Holdings LLC, Term Loan	4.250%	10/16/20	BB	1,838,661
1,559	Intrawest Resorts Holdings, Inc., Initial Term Loan	5.000%	12/09/20	B+	1,564,819
1,485	Life Time Fitness, Inc., Term Loan B	4.250%	6/10/22	BB–	1,485,186

30	NUVEEN

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Hotels, Restaurants & Leisure (continued)

$1,950	Scientific Games Corporation, Term Loan	6.000%	10/18/20	BB–	$1,951,624
1,972	Scientific Games Corporation, Term Loan B2	6.000%	10/01/21	BB–	1,971,390
902	Seaworld Parks and Entertainment, Inc., Term Loan B2	3.000%	5/14/20	BB	884,238
1,748	Station Casino LLC, Term Loan B	3.750%	6/08/23	BB	1,748,874
17,165	Total Hotels, Restaurants & Leisure				17,194,086

	Household Durables – 0.2% (0.1% of Total Investments)

443	Serta Simmons Holdings LLC, Term Loan	4.250%	10/01/19	BB–	445,029

	Household Products – 0.4% (0.2% of Total Investments)

1,000	Revlon Consumer Products Corporation, Term Loan B, First Lien, (WI/DD)	TBD	TBD	Ba3	1,000,125

	Independent Power & Renewable Electricity Producers – 0.8% (0.5% of Total Investments)

2,000	Dynegy, Inc., Term Loan B	5.000%	6/27/23	BB	2,002,708

	Industrial Conglomerates – 0.5% (0.3% of Total Investments)

1,361	Brand Energy & Infrastructure Services, Inc., Initial Term Loan	4.750%	11/26/20	B	1,347,416

	Insurance – 2.3% (1.4% of Total Investments)

2,316	Alliant Holdings I LLC, Initial Term Loan B, First Lien	4.500%	8/12/22	B	2,306,067
995	AssuredPartners Capital, Inc., Term Loan, First Lien	5.750%	10/21/22	B	998,738
2,677	Hub International Holdings, Inc., Initial Term Loan	4.000%	10/02/20	Ba3	2,670,937
5,988	Total Insurance				5,975,742

	Internet & Catalog Retail – 1.1% (0.7% of Total Investments)

2,955	Travelport LLC, Term Loan B	5.000%	9/02/21	B+	2,966,885

	Internet Software & Services – 2.2% (1.4% of Total Investments)

993	Ancestry.com, Inc., Term Loan B	5.000%	8/29/22	Ba3	996,325
600	Sabre Inc., Term Loan	4.000%	2/19/19	Ba2	602,692
403	Sabre Inc., Term Loan B2	4.500%	2/19/19	Ba2	405,380
116	Sabre Inc., Term Loan C	4.000%	2/19/18	Ba2	116,271
3,292	Tibco Software, Inc., Term Loan B	6.500%	12/04/20	B1	3,158,973
375	Vertafore, Inc., Term Loan, First Lien	4.750%	6/30/23	B2	376,306
5,779	Total Internet Software & Services				5,655,947

	IT Services – 1.4% (0.9% of Total Investments)

2,018	EIG Investors Corp., Term Loan	6.480%	11/09/19	B1	1,907,033
199	Mitchell International, Inc., Initial Term Loan B, First Lien	4.500%	10/13/20	B1	198,603
750	WEX, Inc., Term Loan B	4.250%	6/30/23	BB–	756,328
282	VFH Parent LLC, New Term Loan	5.250%	11/08/19	N/R	282,726
451	Zayo Group LLC, Term Loan B	3.750%	5/06/21	Ba2	451,192
3,700	Total IT Services				3,595,882

	Leisure Products – 1.6% (1.0% of Total Investments)

1,363	24 Hour Fitness Worldwide, Inc., Term Loan B	4.750%	5/28/21	Ba3	1,336,468
1,299	Academy, Ltd., Term Loan B	5.000%	7/01/22	B	1,257,579
1,161	Equinox Holdings, Inc., New Initial Term Loan, First Lien	5.000%	1/31/20	B1	1,164,167
500	Four Seasons Holdings, Inc., Term Loan, Second Lien	7.750%	12/27/20	B–	502,083
4,323	Total Leisure Products				4,260,297

	Machinery – 0.4% (0.2% of Total Investments)

468	Rexnord LLC, Term Loan B	4.000%	8/21/20	BB–	467,956
499	Vizient, Inc., Term Loan B, First Lien	6.250%	2/13/23	B1	505,608
967	Total Machinery				973,564

	Marine – 0.3% (0.2% of Total Investments)

741	American Commercial Lines LLC, Term Loan B, First Lien	9.750%	11/12/20	B	698,965

NUVEEN	31

NSL	Nuveen Senior Income Fund
	Portfolio of Investments (continued)	July 31, 2016

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Media – 12.6% (7.9% of Total Investments)

$1,277	Advantage Sales & Marketing, Inc., Term Loan, First Lien	4.250%	7/23/21	B1	$1,273,099
950	Advantage Sales & Marketing, Inc., Term Loan, Second Lien	7.500%	7/25/22	CCC+	894,336
639	Affinion Group Holdings, Inc., Initial Term Loan, Second Lien	8.500%	10/31/18	Caa1	528,069
992	Affinion Group Holdings, Inc., Term Loan, First Lien	6.750%	4/30/18	B1	946,074
1,470	Catalina Marketing Corporation, Term Loan, First Lien	4.500%	4/09/21	B1	1,274,000
1,000	Catalina Marketing Corporation, Term Loan, Second Lien	7.750%	4/11/22	Caa1	681,867
3,473	Cequel Communications LLC, Extended Term Loan	4.250%	12/14/22	BB–	3,487,609
2,992	Charter Communications Operating Holdings LLC, Term Loan I	3.500%	1/24/23	BBB	3,010,401
1,500	Clear Channel Communications, Inc., Tranche D, Term Loan	7.246%	1/30/19	Caa1	1,169,062
2,111	Clear Channel Communications, Inc., Term Loan E	7.996%	7/30/19	Caa1	1,636,315
5,555	Cumulus Media, Inc., Term Loan B	4.250%	12/23/20	B3	3,947,680
1,175	Emerald Expositions Holdings, Inc., Term Loan, First Lien	4.750%	6/17/20	BB–	1,177,128
400	Getty Images, Inc., Term Loan B, First Lien, (WI/DD)	TBD	TBD	B3	315,000
445	Gray Television, Inc., Initial Term Loan	3.938%	6/13/21	BB	447,042
980	IMG Worldwide, Inc., First Lien	5.250%	5/06/21	B1	982,200
750	Lions Gate Entertainment Corporation, Term Loan B, Second Lien	5.000%	3/17/22	BB–	764,062
1,500	McGraw-Hill Education Holdings LLC, Term Loan B	5.000%	5/02/22	Ba3	1,509,750
995	Numericable Group S.A., Term Loan	4.752%	2/10/23	B+	998,006
1,637	Springer Science & Business Media, Inc., Term Loan B9, First Lien	4.500%	8/14/20	B	1,589,601
3,780	Univision Communications, Inc., Replacement Term Loan, First Lien	4.000%	3/01/20	B+	3,783,936
1,000	UPC Financing Partnership, Term Loan, First Lien, (WI/DD)	TBD	TBD	BB	995,000
992	WMG Acquisition Corporation, Tranche B, Refinancing Term Loan	3.750%	7/01/20	Ba3	989,983
113	Yell Group PLC, Term Loan A2	5.647%	3/01/19	CCC+	396,620
764	Yell Group PLC, Term Loan B2, PIK, (6)	0.000%	3/03/24	CCC–	—
36,490	Total Media				32,796,840

	Metals & Mining – 1.1% (0.7% of Total Investments)

359	Fairmount Minerals, Ltd., Term Loan B1, First Lien, (WI/DD)	TBD	TBD	Caa1	308,450
600	Fairmount Minerals, Ltd., Term Loan B2, First Lien, (WI/DD)	TBD	TBD	B–	530,250
1,120	Fortescue Metals Group, Ltd., Term Loan B, First Lien	4.250%	6/30/19	BBB–	1,098,995
1,000	Zekelman Industries, Term Loan B	6.000%	6/14/21	BB–	1,006,250
3,079	Total Metals & Mining				2,943,945

	Multiline Retail – 2.2% (1.4% of Total Investments)

987	Bass Pro Group LLC, Term Loan B, First Lien	4.000%	6/05/20	BB–	986,266
1,496	Belk, Inc., Term Loan B, First Lien	5.750%	12/12/22	B+	1,319,692
1,817	Dollar Tree, Inc., Term Loan B1	3.500%	7/06/22	BBB	1,827,681
830	Dollar Tree, Inc., Term Loan B2	4.250%	7/06/22	BBB	833,756
691	Hudson’s Bay Company, Term Loan B, First Lien	4.750%	9/30/22	BB	694,053
5,821	Total Multiline Retail				5,661,448

	Oil, Gas & Consumable Fuels – 2.4% (1.5% of Total Investments)

719	California Resources Corporation, Term Loan A, First Lien, (WI/DD)	TBD	TBD	B1	667,539
920	C&J Holding Co., Term Loan B2, (DD1), (5)	0.000%	3/24/22	D	669,300
335	Crestwood Holdings LLC, Term Loan B	9.000%	6/19/19	B3	300,673
114	Energy and Exploration Partners, Term Loan, Second Lien	5.000%	5/13/22	N/R	63,008
1,664	Fieldwood Energy LLC, Term Loan, First Lien, (DD1)	3.875%	10/01/18	B2	1,434,805
444	Fieldwood Energy LLC, Term Loan, First Lien	8.000%	8/31/20	B–	372,896
505	Fieldwood Energy LLC, Term Loan, Second Lien, (DD1)	8.375%	9/30/20	CCC–	168,062
805	Fieldwood Energy LLC, Term Loan, Second Lien	8.375%	9/30/20	N/R	483,173
1,749	Harvey Gulf International Marine, Inc., Term Loan B	5.500%	6/18/20	CCC+	1,027,303
1,832	Seadrill Partners LLC, Initial Term Loan	4.000%	2/21/21	B–	830,108
25	Southcross Holdings Borrower L.P., Term Loan B, First Lien	3.500%	4/13/23	CCC+	21,514
334	Western Refining, Inc., Term Loan B	5.250%	11/12/20	B+	324,327
9,446	Total Oil, Gas & Consumable Fuels				6,362,708

	Pharmaceuticals – 4.0% (2.6% of Total Investments)

598	Concordia Healthcare Corporation, Term Loan B, First Lien	5.250%	10/21/21	B+	587,499
190	Endo Health Solutions, Inc., Term Loan B	3.750%	9/26/22	BB	188,399
2,000	Graceway Pharmaceuticals LLC, Second Lien Term Loan, (5), (6)	0.000%	5/03/13	N/R	200
980	Patheon, Inc., Term Loan B	4.250%	3/11/21	B1	976,325
2,771	Pharmaceutical Product Development, Inc., Term Loan B, First Lien	4.250%	8/18/22	B1	2,773,443

32	NUVEEN

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Pharmaceuticals (continued)

$2,322	Pharmaceutical Research Associates, Inc., Term Loan	4.500%	9/23/20	BB–	$2,337,714
1,279	Valeant Pharmaceuticals International, Inc., Term Loan E	4.750%	8/05/20	Ba2	1,264,525
2,456	Valeant Pharmaceuticals International, Inc., Term Loan F	5.000%	4/01/22	Ba2	2,440,506
12,596	Total Pharmaceuticals				10,568,611

	Professional Services – 0.4% (0.3% of Total Investments)

1,150	Ceridian Corporation, Term Loan B2	4.500%	9/15/20	Ba3	1,111,411

	Real Estate Investment Trust – 3.6% (2.3% of Total Investments)

5,427	Communications Sales & Leasing, Inc., Term Loan B, First Lien	5.000%	10/24/22	BB+	5,432,739
1,511	Realogy Corporation, Term Loan B, First Lien	3.750%	7/14/22	BB+	1,520,060
566	Starwood Property Trust, Inc., Term Loan B	3.500%	4/17/20	BB	566,275
2,342	Walter Investment Management Corporation, Tranche B, Term Loan, First Lien	4.750%	12/18/20	B+	1,928,404
9,846	Total Real Estate Investment Trust				9,447,478

	Real Estate Management & Development – 0.7% (0.5% of Total Investments)

1,861	Capital Automotive LP, Term Loan, Second Lien	6.000%	4/30/20	B1	1,877,207

	Road & Rail – 0.3% (0.2% of Total Investments)

995	Quality Distribution, Term Loan, First Lien	5.750%	8/18/22	B2	896,329

	Semiconductors & Semiconductor Equipment – 7.4% (4.7% of Total Investments)

1,185	Avago Technologies, Term Loan A	2.231%	2/01/21	BBB	1,166,484
10,752	Avago Technologies, Term Loan B, First Lien	4.250%	2/01/23	BBB	10,789,846
654	Cypress Semiconductor Corp, Term Loan B	6.500%	7/05/21	BB–	658,069
1,000	Micron Technology, Inc., Term Loan B, First Lien	6.640%	4/26/22	Baa2	1,012,500
1,305	Microsemi Corporation, Term Loan B, First Lien	3.750%	1/15/23	BB	1,315,552
1,066	NXP Semiconductor LLC, Term Loan B, First Lien	3.750%	12/07/20	Baa2	1,074,900
959	NXP Semiconductor LLC, Term Loan D	3.250%	1/11/20	Baa2	961,500
2,250	On Semiconductor Corp., Term Loan B, First Lien	5.250%	3/31/23	Ba1	2,278,125
19,171	Total Semiconductors & Semiconductor Equipment				19,256,976

	Software – 9.8% (6.2% of Total Investments)

1,167	Blackboard, Inc., Term Loan B3	4.750%	10/04/18	B+	1,139,353
2,069	BMC Software, Inc., Initial Term Loan	5.000%	9/10/20	B1	1,903,501
980	Computer Sciences Government Services, Term Loan B, First Lien	3.750%	11/28/22	BB+	985,638
750	Compuware Corporation, Term Loan, Second Lien	9.250%	12/15/22	CCC+	645,000
2,418	Compuware Corporation, Tranche B2, Term Loan, First Lien	6.250%	12/15/21	B	2,325,337
1,739	Ellucian, Term Loan B, First Lien	4.750%	9/30/22	B2	1,742,523
1,034	Emdeon Business Services LLC, Term Loan B2	3.750%	11/02/18	Ba3	1,036,582
5,799	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan B5	3.750%	6/03/20	BB	5,744,247
992	Informatica Corp.,Term Loan B	4.500%	8/05/22	B	979,916
783	Micro Focus International PLC, Term Loan B	4.500%	11/20/21	BB–	782,868
1,181	Micro Focus International PLC, Term Loan C	4.502%	11/20/19	BB–	1,185,680
3,369	Misys PLC, Term Loan B, First Lien	5.000%	12/12/18	B+	3,384,129
694	MSC Software Corporation, Initial Term Loan, First Lien	5.000%	5/29/20	B1	671,406
1,325	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B1	4.000%	7/08/22	BB	1,334,205
172	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B2	4.000%	7/08/22	BB	172,862
1,500	Uber Technologies, Inc., Term Loan B, First Lien	5.000%	7/07/23	N/R	1,498,751
25,972	Total Software				25,531,998

	Specialty Retail – 2.4% (1.5% of Total Investments)

499	Gardner Denver, Inc., Term Loan, (DD1)	4.250%	7/30/20	B	475,497
1,552	Jo-Ann Stores, Inc., Term Loan, First Lien	4.000%	3/16/18	Ba3	1,544,976
2,838	Petco Animal Supplies, Inc., Term Loan B1	5.000%	1/26/23	B1	2,854,062
1,333	Petsmart, Inc., Term Loan B	4.250%	3/11/22	BB–	1,337,064
6,222	Total Specialty Retail				6,211,599

	Technology Hardware, Storage & Peripherals – 5.7% (3.6% of Total Investments)

1,000	Dell International LLC, Term Loan A2, First Lien, (WI/DD)	TBD	TBD	BBB–	967,500

NUVEEN	33

NSL	Nuveen Senior Income Fund
	Portfolio of Investments (continued)	July 31, 2016

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Technology Hardware, Storage & Peripherals (continued)

$1,500	Dell International LLC, Term Loan A3, First Lien, (WI/DD)	TBD	TBD	BBB–	$1,476,562
7,363	Dell International LLC, Term Loan B, (WI/DD)	TBD	TBD	BBB–	7,372,590
5,000	Western Digital Inc., Term Loan B, First Lien	6.250%	4/29/23	BBB–	5,058,750
14,863	Total Technology Hardware, Storage & Peripherals				14,875,402

	Textiles, Apparel & Luxury Goods – 0.5% (0.3% of Total Investments)

690	Gymboree Corporation, Term Loan	5.000%	2/23/18	CCC+	538,344
1,033	J Crew Group, Term Loan B, First Lien	4.000%	3/05/21	B2	737,727
1,723	Total Textiles, Apparel & Luxury Goods				1,276,071

	Trading Companies & Distributors – 1.5% (0.9% of Total Investments)

3,082	HD Supply, Inc., Term Loan B	3.750%	8/13/21	BB	3,097,812
827	Neff Rental/Neff Finance Closing Date Loan, Second Lien	7.250%	6/09/21	B–	814,295
3,909	Total Trading Companies & Distributors				3,912,107

	Transportation Infrastructure – 0.4% (0.3% of Total Investments)

66	Ceva Group PLC, Canadian Term Loan	6.500%	3/19/21	B2	55,039
383	Ceva Group PLC, Dutch B.V., Term Loan	6.500%	3/19/21	B2	319,225
371	Ceva Group PLC, Synthetic Letter of Credit Term Loan	6.500%	3/19/21	B2	309,673
528	Ceva Group PLC, US Term Loan	6.500%	3/19/21	B2	440,310
1,348	Total Transportation Infrastructure				1,124,247

	Wireless Telecommunication Services – 2.2% (1.4% of Total Investments)

834	Asurion LLC, Term Loan B1	5.000%	5/24/19	Ba3	835,643
851	Asurion LLC, Term Loan B4, First Lien	5.000%	8/04/22	Ba3	853,488
2,943	Fairpoint Communications, Inc., Term Loan B	7.500%	2/14/19	B	2,949,370
270	Syniverse Holdings, Inc., Initial Term Loan B, First Lien, (WI/DD)	TBD	TBD	B+	218,362
270	Syniverse Holdings, Inc., Tranche B, Term Loan, (WI/DD)	TBD	TBD	B+	218,362
672	T-Mobile USA, Term Loan B	3.500%	11/09/22	BBB–	676,557
5,840	Total Wireless Telecommunication Services				5,751,782
$364,496	Total Variable Rate Senior Loan Interests (cost $360,494,686)				348,121,696

Shares	Description (1)				Value

	COMMON STOCKS – 2.0% (1.3% of Total Investments)

	Banks – 0.9% (0.6% of Total Investments)

33,301	BLB Worldwide Holdings Inc., (7)				$2,467,048

	Diversified Consumer Services – 0.5% (0.3% of Total Investments)

53,514	Cengage Learning Holdings II LP, (7), (8)				1,230,822
1,562,493	Education Management Corporation, (7), (8)				156
	Total Diversified Consumer Services				1,230,978

	Energy Equipment & Services – 0.1% (0.1% of Total Investments)

1,961	Vantage Drill International, (7), (8)				171,588

	Health Care Providers & Services – 0.0% (0.0% of Total Investments)

58,830	Millennium Health LLC, (7)				88,245

	Media – 0.5% (0.3% of Total Investments)

3,479	Cumulus Media, Inc., (7)				1,330
6,268	Metro-Goldwyn-Mayer, (7), (8)				504,574
18,422	Tribune Media Company				682,535
14,825	Tribune Media Company, (6)				—
4,605	tronc, Inc., (7)				69,029
	Total Media				1,257,468

34	NUVEEN

Shares	Description (1)				Value

	Oil, Gas & Consumable Fuels – 0.0% (0.0% of Total Investments)

54	Energy and Exploration Partners, Inc., (7), (8)				$18,900
27	Southcross Holdings Borrower LP, (7)				8,775
	Total Oil, Gas & Consumable Fuels				27,675

	Software – 0.0% (0.0% of Total Investments)

291,294	Eagle Topco LP, (6), (7)				—
	Total Common Stocks (cost $7,298,060)				5,243,002

Shares	Description (1)	Coupon		Ratings (3)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 0.0% (0.0% of Total Investments)

	Diversified Consumer Services – 0.0% (0.0% of Total Investments)

1,738	Education Management Corporation, (8)	7.500%		N/R	$435
	Total $25 Par (or similar) Retail Preferred (cost $4,219)				435

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 16.7% (10.6% of Total Investments)

	Commercial Services & Supplies – 0.5% (0.3% of Total Investments)

$1,233	NES Rental Holdings Inc., 144A	7.875%	5/01/18	B–	$1,202,175

	Communications Equipment – 0.3% (0.2% of Total Investments)

115	Avaya Inc., 144A	7.000%	4/01/19	B2	86,538
2,895	Avaya Inc., 144A	10.500%	3/01/21	Caa2	781,650
3,010	Total Communications Equipment				868,188

	Containers & Packaging – 0.3% (0.2% of Total Investments)

776	Reynolds Group	9.875%	8/15/19	CCC+	797,340

	Diversified Telecommunication Services – 1.8% (1.2% of Total Investments)

600	Frontier Communications Corporation	8.875%	9/15/20	BB	644,814
1,585	Frontier Communications Corporation	6.250%	9/15/21	BB	1,541,413
1,350	Frontier Communications Corporation	6.875%	1/15/25	BB	1,183,937
215	IntelSat Limited	6.750%	6/01/18	CC	132,225
3,050	IntelSat Limited	7.750%	6/01/21	CC	701,500
2,650	IntelSat Limited	8.125%	6/01/23	CC	616,125
9,450	Total Diversified Telecommunication Services				4,820,014

	Health Care Equipment & Supplies – 3.6% (2.3% of Total Investments)

2,025	Kinetic Concepts	10.500%	11/01/18	B–	2,068,031
1,000	Kinetic Concepts	12.500%	11/01/19	CCC+	980,000
3,500	Tenet Healthcare Corporation	6.000%	10/01/20	BB	3,701,250
1,100	Tenet Healthcare Corporation	8.125%	4/01/22	B–	1,135,750
1,560	Tenet Healthcare Corporation	6.750%	6/15/23	B–	1,501,500
9,185	Total Health Care Equipment & Supplies				9,386,531

	Health Care Providers & Services – 1.7% (1.1% of Total Investments)

1,020	Community Health Systems, Inc.	5.125%	8/01/21	BB	1,014,900
2,400	Community Health Systems, Inc.	6.875%	2/01/22	B+	2,064,000
600	Iasis Healthcare Capital Corporation	8.375%	5/15/19	CCC+	576,000
750	Select Medical Corporation	6.375%	6/01/21	B–	742,035
4,770	Total Health Care Providers & Services				4,396,935

	Hotels, Restaurants & Leisure – 0.5% (0.3% of Total Investments)

1,550	Scientific Games International Inc.	10.000%	12/01/22	B	1,377,562

NUVEEN	35

NSL	Nuveen Senior Income Fund
	Portfolio of Investments (continued)	July 31, 2016

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Media – 3.6% (2.3% of Total Investments)

$100	Charter Communications Operating LLC/ Charter Communications Operating Capital Corporation, 144A	3.579%	7/23/20	BBB	$105,258
1,524	Clear Channel Communications, Inc.	10.000%	1/15/18	CC	979,170
2,872	Clear Channel Communications, Inc.	9.000%	12/15/19	Caa1	2,319,140
6,468	Clear Channel Communications, Inc.	14.000%	2/01/21	CC	2,732,598
3,050	Clear Channel Communications, Inc.	9.000%	3/01/21	Caa1	2,279,875
1,000	Dish DBS Corporation	5.875%	11/15/24	Ba3	965,000
15,014	Total Media				9,381,041

	Oil, Gas & Consumable Fuels – 0.6% (0.3% of Total Investments)

400	Denbury Resources Inc.	6.375%	8/15/21	CCC+	266,000
1,500	FTS International Inc., 144A	8.134%	6/15/20	B1	1,214,353
1,900	Total Oil, Gas & Consumable Fuels				1,480,353

	Real Estate Investment Trust – 0.3% (0.2% of Total Investments)

750	iStar Inc.	4.000%	11/01/17	B+	744,375

	Semiconductors & Semiconductor Equipment – 0.9% (0.5% of Total Investments)

1,075	Advanced Micro Devices, Inc.	7.750%	8/01/20	CCC	1,061,562
1,200	Advanced Micro Devices, Inc.	7.500%	8/15/22	CCC	1,161,000
2,275	Total Semiconductors & Semiconductor Equipment				2,222,562

	Software – 0.6% (0.4% of Total Investments)

1,330	BMC Software Finance Inc., 144A	8.125%	7/15/21	CCC+	1,083,950
700	Boxer Parent Company Inc./BMC Software, 144A	9.000%	10/15/19	CCC+	591,500
2,030	Total Software				1,675,450

	Wireless Telecommunication Services – 2.0% (1.3% of Total Investments)

1,000	Sprint Capital Corporation	6.900%	5/01/19	B+	988,750
500	Sprint Corporation	7.875%	9/15/23	B+	456,565
2,000	Sprint Corporation	7.125%	6/15/24	B+	1,780,000
1,750	T-Mobile USA Inc.	6.250%	4/01/21	BB	1,830,938
75	T-Mobile USA Inc.	6.731%	4/28/22	BB	78,562
75	T-Mobile USA Inc.	6.836%	4/28/23	BB	80,063
5,400	Total Wireless Telecommunication Services				5,214,878
$57,343	Total Corporate Bonds (cost $55,017,628)				43,567,404
	Total Long-Term Investments (cost $422,814,593)				396,932,537

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 6.1% (3.8% of Total Investments)

	REPURCHASE AGREEMENTS – 6.1% (3.8% of Total Investments)

$15,887	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/29/16, repurchase price $15,887,047, collateralized by $14,885,000 U.S. Treasury Notes, 2.500%, due 8/15/23, value $16,206,044	0.030%	8/01/16		$15,887,007
	Total Short-Term Investments (cost $15,887,007)				15,887,007
	Total Investments (cost $438,701,600) – 158.1%				412,819,544
	Borrowings – (38.7)% (9), (10)				(101,000,000)
	Variable Rate Term Preferred Shares, at Liquidation Preference – (17.2)% (11)				(45,000,000)
	Other Assets Less Liabilities – (2.2)%				(5,748,230)
	Net Assets Applicable to Common Shares – 100%				$261,071,314

36	NUVEEN

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(5)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(6)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(7)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(8)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(9)	Borrowings as a percentage of Total Investments is 24.5%.

(10)	The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(11)	Variable Rate Term Preferred Shares, at Liquidation Preference as a percentage of Total Investments is 10.9%.

(DD1)	Portion of investment purchased on a delayed delivery basis.

(WI/DD)	Purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

TBD	Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

See accompanying notes to financial statements.

NUVEEN	37

JFR

Nuveen Floating Rate Income Fund
Portfolio of Investments	July 31, 2016

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 152.5% (96.8% of Total Investments)

	VARIABLE RATE SENIOR LOAN INTERESTS – 128.1% (81.3% of Total Investments) (4)

	Aerospace & Defense – 2.1% (1.3% of Total Investments)

$4,269	B/E Aerospace, Inc., Term Loan B, First Lien	3.750%	12/16/21	BB+	$4,314,082
5,724	Sequa Corporation, Term Loan B	5.250%	6/19/17	CCC+	4,589,888
474	Transdigm, Inc., Delayed Draw, Tranche F, Term Loan	3.750%	6/09/23	Ba2	471,612
2,964	Transdigm, Inc., Term Loan E, First Lien	3.750%	5/14/22	Ba2	2,958,745
526	Transdigm, Inc., Term Loan F	3.750%	6/09/23	Ba2	524,013
13,957	Total Aerospace & Defense				12,858,340

	Air Freight & Logistics – 0.6% (0.4% of Total Investments)

799	Americold Realty Operating Partnership, Term Loan B, (DD1)	5.750%	12/01/22	BB	805,742
2,985	XPO Logistics, Inc., Term Loan B	5.500%	11/01/21	Ba1	3,018,581
3,784	Total Air Freight & Logistics				3,824,323

	Airlines – 1.7% (1.1% of Total Investments)

3,388	American Airlines, Inc., Term Loan B, First Lien	3.250%	6/29/20	BB+	3,382,785
2,970	American Airlines, Inc., Term Loan B, First Lien	3.500%	10/08/21	BB+	2,970,000
4,365	US Airways, Inc., Term Loan B1	3.500%	5/23/19	BB+	4,369,675
10,723	Total Airlines				10,722,460

	Automobiles – 2.3% (1.4% of Total Investments)

4,588	Chrysler Group LLC, Tranche B, Term Loan	3.250%	12/31/18	BBB–	4,595,240
7,795	Formula One Group, Term Loan, First Lien	4.750%	7/30/21	B	7,732,116
2,000	Formula One Group, Term Loan, Second Lien	7.750%	7/29/22	CCC+	1,971,666
14,383	Total Automobiles				14,299,022

	Building Products – 0.7% (0.4% of Total Investments)

2,054	Gates Global LLC, Term Loan	4.250%	7/06/21	B+	2,017,494
2,115	Quikrete Holdings, Inc., Term Loan, First Lien	4.000%	9/28/20	BB–	2,123,083
4,169	Total Building Products				4,140,577

	Capital Markets – 0.9% (0.6% of Total Investments)

2,779	Citco III Limited, Term Loan B	4.250%	6/29/18	N/R	2,778,101
2,917	Guggenheim Partners LLC, Initial Term Loan	4.250%	7/22/20	N/R	2,926,617
5,696	Total Capital Markets				5,704,718

	Chemicals – 1.8% (1.1% of Total Investments)

2,720	Ineos US Finance LLC, Cash Dollar, Term Loan	3.750%	5/04/18	BB–	2,720,347
591	Ineos US Finance LLC, Term Loan B, First Lien	4.250%	3/31/22	BB–	591,192
2,319	Mineral Technologies, Inc., Term Loan B2	4.750%	5/07/21	BB+	2,340,597
1,990	OM Group, Inc., Term Loan, First Lien	7.000%	10/28/21	Ba3	1,940,250
3,481	Univar, Inc., Term Loan B, First Lien	4.250%	7/01/22	BB–	3,481,106
11,101	Total Chemicals				11,073,492

	Commercial Services & Supplies – 3.4% (2.2% of Total Investments)

1,490	Acosta, Inc., Term Loan B	4.250%	9/26/21	B1	1,464,765
934	ADS Waste Holdings, Inc., Initial Term Loan, Tranche B2	3.750%	10/09/19	B+	933,307
2,804	CCS Income Trust, Term Loan, First Lien	6.250%	5/15/18	Caa3	2,681,591
824	Education Management LLC, Tranche A, Term Loan, (5)	5.500%	7/02/20	N/R	228,737
1,516	Education Management LLC, Tranche B, Term Loan, (5)	8.500%	7/02/20	N/R	79,577
4,544	iQor US, Inc., Term Loan, First Lien	6.000%	4/01/21	B	3,749,154
500	iQor US, Inc., Term Loan, Second Lien	9.750%	4/01/22	CCC+	350,000
1,496	KAR Auction Services, Inc., Term Loan B3, First Lien	4.250%	3/09/23	BB–	1,510,044
3,856	Protection One, Inc., Term Loan, First Lien	4.750%	7/01/21	Ba2	3,896,591

38	NUVEEN

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Commercial Services & Supplies (continued)

$2,950	Protection One, Inc., Term Loan B	4.750%	5/02/22	B–	$2,973,355
1,990	Universal Services of America, Term Loan, First Lien	4.750%	7/28/22	B+	1,957,662
1,750	Universal Services of America, Term Loan, Second Lien	9.500%	7/28/23	B–	1,701,875
24,654	Total Commercial Services & Supplies				21,526,658

	Communications Equipment – 1.4% (0.9% of Total Investments)

6,724	Avaya, Inc., Term Loan B3	5.243%	10/26/17	B2	5,626,922
1,060	Avaya, Inc., Term Loan B6	6.500%	3/31/18	B2	837,207
204	Avaya, Inc., Term Loan B7	6.250%	5/29/20	B2	154,311
2,274	Riverbed Technology, Inc., Term Loan B	5.000%	4/24/22	B1	2,289,057
10,262	Total Communications Equipment				8,907,497

	Consumer Finance – 2.3% (1.4% of Total Investments)

2,500	First Data Corporation, Term Loan B	4.238%	7/08/22	BB	2,511,720
11,550	First Data Corporation, Term Loan B, First Lien	4.488%	3/24/21	BB	11,616,965
14,050	Total Consumer Finance				14,128,685

	Containers & Packaging – 1.3% (0.8% of Total Investments)

1,805	Berry Plastics Holding Corporation, Term Loan H	3.750%	10/01/22	BB	1,813,171
4,172	BWAY Holding Company, Term Loan B, First Lien	5.500%	8/14/20	B2	4,174,792
2,363	Reynolds Group Holdings, Inc., Term Loan, First Lien, (WI/DD)	TBD	TBD	B+	2,369,338
8,340	Total Containers & Packaging				8,357,301

	Diversified Consumer Services – 4.7% (3.0% of Total Investments)

1,737	AlixPartners LLP, Term Loan B, First Lien	4.500%	7/28/22	B+	1,741,217
5,400	Cengage Learning Acquisitions, Inc., Term Loan B	5.250%	6/07/23	BB–	5,396,625
1,778	Harland Clarke Holdings Corporation, Term Loan B3	7.000%	5/22/18	BB–	1,734,984
1,406	Harland Clarke Holdings Corporation, Term Loan B4	6.993%	8/04/19	BB–	1,375,488
8,569	Hilton Hotels Corporation, Term Loan B2	3.500%	10/25/20	BBB	8,600,655
2,970	Houghton Mifflin, Term Loan B, First Lien	4.000%	5/28/21	BB	2,953,294
180	Laureate Education, Inc., Term Loan B	5.000%	6/15/18	B–	176,439
7,732	ServiceMaster Company, Term Loan	4.250%	7/01/21	BB	7,774,450
29,772	Total Diversified Consumer Services				29,753,152

	Diversified Financial Services – 0.6% (0.4% of Total Investments)

2,194	MGM Growth Properties, Term Loan B	4.000%	4/25/23	BB	2,213,017
1,485	MJ Acquisition Corp., Term Loan, First Lien	4.000%	6/01/22	BB–	1,482,198
3,679	Total Diversified Financial Services				3,695,215

	Diversified Telecommunication Services – 6.4% (4.0% of Total Investments)

3,710	Frontier Communications Corporation, Term Loan A, Delayed Draw, First Lien	3.000%	3/31/21	BB	3,533,421
1,699	Greeneden U.S. Holdings II LLC, Term Loan B	4.000%	2/08/20	B	1,686,174
1,181	Intelsat Jackson Holdings, S.A., Tranche B2, Term Loan	3.750%	6/30/19	B1	1,122,493
2,435	Level 3 Financing, Inc., Term Loan B2	3.500%	5/31/22	BB+	2,447,293
3,667	Level 3 Financing, Inc., Term Loan, Tranche B3	4.000%	8/01/19	BB+	3,684,542
750	Presidio, Inc., Refinancing Term Loan, First Lien, (WI/DD)	TBD	TBD	B1	747,562
4,000	Verizon Communications, Inc., Term Loan	1.737%	7/31/19	BBB+	4,000,000
10,745	WideOpenWest Finance LLC, Term Loan B	4.500%	4/01/19	Ba3	10,777,550
4,437	Ziggo N.V., Term Loan B1	3.652%	1/15/22	BB–	4,423,580
2,860	Ziggo N.V., Term Loan B2	3.656%	1/15/22	BB–	2,850,638
4,703	Ziggo N.V., Term Loan B3, Delayed Draw	3.701%	1/15/22	BB–	4,688,282
40,187	Total Diversified Telecommunication Services				39,961,535

	Electric Utilities – 1.8% (1.2% of Total Investments)

1,000	EFS Cogen Holdings LLC, Term Loan B	5.250%	6/28/23	BB	1,003,750
6,500	Energy Future Intermediate Holding Company, Term Loan	4.250%	12/19/16	Ba3	6,518,285
3,257	Texas Competitive Electric Holdings LLC, DIP Term Loan B, First Lien, (WI/DD)	TBD	TBD	BB–	3,272,412

NUVEEN	39

JFR	Nuveen Floating Rate Income Fund
	Portfolio of Investments (continued)	July 31, 2016

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Electric Utilities (continued)

$743	Texas Competitive Electric Holdings LLC, DIP Term Loan C, First Lien, (WI/DD)	TBD	TBD	BB–	$746,340
11,500	Total Electric Utilities				11,540,787

	Electronic Equipment, Instruments & Components – 1.4% (0.9% of Total Investments)

3,940	SMART Modular Technologies, Inc., Term Loan B	8.250%	8/31/17	B	3,250,339
3,169	TTM Technologies, Term Loan B	6.000%	5/31/21	B+	3,161,068
2,161	Zebra Technologies Corporation, Term Loan B	4.000%	10/27/21	BB+	2,175,072
9,270	Total Electronic Equipment, Instruments & Components				8,586,479

	Energy Equipment & Services – 0.6% (0.4% of Total Investments)

5,187	Drill Rigs Holdings, Inc., Tranche B1, Term Loan	6.000%	3/31/21	CCC+	1,906,186
597	Dynamic Energy Services International LLC, Term Loan	11.000%	3/06/18	N/R	451,024
1,593	Seventy Seven Operating LLC, Term Loan B, (DD1)	3.752%	6/25/21	D	1,384,164
7,377	Total Energy Equipment & Services				3,741,374

	Food & Staples Retailing – 7.7% (4.9% of Total Investments)

24,393	Albertson’s LLC, Repriced Term Loan B4	4.500%	8/25/21	BB	24,527,808
2,992	Albertson’s LLC, Repriced Term Loan B5	4.750%	12/21/22	BB	3,011,203
5,479	Albertson’s LLC, Term Loan B6	4.750%	6/22/23	BB	5,516,115
3,133	BJ’s Wholesale Club, Inc., Replacement Loan, First Lien	4.500%	9/26/19	B–	3,130,873
3,981	BJ’s Wholesale Club, Inc., Replacement Loan, Second Lien	8.500%	3/26/20	CCC	3,959,800
731	Del Monte Foods Company, Term Loan, First Lien	4.250%	2/18/21	B–	678,844
1,500	Rite Aid Corporation, Tranche 1, Term Loan, Second Lien	5.750%	8/21/20	BB	1,507,812
2,975	Rite Aid Corporation, Tranche 2, Term Loan, Second Lien	4.875%	6/21/21	BB	2,986,620
2,896	Supervalu, Inc., New Term Loan	5.500%	3/21/19	BB	2,898,347
48,080	Total Food & Staples Retailing				48,217,422

	Food Products – 5.1% (3.2% of Total Investments)

1,960	Hearthside Group Holdings, Term Loan, First Lien	4.500%	6/02/21	B1	1,959,314
5,744	Jacobs Douwe Egberts, Term Loan B	4.250%	7/02/22	BB	5,769,014
6,153	Keurig Green Mountain, Inc., Term Loan B, First Lien	5.250%	3/03/23	BB	6,208,406
3,866	Pinnacle Foods Finance LLC, Term Loan G	3.250%	4/29/20	BB+	3,876,151
10,369	US Foods, Inc., Term Loan B	4.000%	6/27/23	B+	10,434,246
4,224	Wilton Products, Inc., Tranche B, Term Loan	8.500%	8/30/18	CCC+	3,558,960
32,316	Total Food Products				31,806,091

	Health Care Equipment & Supplies – 3.5% (2.2% of Total Investments)

6,704	Acelity, Term Loan F	5.000%	8/03/18	Ba3	6,724,467
578	Ardent Medical Services, Inc., Term Loan B, First Lien	6.500%	8/04/21	B1	580,485
1,150	CareCore National LLC, Term Loan	5.500%	3/05/21	B	1,121,423
2,388	ConvaTec Healthcare, Term Loan B	4.250%	6/15/20	Ba2	2,392,392
1,990	Greatbatch, Inc., Term Loan B	5.250%	10/27/22	B1	1,990,310
4,807	Onex Carestream Finance LP, Term Loan, First Lien	5.000%	6/07/19	B+	4,706,553
2,553	Onex Carestream Finance LP, Term Loan, Second Lien	9.500%	12/09/19	B–	2,476,592
1,717	Sterigenics International, Inc., Term Loan B	4.250%	5/16/22	B1	1,714,470
21,887	Total Health Care Equipment & Supplies				21,706,692

	Health Care Providers & Services – 6.2% (3.9% of Total Investments)

1,970	Acadia Healthcare, Inc., Term Loan B, First Lien	3.750%	2/11/22	Ba2	1,972,462
1,721	Community Health Systems, Inc., Term Loan G	3.750%	12/31/19	BB	1,696,445
3,444	Community Health Systems, Inc., Term Loan H	4.000%	1/27/21	BB	3,405,671
3,589	DaVita HealthCare Partners, Inc., Tranche B, Term Loan	3.500%	6/24/21	Ba1	3,608,742
6,299	Drumm Investors LLC, Term Loan	9.500%	5/04/18	B	6,190,997
991	HCA, Inc., Term Loan B6, First Lien	3.746%	3/17/23	BBB–	1,000,394
2,462	Healogics, Inc., Term Loan, First Lien	5.250%	7/01/21	B	2,129,981
3,635	Heartland Dental Care, Inc., Term Loan, First Lien	5.500%	12/21/18	B1	3,621,099
2,000	Heartland Dental Care, Inc., Term Loan, Second Lien	9.750%	6/21/19	CCC	1,918,750
766	Kindred Healthcare, Inc., Term Loan B, First Lien	4.250%	4/09/21	Ba2	763,862
3,866	Millennium Laboratories, Inc., Term Loan B, First Lien	7.500%	12/21/20	B–	2,745,047

40	NUVEEN

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Health Care Providers & Services (continued)

$1,500	MultiPlan, Inc., Term Loan B	5.000%	6/07/23	B+	$1,515,470
2,358	National Mentor Holdings, Inc., Term Loan B	4.250%	1/31/21	B+	2,367,945
3,082	Quorum Health Corp., Term Loan B, (DD1)	6.750%	4/29/22	B1	3,105,392
1,480	Select Medical Corporation, Term Loan E, First Lien	6.000%	6/01/18	Ba2	1,484,367
1,446	Select Medical Corporation, Term Loan F, First Lien	6.001%	3/03/21	Ba2	1,461,754
40,609	Total Health Care Providers & Services				38,988,378

	Health Care Technology – 0.8% (0.5% of Total Investments)

5,089	Catalent Pharma Solutions, Inc., Term Loan	4.250%	5/20/21	BB	5,114,761

	Hotels, Restaurants & Leisure – 5.4% (3.5% of Total Investments)

7,777	Burger King Corporation, Term Loan B	3.750%	12/10/21	Ba3	7,817,653
2,795	CCM Merger, Inc., Term Loan B	4.500%	8/08/21	BB–	2,804,600
3,652	CityCenter Holdings LLC, Term Loan	4.250%	10/16/20	BB	3,677,128
2,598	Intrawest Resorts Holdings, Inc., Initial Term Loan	5.000%	12/09/20	B+	2,608,032
2,228	Life Time Fitness, Inc., Term Loan B	4.250%	6/10/22	BB–	2,227,778
3,900	Scientific Games Corporation, Term Loan	6.000%	10/18/20	BB–	3,903,249
4,436	Scientific Games Corporation, Term Loan B2	6.000%	10/01/21	BB–	4,433,776
3,248	Seaworld Parks and Entertainment, Inc., Term Loan B2	3.000%	5/14/20	BB	3,183,835
3,497	Station Casino LLC, Term Loan B	3.750%	6/08/23	BB	3,497,748
34,131	Total Hotels, Restaurants & Leisure				34,153,799

	Household Durables – 0.4% (0.2% of Total Investments)

2,435	Serta Simmons Holdings LLC, Term Loan	4.250%	10/01/19	BB–	2,447,659

	Household Products – 0.3% (0.2% of Total Investments)

2,000	Revlon Consumer Products Corporation, Term Loan B, First Lien, (WI/DD)	TBD	TBD	Ba3	2,000,250

	Independent Power & Renewable Electricity Producers – 0.7% (0.4% of Total Investments)

4,250	Dynegy, Inc., Term Loan B	5.000%	6/27/23	BB	4,255,755

	Industrial Conglomerates – 0.4% (0.2% of Total Investments)

2,268	Brand Energy & Infrastructure Services, Inc., Initial Term Loan	4.750%	11/26/20	B	2,245,693

	Insurance – 2.2% (1.4% of Total Investments)

5,286	Alliant Holdings I LLC, Initial Term Loan B, First Lien	4.500%	8/12/22	B	5,263,074
2,488	AssuredPartners Capital, Inc., Term Loan, First Lien	5.750%	10/21/22	B	2,496,844
5,841	Hub International Holdings, Inc., Initial Term Loan	4.000%	10/02/20	Ba3	5,828,384
13,615	Total Insurance				13,588,302

	Internet & Catalog Retail – 1.3% (0.9% of Total Investments)

8,375	Travelport LLC, Term Loan B	5.000%	9/02/21	B+	8,408,654

	Internet Software & Services – 2.1% (1.3% of Total Investments)

992	Ancestry.com, Inc., Term Loan B	5.000%	8/29/22	Ba3	996,325
2,802	Sabre Inc., Term Loan	4.000%	2/19/19	Ba2	2,812,564
605	Sabre Inc., Term Loan B2	4.500%	2/19/19	Ba2	608,070
290	Sabre Inc., Term Loan C	4.000%	2/19/18	Ba2	290,678
7,818	Tibco Software, Inc., Term Loan B	6.500%	12/04/20	B1	7,502,561
750	Vertafore, Inc., Term Loan, First Lien	4.750%	6/30/23	B2	752,611
13,257	Total Internet Software & Services				12,962,809

	IT Services – 1.1% (0.7% of Total Investments)

3,677	EIG Investors Corp., Term Loan	6.480%	11/09/19	B1	3,475,160
448	Mitchell International, Inc., Initial Term Loan B, First Lien	4.500%	10/13/20	B1	446,856
1,500	WEX, Inc., Term Loan B	4.250%	6/30/23	BB–	1,512,657
564	VFH Parent LLC, New Term Loan	5.250%	11/08/19	N/R	565,451
1,127	Zayo Group LLC, Term Loan B	3.750%	5/06/21	Ba2	1,127,980
7,316	Total IT Services				7,128,104

NUVEEN	41

JFR	Nuveen Floating Rate Income Fund
	Portfolio of Investments (continued)	July 31, 2016

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Leisure Products – 1.6% (1.0% of Total Investments)

$3,407	24 Hour Fitness Worldwide, Inc., Term Loan B	4.750%	5/28/21	Ba3	$3,341,170
2,338	Academy, Ltd., Term Loan B	5.000%	7/01/22	B	2,263,642
3,145	Equinox Holdings, Inc., New Initial Term Loan, First Lien	5.000%	1/31/20	B1	3,152,952
1,000	Four Seasons Holdings, Inc., Term Loan, Second Lien	7.750%	12/27/20	B–	1,004,167
9,890	Total Leisure Products				9,761,931

	Machinery – 0.5% (0.3% of Total Investments)

1,723	Rexnord LLC, Term Loan B	4.000%	8/21/20	BB–	1,721,666
1,247	Vizient, Inc., Term Loan B, First Lien	6.250%	2/13/23	B1	1,264,020
2,970	Total Machinery				2,985,686

	Marine – 0.2% (0.1% of Total Investments)

1,481	American Commercial Lines LLC, Term Loan B, First Lien	9.750%	11/12/20	B	1,397,930

	Media – 12.6% (8.0% of Total Investments)

2,105	Advantage Sales & Marketing, Inc., Term Loan, First Lien	4.250%	7/23/21	B1	2,098,109
2,200	Advantage Sales & Marketing, Inc., Term Loan, Second Lien	7.500%	7/25/22	CCC+	2,071,093
1,743	Affinion Group Holdings, Inc., Initial Term Loan, Second Lien	8.500%	10/31/18	Caa1	1,440,810
992	Affinion Group Holdings, Inc., Term Loan, First Lien	6.750%	4/30/18	B1	946,074
7,443	Cequel Communications LLC, Extended Term Loan	4.250%	12/14/22	BB–	7,473,448
1,960	Catalina Marketing Corporation, Term Loan, First Lien	4.500%	4/09/21	B1	1,698,667
2,000	Catalina Marketing Corporation, Term Loan, Second Lien	7.750%	4/11/22	Caa1	1,363,734
4,988	Charter Communications Operating Holdings LLC, Term Loan I	3.500%	1/24/23	BBB	5,017,335
2,718	Clear Channel Communications, Inc., Term Loan E	7.996%	7/30/19	Caa1	2,106,334
2,538	Clear Channel Communications, Inc., Tranche D, Term Loan	7.246%	1/30/19	Caa1	1,977,701
13,037	Cumulus Media, Inc., Term Loan B	4.250%	12/23/20	B3	9,264,076
3,525	Emerald Expositions Holdings, Inc., Term Loan, First Lien	4.750%	6/17/20	BB–	3,531,384
615	EMI Music Publishing LLC, Term Loan B3	4.000%	8/19/22	BB–	616,046
750	Getty Images, Inc., Term Loan B, First Lien, (WI/DD)	TBD	TBD	B3	590,625
890	Gray Television, Inc., Initial Term Loan	3.938%	6/13/21	BB	894,084
2,940	IMG Worldwide, Inc., First Lien	5.250%	5/06/21	B1	2,946,600
1,500	Lions Gate Entertainment Corporation, Term Loan B, Second Lien	5.000%	3/17/22	BB–	1,528,125
3,000	McGraw-Hill Education Holdings LLC, Term Loan B	5.000%	5/02/22	Ba3	3,019,500
2,487	Numericable Group S.A., Term Loan	4.752%	2/10/23	B+	2,495,015
3,275	Springer Science & Business Media, Inc., Term Loan B9, First Lien	4.500%	8/14/20	B	3,179,203
17,390	Univision Communications, Inc., Replacement Term Loan, First Lien	4.000%	3/01/20	B+	17,406,107
4,000	UPC Financing Partnership, Term Loan, First Lien, (WI/DD)	TBD	TBD	BB	3,980,000
673	Virgin Media Investment Holdings, Term Loan F, First Lien	3.649%	6/30/23	BB+	671,338
1,520	WMG Acquisition Corporation, Tranche B, Refinancing Term Loan	3.750%	7/01/20	Ba3	1,517,117
288	Yell Group PLC, Term Loan A2	5.647%	3/01/19	CCC+	1,009,798
1,946	Yell Group PLC, Term Loan B2, PIK, (6)	0.000%	3/03/24	CCC–	—
86,523	Total Media				78,842,323

	Metals & Mining – 0.9% (0.6% of Total Investments)

717	Fairmount Minerals, Ltd., Term Loan B1, First Lien, (WI/DD)	TBD	TBD	Caa1	616,900
1,200	Fairmount Minerals, Ltd., Term Loan B2, First Lien, (WI/DD)	TBD	TBD	B–	1,060,500
2,811	Fortescue Metals Group, Ltd., Term Loan B, First Lien	4.250%	6/30/19	BBB–	2,758,702
1,500	Zekelman Industries, Term Loan B	6.000%	6/14/21	BB–	1,509,375
6,228	Total Metals & Mining				5,945,477

	Multiline Retail – 2.5% (1.6% of Total Investments)

3,482	99 Cents Only Stores Tranche B2, Term Loan	4.500%	1/11/19	CCC+	2,650,293
2,222	Bass Pro Group LLC, Term Loan B, First Lien	4.000%	6/05/20	BB–	2,219,098
2,992	Belk, Inc., Term Loan B, First Lien	5.750%	12/12/22	B+	2,639,385
4,417	Dollar Tree, Inc., Term Loan B1	3.500%	7/06/22	BBB	4,443,096
2,010	Dollar Tree, Inc., Term Loan B2	4.250%	7/06/22	BBB	2,019,095
1,382	Hudson’s Bay Company, Term Loan B, First Lien	4.750%	9/30/22	BB	1,388,106
16,505	Total Multiline Retail				15,359,073

42	NUVEEN

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Oil, Gas & Consumable Fuels – 2.3% (1.5% of Total Investments)

$1,500	California Resources Corporation, Term Loan A, First Lien, (WI/DD)	TBD	TBD	B1	$1,393,125
1,850	C&J Holding Co., Term Loan B2, (DD1), (5)	0.000%	3/24/22	D	1,345,875
670	Crestwood Holdings LLC, Term Loan B	9.000%	6/19/19	B3	601,346
286	Energy and Exploration Partners, Term Loan, Second Lien	5.000%	5/13/22	N/R	157,519
867	EP Energy LLC, Term Loan B3, Second Lien	3.500%	5/24/18	B	759,055
3,327	Fieldwood Energy LLC, Term Loan, First Lien, (DD1)	3.875%	10/01/18	B2	2,869,610
801	Fieldwood Energy LLC, Term Loan, First Lien	8.000%	8/31/20	B–	672,832
935	Fieldwood Energy LLC, Term Loan, Second Lien, (DD1)	8.375%	9/30/20	CCC–	310,981
1,450	Fieldwood Energy LLC, Term Loan, Second Lien	8.375%	9/30/20	N/R	870,149
5,325	Harvey Gulf International Marine, Inc., Term Loan B	5.500%	6/18/20	CCC+	3,128,156
3,813	Seadrill Partners LLC, Initial Term Loan	4.000%	2/21/21	B–	1,727,881
57	Southcross Holdings Borrower L.P., Term Loan B, First Lien	3.500%	4/13/23	CCC+	50,200
668	Western Refining, Inc., Term Loan B	5.250%	11/12/20	B+	648,654
21,549	Total Oil, Gas & Consumable Fuels				14,535,383

	Pharmaceuticals – 4.1% (2.6% of Total Investments)

1,746	Concordia Healthcare Corporation, Term Loan B, First Lien	5.250%	10/21/21	B+	1,713,538
407	Endo Health Solutions, Inc., Term Loan B	3.750%	9/26/22	BB	403,676
5,625	Graceway Pharmaceuticals LLC, Second Lien Term Loan, (5), (6)	0.000%	5/03/13	N/R	563
3,920	Patheon, Inc., Term Loan B	4.250%	3/11/21	B1	3,905,300
6,541	Pharmaceutical Product Development, Inc., Term Loan B, First Lien, (DD1)	4.250%	8/18/22	B1	6,547,886
4,451	Pharmaceutical Research Associates, Inc., Term Loan	4.500%	9/23/20	BB–	4,480,619
2,559	Valeant Pharmaceuticals International, Inc., Term Loan E	4.750%	8/05/20	Ba2	2,530,502
6,258	Valeant Pharmaceuticals International, Inc., Term Loan F	5.000%	4/01/22	Ba2	6,219,355
31,507	Total Pharmaceuticals				25,801,439

	Professional Services – 0.2% (0.2% of Total Investments)

1,597	Ceridian Corporation, Term Loan B2	4.500%	9/15/20	Ba3	1,543,734

	Real Estate Investment Trust – 3.3% (2.1% of Total Investments)

11,112	Communications Sales & Leasing, Inc., Term Loan B, First Lien	5.000%	10/24/22	BB+	11,124,371
3,022	Realogy Corporation, Term Loan B, First Lien	3.750%	7/14/22	BB+	3,040,121
2,268	Starwood Property Trust, Inc., Term Loan B	3.500%	4/17/20	BB	2,270,842
5,466	Walter Investment Management Corporation, Tranche B, Term Loan, First Lien	4.750%	12/18/20	B+	4,500,162
21,868	Total Real Estate Investment Trust				20,935,496

	Real Estate Management & Development – 1.1% (0.7% of Total Investments)

3,723	Capital Automotive LP, Term Loan, Second Lien	6.000%	4/30/20	B1	3,754,413
3,329	Capital Automotive LP, Term Loan, Tranche B1	4.000%	4/10/19	Ba2	3,342,724
7,052	Total Real Estate Management & Development				7,097,137

	Road & Rail – 0.3% (0.2% of Total Investments)

1,990	Quality Distribution, Term Loan, First Lien	5.750%	8/18/22	B2	1,792,658

	Semiconductors & Semiconductor Equipment – 5.8% (3.7% of Total Investments)

2,419	Avago Technologies, Term Loan A	2.231%	2/01/21	BBB	2,381,572
18,699	Avago Technologies, Term Loan B, First Lien	4.250%	2/01/23	BBB	18,764,949
1,308	Cypress Semiconductor Corp, Term Loan B	6.500%	7/05/21	BB–	1,316,137
1,750	Micron Technology, Inc., Term Loan B, First Lien	6.640%	4/26/22	Baa2	1,771,875
2,611	Microsemi Corporation, Term Loan B, First Lien	3.750%	1/15/23	BB	2,631,103
2,266	NXP Semiconductor LLC, Term Loan B, First Lien	3.750%	12/07/20	Baa2	2,284,162
2,876	NXP Semiconductor LLC, Term Loan D	3.250%	1/11/20	Baa2	2,884,500
4,250	On Semiconductor Corp., Term Loan B, First Lien	5.250%	3/31/23	Ba1	4,303,125
36,179	Total Semiconductors & Semiconductor Equipment				36,337,423

	Software – 9.4% (6.0% of Total Investments)

3,058	Blackboard, Inc., Term Loan B3	4.750%	10/04/18	B+	2,985,517
5,595	BMC Software, Inc., Initial Term Loan	5.000%	9/10/20	B1	5,147,459

NUVEEN	43

JFR	Nuveen Floating Rate Income Fund
	Portfolio of Investments (continued)	July 31, 2016

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Software (continued)

$2,451	Computer Sciences Government Services, Term Loan B, First Lien	3.750%	11/28/22	BB+	$2,464,095
1,600	Compuware Corporation, Term Loan, Second Lien	9.250%	12/15/22	CCC+	1,376,000
4,736	Compuware Corporation, Tranche B2, Term Loan, First Lien	6.250%	12/15/21	B	4,554,752
3,977	Ellucian, Term Loan B, First Lien	4.750%	9/30/22	B2	3,985,941
4,636	Emdeon Business Services LLC, Term Loan B2	3.750%	11/02/18	Ba3	4,646,779
12,531	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan B5	3.750%	6/03/20	BB	12,413,226
1,737	Informatica Corp.,Term Loan B	4.500%	8/05/22	B	1,714,853
2,784	Micro Focus International PLC, Term Loan B	4.500%	11/20/21	BB–	2,783,529
2,888	Micro Focus International PLC, Term Loan C	4.502%	11/20/19	BB–	2,898,328
6,256	Misys PLC, Term Loan B, First Lien	5.000%	12/12/18	B+	6,284,811
2,308	MSC Software Corporation, Initial Term Loan, First Lien	5.000%	5/29/20	B1	2,233,206
2,141	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B1	4.000%	7/08/22	BB	2,155,809
277	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B2	4.000%	7/08/22	BB	279,311
3,000	Uber Technologies, Inc., Term Loan B, First Lien	5.000%	7/07/23	N/R	2,997,501
59,975	Total Software				58,921,117

	Specialty Retail – 2.2% (1.4% of Total Investments)

1,247	Gardner Denver, Inc., Term Loan, (DD1)	4.250%	7/30/20	B	1,188,742
3,560	Jo-Ann Stores, Inc., Term Loan, First Lien	4.000%	3/16/18	Ba3	3,544,312
6,621	Petco Animal Supplies, Inc., Term Loan B1	5.000%	1/26/23	B1	6,659,478
2,666	Petsmart, Inc., Term Loan B	4.250%	3/11/22	BB–	2,674,129
14,094	Total Specialty Retail				14,066,661

	Technology Hardware, Storage & Peripherals – 4.7% (3.0% of Total Investments)

2,000	Dell International LLC, Term Loan A2, First Lien, (WI/DD)	TBD	TBD	BBB–	1,935,000
3,000	Dell International LLC, Term Loan A3, First Lien, (WI/DD)	TBD	TBD	BBB–	2,953,125
14,725	Dell International LLC, Term Loan B, (WI/DD)	TBD	TBD	BBB–	14,745,181
10,000	Western Digital Inc., Term Loan B, First Lien	6.250%	4/29/23	BBB–	10,117,500
29,725	Total Technology Hardware, Storage & Peripherals				29,750,806

	Textiles, Apparel & Luxury Goods – 0.4% (0.3% of Total Investments)

1,380	Gymboree Corporation, Term Loan	5.000%	2/23/18	CCC+	1,076,687
2,078	J Crew Group, Term Loan B, First Lien	4.000%	3/05/21	B2	1,483,928
3,458	Total Textiles, Apparel & Luxury Goods				2,560,615

	Trading Companies & Distributors – 1.6% (1.0% of Total Investments)

8,086	HD Supply, Inc., Term Loan B	3.750%	8/13/21	BB	8,126,080
1,654	Neff Rental/Neff Finance Closing Date Loan, Second Lien	7.250%	6/09/21	B–	1,628,589
9,740	Total Trading Companies & Distributors				9,754,669

	Transportation Infrastructure – 0.4% (0.3% of Total Investments)

150	Ceva Group PLC, Canadian Term Loan	6.500%	3/19/21	B2	125,436
873	Ceva Group PLC, Dutch B.V., Term Loan	6.500%	3/19/21	B2	727,528
846	Ceva Group PLC, Synthetic Letter of Credit Term Loan	6.500%	3/19/21	B2	705,759
1,204	Ceva Group PLC, US Term Loan	6.500%	3/19/21	B2	1,003,487
3,073	Total Transportation Infrastructure				2,562,210

	Wireless Telecommunication Services – 2.8% (1.7% of Total Investments)

4,589	Asurion LLC, Term Loan B1	5.000%	5/24/19	Ba3	4,596,039
4,680	Asurion LLC, Term Loan B4, First Lien	5.000%	8/04/22	Ba3	4,694,182
4,837	Fairpoint Communications, Inc., Term Loan B	7.500%	2/14/19	B	4,847,780
535	Syniverse Holdings, Inc., Initial Term Loan B, First Lien, (WI/DD)	TBD	TBD	B+	432,681
535	Syniverse Holdings, Inc., Tranche B, Term Loan, (WI/DD)	TBD	TBD	B+	432,681
2,239	T-Mobile USA, Term Loan B	3.500%	11/09/22	BBB–	2,255,191
17,415	Total Wireless Telecommunication Services				17,258,554
$841,351	Total Variable Rate Senior Loan Interests (cost $832,115,179)				803,056,306

44	NUVEEN

Shares	Description (1)				Value

	COMMON STOCKS – 1.5% (0.9% of Total Investments)

	Banks – 0.4% (0.3% of Total Investments)

34,173	BLB Worldwide Holdings Inc., (7)				$2,531,649

	Diversified Consumer Services – 0.3% (0.2% of Total Investments)

78,490	Cengage Learning Holdings II LP, (7), (8)				1,805,270
9,876,769	Education Management Corporation, (7), (8)				988
	Total Diversified Consumer Services				1,806,258

	Energy Equipment & Services – 0.1% (0.0% of Total Investments)

2,712	Vantage Drill International, (7), (8)				237,300

	Health Care Providers & Services – 0.0% (0.0% of Total Investments)

113,515	Millennium Health LLC, (7)				170,273

	Hotels, Restaurants & Leisure – 0.0% (0.0% of Total Investments)

2,670	Buffets Term Loan, (7)				—

	Media – 0.7% (0.4% of Total Investments)

6,597	Cumulus Media, Inc., (7)				2,523
26,045	Metro-Goldwyn-Mayer, (7), (8)				2,096,622
57,088	Tribune Media Company				2,115,110
45,942	Tribune Media Company, (6)				—
14,272	tronc, Inc., (7)				213,937
	Total Media				4,428,192

	Oil, Gas & Consumable Fuels – 0.0% (0.0% of Total Investments)

136	Energy and Exploration Partners, Inc., (7), (8)				47,600
64	Southcross Holdings Borrower LP, (7)				20,800
	Total Oil, Gas & Consumable Fuels				68,400

	Software – 0.0% (0.0% of Total Investments)

743,286	Eagle Topco LP, (6), (7)				1
	Total Common Stocks (cost $16,015,310)				9,242,073

Shares	Description (1)	Coupon		Ratings (3)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 0.0% (0.0% of Total Investments)

	Diversified Consumer Services – 0.0% (0.0% of Total Investments)

10,989	Education Management Corporation, (8)	7.500%		N/R	$2,747
	Total $25 Par (or similar) Retail Preferred (cost $26,686)				2,747

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CONVERTIBLE BONDS – 0.1% (0.1% of Total Investments)

	Communications Equipment – 0.1% (0.1% of Total Investments)

$850	Nortel Networks Corp., (5)	1.750%	4/15/12	N/R	$752,250
$850	Total Convertible Bonds (cost $696,250)				752,250

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 14.7% (9.3% of Total Investments)

	Commercial Services & Supplies – 0.2% (0.1% of Total Investments)

$1,034	NES Rental Holdings Inc., 144A	7.875%	5/01/18	B–	$1,008,150

NUVEEN	45

JFR	Nuveen Floating Rate Income Fund
	Portfolio of Investments (continued)	July 31, 2016

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Communications Equipment – 0.2% (0.1% of Total Investments)

$210	Avaya Inc., 144A	7.000%	4/01/19	B2	$158,025
5,150	Avaya Inc., 144A	10.500%	3/01/21	Caa2	1,390,500
5,360	Total Communications Equipment				1,548,525

	Containers & Packaging – 0.3% (0.2% of Total Investments)

1,715	Reynolds Group	9.875%	8/15/19	CCC+	1,762,163

	Diversified Telecommunication Services – 1.2% (0.8% of Total Investments)

2,560	Frontier Communications Corporation	6.250%	9/15/21	BB	2,489,600
2,200	Frontier Communications Corporation	6.875%	1/15/25	BB	1,929,378
1,080	IntelSat Limited	6.750%	6/01/18	CC	664,200
5,750	IntelSat Limited	7.750%	6/01/21	CC	1,322,500
4,550	IntelSat Limited	8.125%	6/01/23	CC	1,057,875
16,140	Total Diversified Telecommunication Services				7,463,553

	Health Care Equipment & Supplies – 2.5% (1.6% of Total Investments)

3,250	Kinetic Concepts	10.500%	11/01/18	B–	3,319,063
2,000	Kinetic Concepts	12.500%	11/01/19	CCC+	1,960,000
1,000	Tenet Healthcare Corporation	6.750%	2/01/20	B–	1,000,000
4,000	Tenet Healthcare Corporation	6.000%	10/01/20	BB	4,230,000
1,650	Tenet Healthcare Corporation	8.125%	4/01/22	B–	1,703,625
3,335	Tenet Healthcare Corporation	6.750%	6/15/23	B–	3,209,937
15,235	Total Health Care Equipment & Supplies				15,422,625

	Health Care Providers & Services – 1.8% (1.1% of Total Investments)

2,710	Community Health Systems, Inc.	5.125%	8/01/21	BB	2,696,450
6,400	Community Health Systems, Inc.	6.875%	2/01/22	B+	5,504,000
1,200	Iasis Healthcare Capital Corporation	8.375%	5/15/19	CCC+	1,152,000
1,700	Select Medical Corporation	6.375%	6/01/21	B–	1,681,946
12,010	Total Health Care Providers & Services				11,034,396

	Hotels, Restaurants & Leisure – 0.5% (0.3% of Total Investments)

3,200	Scientific Games International Inc.	10.000%	12/01/22	B	2,844,000

	Media – 3.9% (2.5% of Total Investments)

1,000	CCO Holdings LLC Finance Corporation	5.750%	9/01/23	BB+	1,045,000
200	Charter Communications Operating LLC/ Charter Communications Operating Capital Corporation, 144A	3.579%	7/23/20	BBB	210,517
1,762	Clear Channel Communications, Inc.	10.000%	1/15/18	CC	1,132,085
6,562	Clear Channel Communications, Inc.	9.000%	12/15/19	Caa1	5,298,815
10,950	Clear Channel Communications, Inc.	14.000%	2/01/21	CC	4,626,342
10,350	Clear Channel Communications, Inc.	9.000%	3/01/21	Caa1	7,736,625
2,000	Dish DBS Corporation	5.875%	7/15/22	Ba3	1,998,760
2,500	Dish DBS Corporation	5.875%	11/15/24	Ba3	2,412,500
35,324	Total Media				24,460,644

	Oil, Gas & Consumable Fuels – 0.4% (0.2% of Total Investments)

700	Denbury Resources Inc.	6.375%	8/15/21	CCC+	465,500
2,500	FTS International Inc., 144A	8.134%	6/15/20	B1	2,023,922
3,200	Total Oil, Gas & Consumable Fuels				2,489,422

	Real Estate Investment Trust – 0.2% (0.1% of Total Investments)

1,500	iStar Inc.	4.000%	11/01/17	B+	1,488,750

	Semiconductors & Semiconductor Equipment – 1.0% (0.7% of Total Investments)

500	Advanced Micro Devices, Inc.	6.750%	3/01/19	CCC	497,970
2,800	Advanced Micro Devices, Inc.	7.750%	8/01/20	CCC	2,765,000
2,468	Advanced Micro Devices, Inc.	7.500%	8/15/22	CCC	2,387,790
1,000	Advanced Micro Devices, Inc.	7.000%	7/01/24	CCC	917,500
6,768	Total Semiconductors & Semiconductor Equipment				6,568,260

46	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Software – 0.5% (0.3% of Total Investments)

$2,500	BMC Software Finance Inc., 144A	8.125%	7/15/21	CCC+	$2,037,500
1,500	Boxer Parent Company Inc./BMC Software, 144A	9.000%	10/15/19	CCC+	1,267,500
4,000	Total Software				3,305,000

	Wireless Telecommunication Services – 2.0% (1.3% of Total Investments)

7,750	Sprint Corporation	7.875%	9/15/23	B+	7,076,757
1,750	Sprint Corporation	7.125%	6/15/24	B+	1,557,500
3,750	T-Mobile USA Inc.	6.250%	4/01/21	BB	3,923,438
13,250	Total Wireless Telecommunication Services				12,557,695
$118,736	Total Corporate Bonds (cost $114,447,507)				91,953,183

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	ASSET-BACKED SECURITIES – 6.4% (4.1% of Total Investments)

$1,200	Bluemountain Collateralized Loan Obligation, Series 2012 2A E14, 144A	5.736%	11/20/24	BB	$1,127,936
2,500	Bluemountain Collateralized Loan Obligations Limited 2012-1A, 144A	6.134%	7/20/23	BB	2,406,410
500	Carlyle Global Market Strategies Collateralized Loan Obligations, Series 2013-2A, 144A	5.633%	4/18/25	BB	463,790
1,750	Carlyle Global Market Strategies, Collateralized Loan Obligations, Series 2013-3A, 144A	5.228%	7/15/25	BB	1,574,156
1,000	Finn Square Collateralized Loan Obligations Limited, Series 2012-1A, 144A	5.678%	12/24/23	BB	929,735
1,500	Flatiron Collateralized Loan Obligation Limited, Series 2011-1A, 144A	5.028%	1/15/23	BB	1,462,458
500	ING Investment Management, Collateralized Loan Obligation, 2013-1A D, 144A	5.628%	4/15/24	BB	459,512
2,700	LCM Limited Partnership, Collateralized Loan Obligation 2012A, 144A	6.383%	10/19/22	BB	2,642,306
6,000	LCM Limited Partnership, Collateralized Loan Obligation, 2015A, 144A	5.662%	2/25/17	BB–	5,230,644
3,000	LCM Limited Partnership, Collateralized Loan Obligation, Series 10AR, 144A	6.128%	4/15/22	BB	2,917,554
1,500	LCM Limited Partnership, Collateralized Loan Obligation, Series 11A, 144A	5.783%	4/19/22	BB+	1,432,835
1,500	Madison Park Funding Limited, Collateralized Loan Obligations, Series 2012-8A, 144A	5.985%	4/22/22	BB	1,451,403
2,750	Madison Park Funding Limited, Collateralized Loan Obligations, Series 2015-16A, 144A	6.134%	4/20/26	Ba3	2,446,766
1,500	Madison Park Funding Limited, Series 2012-10A, 144A	5.884%	1/20/25	BB	1,429,704
500	North End CLO Limited, Loan Pool, 144A	5.233%	7/17/25	BB	441,772
750	Northwoods Capital Corporation, Collateralized Loan Obligations 2012-9A, 144A	5.733%	1/18/24	BB–	692,987
800	Oak Hill Credit Partners Series 2013-9A, 144A	5.634%	10/20/25	BB–	743,522
3,360	Oak Hill Credit Partners, Series 2012-7A, 144A	5.636%	11/20/23	BB	3,142,376
3,000	Octagon Investment Partners, Series 2015-1A, 144A	6.484%	10/20/26	Ba3	2,732,031
3,000	Race Point Collateralized Loan Obligation Series 2012-7A, 144A	5.632%	11/08/24	BB–	2,768,766
1,000	Race Point Collateralized Loan Obligation Limited 2011-5AR, 144A	6.337%	12/15/22	BB	990,806
3,000	Race Point Collateralized Loan Obligations, Series 2012-6A, 144A	6.411%	5/24/23	BB	2,904,147
$43,310	Total Asset-Backed Securities (cost $40,633,110)				40,391,616

Shares	Description (1), (9)				Value

	INVESTMENT COMPANIES – 1.7% (1.1% of Total Investments)

353,668	Eaton Vance Floating-Rate Income Trust Fund				$4,915,985
968,586	Eaton Vance Senior Income Trust				6,053,663
	Total Investment Companies (cost $11,981,509)				10,969,648
	Total Long-Term Investments (cost $1,015,915,551)				956,367,823

NUVEEN	47

JFR	Nuveen Floating Rate Income Fund
	Portfolio of Investments (continued)	July 31, 2016

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 5.1% (3.2% of Total Investments)

	REPURCHASE AGREEMENTS – 5.1% (3.2% of Total Investments)

$31,703	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/29/16, repurchase price $31,702,917, collateralized by $31,820,000 U.S. Treasury Notes, 1.500%, due 3/31/23, value $32,337,075	0.030%	8/01/16	$31,702,838
	Total Short-Term Investments (cost $31,702,838)			31,702,838
	Total Investments (cost $1,047,618,389) – 157.6%			988,070,661
	Borrowings – (38.4)% (10), (11)			(240,800,000)
	Variable Rate Term Preferred Shares, at Liquidation Preference – (17.2)% (12)			(108,000,000)
	Other Assets Less Liabilities – (2.0)%			(12,643,932)
	Net Assets Applicable to Common Shares – 100%			$626,626,729

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(5)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(6)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(7)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(8)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(9)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(10)	Borrowings as a percentage of total investments is 24.4%.

(11)	The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(12)	Variable Rate Term Preferred Shares, at Liquidation Preference as a percentage of Total Investments is 10.9%.

(DD1)	Portion of investment purchased on a delayed delivery basis.

(WI/DD)	Purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

TBD	Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

See accompanying notes to financial statements.

48	NUVEEN

JRO

Nuveen Floating Rate Income Opportunity Fund
Portfolio of Investments	July 31, 2016

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 152.1% (96.5% of Total Investments)

	VARIABLE RATE SENIOR LOAN INTERESTS – 127.3% (80.7% of Total Investments) (4)

	Aerospace & Defense – 2.5% (1.6% of Total Investments)

$3,049	B/E Aerospace, Inc., Term Loan B, First Lien	3.750%	12/16/21	BB+	$3,081,488
4,529	Sequa Corporation, Term Loan B	5.250%	6/19/17	CCC+	3,631,409
355	Transdigm, Inc., Delayed Draw, Tranche F, Term Loan	3.750%	6/09/23	Ba2	353,709
3,374	Transdigm, Inc., Term Loan E, First Lien	3.750%	5/14/22	Ba2	3,367,456
395	Transdigm, Inc., Term Loan F	3.750%	6/09/23	Ba2	393,010
11,702	Total Aerospace & Defense				10,827,072

	Air Freight & Logistics – 0.7% (0.5% of Total Investments)

1,199	Americold Realty Operating Partnership, Term Loan B, (DD1)	5.750%	12/01/22	BB	1,208,613
1,990	XPO Logistics, Inc., Term Loan B	5.500%	11/01/21	Ba1	2,012,388
3,189	Total Air Freight & Logistics				3,221,001

	Airlines – 1.7% (1.1% of Total Investments)

2,418	American Airlines, Inc., Term Loan B, First Lien	3.250%	6/29/20	BB+	2,414,184
1,980	American Airlines, Inc., Term Loan B, First Lien	3.500%	10/08/21	BB+	1,980,000
2,910	US Airways, Inc., Term Loan B1	3.500%	5/23/19	BB+	2,913,117
7,308	Total Airlines				7,307,301

	Automobiles – 2.7% (1.7% of Total Investments)

4,588	Chrysler Group LLC, Tranche B, Term Loan	3.250%	12/31/18	BBB–	4,595,240
5,568	Formula One Group, Term Loan, First Lien	4.750%	7/30/21	B	5,522,940
1,500	Formula One Group, Term Loan, Second Lien	7.750%	7/29/22	CCC+	1,478,749
11,656	Total Automobiles				11,596,929

	Building Products – 0.6% (0.4% of Total Investments)

1,467	Gates Global LLC, Term Loan	4.250%	7/06/21	B+	1,441,067
1,170	Quikrete Holdings, Inc., Term Loan, First Lien	4.000%	9/28/20	BB–	1,174,192
2,637	Total Building Products				2,615,259

	Capital Markets – 1.1% (0.7% of Total Investments)

2,779	Citco III Limited, Term Loan B	4.250%	6/29/18	N/R	2,778,101
1,945	Guggenheim Partners LLC, Initial Term Loan	4.250%	7/22/20	N/R	1,951,078
4,724	Total Capital Markets				4,729,179

	Chemicals – 1.2% (0.8% of Total Investments)

2,004	Ineos US Finance LLC, Cash Dollar, Term Loan	3.750%	5/04/18	BB–	2,003,902
435	Ineos US Finance LLC, Term Loan B, First Lien	4.250%	3/31/22	BB–	435,492
1,521	Mineral Technologies, Inc., Term Loan B2	4.750%	5/07/21	BB+	1,535,636
1,493	OM Group, Inc., Term Loan, First Lien	7.000%	10/28/21	Ba3	1,455,188
5,453	Total Chemicals				5,430,218

	Commercial Services & Supplies – 3.6% (2.3% of Total Investments)

993	Acosta, Inc., Term Loan B	4.250%	9/26/21	B1	976,510
936	ADS Waste Holdings, Inc., Initial Term Loan, Tranche B2	3.750%	10/09/19	B+	935,658
1,799	CCS Income Trust, Term Loan, First Lien	6.250%	5/15/18	Caa3	1,720,452
261	Education Management LLC, Tranche A, Term Loan, (5)	5.500%	7/02/20	N/R	72,359
479	Education Management LLC, Tranche B, Term Loan, (5)	8.500%	7/02/20	N/R	25,173
3,181	iQor US, Inc., Term Loan, First Lien	6.000%	4/01/21	B	2,624,408
333	iQor US, Inc., Term Loan, Second Lien	9.750%	4/01/22	CCC+	233,333
1,247	KAR Auction Services, Inc., Term Loan B3, First Lien	4.250%	3/09/23	BB–	1,258,370
2,861	Protection One, Inc., Term Loan, First Lien	4.750%	7/01/21	Ba2	2,891,019
1,800	Protection One, Inc., Term Loan B	4.750%	5/02/22	B–	1,814,251

NUVEEN	49

JRO	Nuveen Floating Rate Income Opportunity Fund
	Portfolio of Investments (continued)	July 31, 2016

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Commercial Services & Supplies (continued)

$1,492	Universal Services of America, Term Loan, First Lien	4.750%	7/28/22	B+	$1,468,247
1,750	Universal Services of America, Term Loan, Second Lien	9.500%	7/28/23	B–	1,701,875
17,132	Total Commercial Services & Supplies				15,721,655

	Communications Equipment – 1.6% (1.0% of Total Investments)

5,418	Avaya, Inc., Term Loan B3	5.243%	10/26/17	B2	4,534,020
155	Avaya, Inc., Term Loan B7	6.250%	5/29/20	B2	116,674
1,060	Avaya, Inc., Term Loan B6	6.500%	3/31/18	B2	837,207
1,299	Riverbed Technology, Inc., Term Loan B	5.000%	4/24/22	B1	1,307,329
7,932	Total Communications Equipment				6,795,230

	Consumer Finance – 2.5% (1.6% of Total Investments)

8,691	First Data Corporation, Term Loan B, First Lien	4.488%	3/24/21	BB	8,741,723
2,000	First Data Corporation, Term Loan B	4.238%	7/08/22	BB	2,009,376
10,691	Total Consumer Finance				10,751,099

	Containers & Packaging – 1.0% (0.7% of Total Investments)

1,353	Berry Plastics Holding Corporation, Term Loan H	3.750%	10/01/22	BB	1,359,878
3,169	BWAY Holding Company, Term Loan B, First Lien	5.500%	8/14/20	B2	3,170,861
4,522	Total Containers & Packaging				4,530,739

	Diversified Consumer Services – 5.6% (3.5% of Total Investments)

1,241	AlixPartners LLP, Term Loan B, First Lien	4.500%	7/28/22	B+	1,243,727
4,614	Cengage Learning Acquisitions, Inc., Term Loan B	5.250%	6/07/23	BB–	4,611,116
1,270	Harland Clarke Holdings Corporation, Term Loan B3	7.000%	5/22/18	BB–	1,239,274
1,406	Harland Clarke Holdings Corporation, Term Loan B4	6.993%	8/04/19	BB–	1,375,488
5,312	Hilton Hotels Corporation, Term Loan B2	3.500%	10/25/20	BBB	5,332,234
2,475	Houghton Mifflin, Term Loan B, First Lien	4.000%	5/28/21	BB	2,461,078
129	Laureate Education, Inc., Term Loan B	5.000%	6/15/18	B–	126,648
7,905	ServiceMaster Company, Term Loan	4.250%	7/01/21	BB	7,948,073
24,352	Total Diversified Consumer Services				24,337,638

	Diversified Financial Services – 0.9% (0.5% of Total Investments)

1,496	MGM Growth Properties, Term Loan B	4.000%	4/25/23	BB	1,508,875
1,485	MJ Acquisition Corp., Term Loan, First Lien	4.000%	6/01/22	BB–	1,482,198
779	Protection One, Inc., Term Loan, Second Lien	9.750%	7/01/22	B–	789,231
3,760	Total Diversified Financial Services				3,780,304

	Diversified Telecommunication Services – 6.5% (4.1% of Total Investments)

2,918	Frontier Communications Corporation, Term Loan A, Delayed Draw, First Lien	3.000%	3/31/21	BB	2,779,569
1,062	Greeneden U.S. Holdings II LLC, Term Loan B	4.000%	2/08/20	B	1,053,859
738	Intelsat Jackson Holdings, S.A., Tranche B2, Term Loan	3.750%	6/30/19	B1	701,787
761	Level 3 Financing, Inc., Term Loan B2	3.500%	5/31/22	BB+	765,220
2,667	Level 3 Financing, Inc., Term Loan, Tranche B3	4.000%	8/01/19	BB+	2,679,667
720	Presidio, Inc., Refinancing Term Loan, First Lien, (WI/DD)	TBD	TBD	B1	717,660
3,000	Verizon Communications, Inc., Term Loan	1.737%	7/31/19	BBB+	3,000,000
7,480	WideOpenWest Finance LLC, Term Loan B	4.500%	4/01/19	Ba3	7,502,528
3,328	Ziggo N.V., Term Loan B1	3.652%	1/15/22	BB–	3,317,685
2,145	Ziggo N.V., Term Loan B2	3.656%	1/15/22	BB–	2,137,979
3,527	Ziggo N.V., Term Loan B3, Delayed Draw	3.701%	1/15/22	BB–	3,516,211
28,346	Total Diversified Telecommunication Services				28,172,165

	Electric Utilities – 1.9% (1.2% of Total Investments)

750	EFS Cogen Holdings LLC, Term Loan B	5.250%	6/28/23	BB	752,812
4,500	Energy Future Intermediate Holding Company, Term Loan	4.250%	12/19/16	Ba3	4,512,659
2,443	Texas Competitive Electric Holdings LLC, DIP Term Loan B, First Lien, (WI/DD)	TBD	TBD	BB–	2,454,309

50	NUVEEN

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Electric Utilities (continued)

$557	Texas Competitive Electric Holdings LLC, DIP Term Loan C, First Lien, (WI/DD)	TBD	TBD	BB–	$559,755
8,250	Total Electric Utilities				8,279,535

	Electronic Equipment, Instruments & Components – 1.6% (1.0% of Total Investments)

2,265	SMART Modular Technologies, Inc., Term Loan B	8.250%	8/31/17	B	1,868,464
2,264	TTM Technologies, Term Loan B	6.000%	5/31/21	B+	2,257,906
2,889	Zebra Technologies Corporation, Term Loan B	4.000%	10/27/21	BB+	2,907,864
7,418	Total Electronic Equipment, Instruments & Components				7,034,234

	Energy Equipment & Services – 0.7% (0.4% of Total Investments)

3,991	Drill Rigs Holdings, Inc., Tranche B1, Term Loan	6.000%	3/31/21	CCC+	1,466,722
597	Dynamic Energy Services International LLC, Term Loan	11.000%	3/06/18	N/R	451,024
1,194	Seventy Seven Operating LLC, Term Loan B, (DD1)	3.752%	6/25/21	D	1,038,123
5,782	Total Energy Equipment & Services				2,955,869

	Food & Staples Retailing – 7.1% (4.5% of Total Investments)

16,116	Albertson’s LLC, Repriced Term Loan B4	4.500%	8/25/21	BB	16,205,873
3,836	Albertson’s LLC, Term Loan B6	4.750%	6/22/23	BB	3,861,834
3,183	BJ’s Wholesale Club, Inc., Replacement Loan, First Lien	4.500%	9/26/19	B–	3,181,637
2,488	BJ’s Wholesale Club, Inc., Replacement Loan, Second Lien	8.500%	3/26/20	CCC	2,474,875
2,875	Rite Aid Corporation, Tranche 2, Term Loan, Second Lien	4.875%	6/21/21	BB	2,886,230
2,444	Supervalu, Inc., New Term Loan	5.500%	3/21/19	BB	2,446,040
30,942	Total Food & Staples Retailing				31,056,489

	Food Products – 5.3% (3.3% of Total Investments)

1,470	Hearthside Group Holdings, Term Loan, First Lien	4.500%	6/02/21	B1	1,469,485
4,923	Jacobs Douwe Egberts, Term Loan B	4.250%	7/02/22	BB	4,944,869
3,787	Keurig Green Mountain, Inc., Term Loan B, First Lien	5.250%	3/03/23	BB	3,820,557
1,013	Pinnacle Foods Finance LLC, Term Loan G	3.250%	4/29/20	BB+	1,015,314
8,678	US Foods, Inc., Term Loan B	4.000%	6/27/23	B+	8,732,077
3,520	Wilton Products, Inc., Tranche B, Term Loan	8.500%	8/30/18	CCC+	2,965,800
23,391	Total Food Products				22,948,102

	Health Care Equipment & Supplies – 3.5% (2.2% of Total Investments)

2,700	Acelity, Term Loan F	5.000%	8/03/18	Ba3	2,708,783
863	CareCore National LLC, Term Loan	5.500%	3/05/21	B	841,067
1,910	ConvaTec Healthcare, Term Loan B	4.250%	6/15/20	Ba2	1,913,913
1,492	Greatbatch, Inc., Term Loan B	5.250%	10/27/22	B1	1,492,733
4,006	Onex Carestream Finance LP, Term Loan, First Lien	5.000%	6/07/19	B+	3,922,128
2,553	Onex Carestream Finance LP, Term Loan, Second Lien	9.500%	12/09/19	B–	2,476,592
1,717	Sterigenics International, Inc., Term Loan B	4.250%	5/16/22	B1	1,714,470
15,241	Total Health Care Equipment & Supplies				15,069,686

	Health Care Providers & Services – 5.4% (3.4% of Total Investments)

1,377	Community Health Systems, Inc., Term Loan G	3.750%	12/31/19	BB	1,357,156
2,755	Community Health Systems, Inc., Term Loan H	4.000%	1/27/21	BB	2,724,537
3,779	Drumm Investors LLC, Term Loan	9.500%	5/04/18	B	3,714,137
1,477	Healogics, Inc., Term Loan, First Lien	5.250%	7/01/21	B	1,277,989
2,187	Heartland Dental Care, Inc., Term Loan, First Lien	5.500%	12/21/18	B1	2,178,540
1,500	Heartland Dental Care, Inc., Term Loan, Second Lien	9.750%	6/21/19	CCC	1,439,063
547	Kindred Healthcare, Inc., Term Loan B, First Lien	4.250%	4/09/21	Ba2	545,615
2,833	Millennium Laboratories, Inc., Term Loan B, First Lien	7.500%	12/21/20	B–	2,011,759
1,500	MultiPlan, Inc., Term Loan B	5.000%	6/07/23	B+	1,515,470
1,769	National Mentor Holdings, Inc., Term Loan B	4.250%	1/31/21	B+	1,775,959
2,344	Quorum Health Corp., Term Loan B, (DD1)	6.750%	4/29/22	B1	2,361,706
1,233	Select Medical Corporation, Term Loan E, First Lien	6.000%	6/01/18	Ba2	1,236,972
1,205	Select Medical Corporation, Term Loan F, First Lien	6.001%	3/03/21	Ba2	1,218,129
24,506	Total Health Care Providers & Services				23,357,032

NUVEEN	51

JRO	Nuveen Floating Rate Income Opportunity Fund
	Portfolio of Investments (continued)	July 31, 2016

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Health Care Technology – 0.5% (0.3% of Total Investments)

$2,100	Catalent Pharma Solutions, Inc., Term Loan	4.250%	5/20/21	BB	$2,110,391

	Hotels, Restaurants & Leisure – 5.3% (3.4% of Total Investments)

5,656	Burger King Corporation, Term Loan B	3.750%	12/10/21	Ba3	5,685,566
2,095	CCM Merger, Inc., Term Loan B	4.500%	8/08/21	BB–	2,102,061
2,557	CityCenter Holdings LLC, Term Loan	4.250%	10/16/20	BB	2,574,048
2,079	Intrawest Resorts Holdings, Inc., Initial Term Loan	5.000%	12/09/20	B+	2,086,426
1,732	Life Time Fitness, Inc., Term Loan B	4.250%	6/10/22	BB–	1,732,717
2,925	Scientific Games Corporation, Term Loan	6.000%	10/18/20	BB–	2,927,437
3,451	Scientific Games Corporation, Term Loan B2	6.000%	10/01/21	BB–	3,449,315
2,622	Station Casino LLC, Term Loan B	3.750%	6/08/23	BB	2,623,311
23,117	Total Hotels, Restaurants & Leisure				23,180,881

	Household Durables – 0.2% (0.1% of Total Investments)

886	Serta Simmons Holdings LLC, Term Loan	4.250%	10/01/19	BB–	890,058

	Household Products – 0.3% (0.2% of Total Investments)

1,500	Revlon Consumer Products Corporation, Term Loan B, First Lien, (WI/DD)	TBD	TBD	Ba3	1,500,188

	Independent Power & Renewable Electricity Producers – 0.8% (0.5% of Total Investments)

3,500	Dynegy, Inc., Term Loan B	5.000%	6/27/23	BB	3,504,739

	Industrial Conglomerates – 0.2% (0.1% of Total Investments)

884	Brand Energy & Infrastructure Services, Inc., Initial Term Loan	4.750%	11/26/20	B	875,707

	Insurance – 2.1% (1.3% of Total Investments)

3,297	Alliant Holdings I LLC, Initial Term Loan B, First Lien	4.500%	8/12/22	B	3,282,476
1,493	AssuredPartners Capital, Inc., Term Loan, First Lien	5.750%	10/21/22	B	1,498,106
4,380	Hub International Holdings, Inc., Initial Term Loan	4.000%	10/02/20	Ba3	4,371,288
9,170	Total Insurance				9,151,870

	Internet & Catalog Retail – 1.1% (0.7% of Total Investments)

4,925	Travelport LLC, Term Loan B	5.000%	9/02/21	B+	4,944,809

	Internet Software & Services – 2.4% (1.5% of Total Investments)

2,802	Sabre Inc., Term Loan	4.000%	2/19/19	Ba2	2,812,564
605	Sabre Inc., Term Loan B2	4.500%	2/19/19	Ba2	608,070
290	Sabre Inc., Term Loan C	4.000%	2/19/18	Ba2	290,678
5,760	Tibco Software, Inc., Term Loan B	6.500%	12/04/20	B1	5,528,203
1,125	Vertafore, Inc., Term Loan, First Lien	4.750%	6/30/23	B2	1,128,917
10,582	Total Internet Software & Services				10,368,432

	IT Services – 1.3% (0.8% of Total Investments)

3,151	EIG Investors Corp., Term Loan	6.480%	11/09/19	B1	2,977,906
348	Mitchell International, Inc., Initial Term Loan B, First Lien	4.500%	10/13/20	B1	347,555
1,000	WEX, Inc., Term Loan B	4.250%	6/30/23	BB–	1,008,438
244	VFH Parent LLC, New Term Loan	5.250%	11/08/19	N/R	244,503
1,127	Zayo Group LLC, Term Loan B	3.750%	5/06/21	Ba2	1,127,980
5,870	Total IT Services				5,706,382

	Leisure Products – 1.6% (1.0% of Total Investments)

2,044	24 Hour Fitness Worldwide, Inc., Term Loan B	4.750%	5/28/21	Ba3	2,004,702
2,078	Academy, Ltd., Term Loan B	5.000%	7/01/22	B	2,012,127
2,129	Equinox Holdings, Inc., New Initial Term Loan, First Lien	5.000%	1/31/20	B1	2,134,306
1,000	Four Seasons Holdings, Inc., Term Loan, Second Lien	7.750%	12/27/20	B–	1,004,167
7,251	Total Leisure Products				7,155,302

52	NUVEEN

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Machinery – 0.4% (0.2% of Total Investments)

$933	Rexnord LLC, Term Loan B	4.000%	8/21/20	BB–	$932,720
748	Vizient, Inc., Term Loan B, First Lien	6.250%	2/13/23	B1	758,412
1,681	Total Machinery				1,691,132

	Marine – 0.2% (0.1% of Total Investments)

988	American Commercial Lines LLC, Term Loan B, First Lien	9.750%	11/12/20	B	931,953

	Media – 12.5% (8.0% of Total Investments)

1,172	Advantage Sales & Marketing, Inc., Term Loan, First Lien	4.250%	7/23/21	B1	1,167,768
1,450	Advantage Sales & Marketing, Inc., Term Loan, Second Lien	7.500%	7/25/22	CCC+	1,365,039
1,743	Affinion Group Holdings, Inc., Initial Term Loan, Second Lien	8.500%	10/31/18	Caa1	1,440,811
992	Affinion Group Holdings, Inc., Term Loan, First Lien	6.750%	4/30/18	B1	946,074
5,458	Cequel Communications LLC, Extended Term Loan	4.250%	12/14/22	BB–	5,480,529
3,430	Catalina Marketing Corporation, Term Loan, First Lien	4.500%	4/09/21	B1	2,972,668
1,500	Catalina Marketing Corporation, Term Loan, Second Lien	7.750%	4/11/22	Caa1	1,022,800
3,990	Charter Communications Operating Holdings LLC, Term Loan I	3.500%	1/24/23	BBB	4,013,868
1,646	Clear Channel Communications, Inc., Term Loan E	7.996%	7/30/19	Caa1	1,275,624
1,860	Clear Channel Communications, Inc., Tranche D, Term Loan	7.246%	1/30/19	Caa1	1,449,358
9,266	Cumulus Media, Inc., Term Loan B	4.250%	12/23/20	B3	6,584,625
2,350	Emerald Expositions Holdings, Inc., Term Loan, First Lien	4.750%	6/17/20	BB–	2,354,256
183	EMI Music Publishing LLC, Term Loan B3	4.000%	8/19/22	BB–	183,445
500	Getty Images, Inc., Term Loan B, First Lien, (WI/DD)	TBD	TBD	B3	393,750
594	Gray Television, Inc., Initial Term Loan	3.938%	6/13/21	BB	596,056
1,960	IMG Worldwide, Inc., First Lien	5.250%	5/06/21	B1	1,964,400
1,125	Lions Gate Entertainment Corporation, Term Loan B, Second Lien	5.000%	3/17/22	BB–	1,146,094
4,500	McGraw-Hill Education Holdings LLC, Term Loan B	5.000%	5/02/22	Ba3	4,529,250
1,493	Numericable Group S.A., Term Loan	4.752%	2/10/23	B+	1,497,009
2,183	Springer Science & Business Media, Inc., Term Loan B9, First Lien	4.500%	8/14/20	B	2,119,469
8,317	Univision Communications, Inc., Replacement Term Loan, First Lien	4.000%	3/01/20	B+	8,324,660
2,000	UPC Financing Partnership, Term Loan, First Lien, (WI/DD)	TBD	TBD	BB	1,990,000
1,120	WMG Acquisition Corporation, Tranche B, Refinancing Term Loan	3.750%	7/01/20	Ba3	1,118,553
193	Yell Group PLC, Term Loan A2	5.647%	3/01/19	CCC+	674,595
1,300	Yell Group PLC, Term Loan B2, PIK, (6)	0.000%	3/03/24	CCC–	—
60,325	Total Media				54,610,701

	Metals & Mining – 1.0% (0.6% of Total Investments)

538	Fairmount Minerals, Ltd., Term Loan B1, First Lien, (WI/DD)	TBD	TBD	Caa1	462,675
900	Fairmount Minerals, Ltd., Term Loan B2, First Lien, (WI/DD)	TBD	TBD	B–	795,375
1,683	Fortescue Metals Group, Ltd., Term Loan B, First Lien	4.250%	6/30/19	BBB–	1,652,231
1,250	Zekelman Industries, Term Loan B	6.000%	6/14/21	BB–	1,257,813
4,371	Total Metals & Mining				4,168,094

	Multiline Retail – 2.2% (1.4% of Total Investments)

2,304	99 Cents Only Stores Tranche B2, Term Loan	4.500%	1/11/19	CCC+	1,754,207
1,728	Bass Pro Group LLC, Term Loan B, First Lien	4.000%	6/05/20	BB–	1,725,965
1,995	Belk, Inc., Term Loan B, First Lien	5.750%	12/12/22	B+	1,759,590
1,655	Dollar Tree, Inc., Term Loan B1	3.500%	7/06/22	BBB	1,665,090
1,650	Dollar Tree, Inc., Term Loan B2	4.250%	7/06/22	BBB	1,657,466
922	Hudson’s Bay Company, Term Loan B, First Lien	4.750%	9/30/22	BB	925,404
10,254	Total Multiline Retail				9,487,722

	Oil, Gas & Consumable Fuels – 2.6% (1.7% of Total Investments)

1,000	California Resources Corporation, Term Loan A, First Lien, (WI/DD)	TBD	TBD	B1	928,750
1,390	C&J Holding Co., Term Loan B2, (DD1), (5)	0.000%	3/24/22	D	1,011,225
679	Crestwood Holdings LLC, Term Loan B	9.000%	6/19/19	B3	609,321
229	Energy and Exploration Partners, Term Loan, Second Lien	5.000%	5/13/22	N/R	126,015
173	EP Energy LLC, Term Loan B3, Second Lien	3.500%	5/24/18	B	151,811
2,495	Fieldwood Energy LLC, Term Loan, First Lien, (DD1)	3.875%	10/01/18	B2	2,152,208
1,127	Fieldwood Energy LLC, Term Loan, First Lien	8.000%	8/31/20	B–	946,288
969	Fieldwood Energy LLC, Term Loan, Second Lien, (DD1)	8.375%	9/30/20	CCC–	322,301
2,081	Fieldwood Energy LLC, Term Loan, Second Lien	8.375%	9/30/20	N/R	1,248,483

NUVEEN	53

JRO	Nuveen Floating Rate Income Opportunity Fund
	Portfolio of Investments (continued)	July 31, 2016

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Oil, Gas & Consumable Fuels (continued)

$3,426	Harvey Gulf International Marine, Inc., Term Loan B	5.500%	6/18/20	CCC+	$2,012,841
2,897	Seadrill Partners LLC, Initial Term Loan	4.000%	2/21/21	B–	1,312,482
41	Southcross Holdings Borrower L.P., Term Loan B, First Lien	3.500%	4/13/23	CCC+	35,857
501	Western Refining, Inc., Term Loan B	5.250%	11/12/20	B+	486,490
17,008	Total Oil, Gas & Consumable Fuels				11,344,072

	Pharmaceuticals – 3.9% (2.5% of Total Investments)

1,047	Concordia Healthcare Corporation, Term Loan B, First Lien	5.250%	10/21/21	B+	1,028,123
286	Endo Health Solutions, Inc., Term Loan B	3.750%	9/26/22	BB	283,116
3,125	Graceway Pharmaceuticals LLC, Second Lien Term Loan, (5), (6)	0.000%	5/03/13	N/R	312
2,940	Patheon, Inc., Term Loan B	4.250%	3/11/21	B1	2,928,975
2,454	Pharmaceutical Product Development, Inc., Term Loan B, First Lien	4.250%	8/18/22	B1	2,456,681
3,677	Pharmaceutical Research Associates, Inc., Term Loan	4.500%	9/23/20	BB–	3,701,381
1,376	Valeant Pharmaceuticals International, Inc., Term Loan E	4.750%	8/05/20	Ba2	1,360,299
5,149	Valeant Pharmaceuticals International, Inc., Term Loan F	5.000%	4/01/22	Ba2	5,117,190
20,054	Total Pharmaceuticals				16,876,077

	Professional Services – 0.1% (0.1% of Total Investments)

643	Ceridian Corporation, Term Loan B2	4.500%	9/15/20	Ba3	621,143

	Real Estate Investment Trust – 3.4% (2.1% of Total Investments)

7,703	Communications Sales & Leasing, Inc., Term Loan B, First Lien	5.000%	10/24/22	BB+	7,711,743
2,418	Realogy Corporation, Term Loan B, First Lien	3.750%	7/14/22	BB+	2,432,097
1,412	Starwood Property Trust, Inc., Term Loan B	3.500%	4/17/20	BB	1,413,797
3,812	Walter Investment Management Corporation, Tranche B, Term Loan, First Lien	4.750%	12/18/20	B+	3,138,492
15,345	Total Real Estate Investment Trust				14,696,129

	Real Estate Management & Development – 0.9% (0.6% of Total Investments)

2,482	Capital Automotive LP, Term Loan, Second Lien	6.000%	4/30/20	B1	2,502,942
1,357	Capital Automotive LP, Term Loan, Tranche B1	4.000%	4/10/19	Ba2	1,362,786
3,839	Total Real Estate Management & Development				3,865,728

	Road & Rail – 0.3% (0.2% of Total Investments)

1,492	Quality Distribution, Term Loan, First Lien	5.750%	8/18/22	B2	1,344,493

	Semiconductors & Semiconductor Equipment – 5.7% (3.6% of Total Investments)

1,629	Avago Technologies, Term Loan A	2.231%	2/01/21	BBB	1,603,916
12,622	Avago Technologies, Term Loan B, First Lien	4.250%	2/01/23	BBB	12,666,340
981	Cypress Semiconductor Corp, Term Loan B	6.500%	7/05/21	BB–	987,103
1,250	Micron Technology, Inc., Term Loan B, First Lien	6.640%	4/26/22	Baa2	1,265,625
1,740	Microsemi Corporation, Term Loan B, First Lien	3.750%	1/15/23	BB	1,754,069
1,466	NXP Semiconductor LLC, Term Loan B, First Lien	3.750%	12/07/20	Baa2	1,477,987
1,918	NXP Semiconductor LLC, Term Loan D	3.250%	1/11/20	Baa2	1,923,000
3,000	On Semiconductor Corp., Term Loan B, First Lien	5.250%	3/31/23	Ba1	3,037,500
24,606	Total Semiconductors & Semiconductor Equipment				24,715,540

	Software – 10.3% (6.5% of Total Investments)

2,000	Ascend Learning LLC, Term Loan, Second Lien	9.500%	11/30/20	CCC+	1,947,500
3,447	Blackboard, Inc., Term Loan B3	4.750%	10/04/18	B+	3,364,800
4,185	BMC Software, Inc., Initial Term Loan	5.000%	9/10/20	B1	3,849,876
1,470	Computer Sciences Government Services, Term Loan B, First Lien	3.750%	11/28/22	BB+	1,478,457
1,150	Compuware Corporation, Term Loan, Second Lien	9.250%	12/15/22	CCC+	989,000
4,047	Compuware Corporation, Tranche B2, Term Loan, First Lien	6.250%	12/15/21	B	3,891,550
2,355	Ellucian, Term Loan B, First Lien	4.750%	9/30/22	B2	2,360,414
2,877	Emdeon Business Services LLC, Term Loan B2	3.750%	11/02/18	Ba3	2,883,529
8,853	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan B5	3.750%	6/03/20	BB	8,769,527
1,241	Informatica Corp.,Term Loan B	4.500%	8/05/22	B	1,224,895
1,218	Micro Focus International PLC, Term Loan B	4.500%	11/20/21	BB–	1,217,794
1,838	Micro Focus International PLC, Term Loan C	4.502%	11/20/19	BB–	1,844,391

54	NUVEEN

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Software (continued)

$4,572	Misys PLC, Term Loan B, First Lien	5.000%	12/12/18	B+	$4,592,747
1,543	MSC Software Corporation, Initial Term Loan, First Lien	5.000%	5/29/20	B1	1,492,494
750	MSC Software Corporation, Initial Term Loan, Second Lien	8.500%	5/31/21	CCC	682,500
1,835	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B1	4.000%	7/08/22	BB	1,846,806
238	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B2	4.000%	7/08/22	BB	239,276
2,000	Uber Technologies, Inc., Term Loan B, First Lien	5.000%	7/07/23	N/R	1,998,334
45,619	Total Software				44,673,890

	Specialty Retail – 2.0% (1.3% of Total Investments)

748	Gardner Denver, Inc., Term Loan, (DD1)	4.250%	7/30/20	B	713,245
1,917	Jo-Ann Stores, Inc., Term Loan, First Lien	4.000%	3/16/18	Ba3	1,908,514
3,783	Petco Animal Supplies, Inc., Term Loan B1	5.000%	1/26/23	B1	3,805,416
2,222	Petsmart, Inc., Term Loan B	4.250%	3/11/22	BB–	2,228,441
8,670	Total Specialty Retail				8,655,616

	Technology Hardware, Storage & Peripherals – 4.9% (3.1% of Total Investments)

1,500	Dell International LLC, Term Loan A2, First Lien, (WI/DD)	TBD	TBD	BBB–	1,451,250
2,000	Dell International LLC, Term Loan A3, First Lien, (WI/DD)	TBD	TBD	BBB–	1,968,750
10,635	Dell International LLC, Term Loan B, (WI/DD)	TBD	TBD	BBB–	10,649,297
7,000	Western Digital Inc., Term Loan B, First Lien	6.250%	4/29/23	BBB–	7,082,250
21,135	Total Technology Hardware, Storage & Peripherals				21,151,547

	Textiles, Apparel & Luxury Goods – 0.4% (0.3% of Total Investments)

1,035	Gymboree Corporation, Term Loan	5.000%	2/23/18	CCC+	807,515
1,549	J Crew Group, Term Loan B, First Lien	4.000%	3/05/21	B2	1,106,580
2,584	Total Textiles, Apparel & Luxury Goods				1,914,095

	Trading Companies & Distributors – 0.9% (0.6% of Total Investments)

2,776	HD Supply, Inc., Term Loan B	3.750%	8/13/21	BB	2,789,547
1,241	Neff Rental/Neff Finance Closing Date Loan, Second Lien	7.250%	6/09/21	B–	1,221,442
4,017	Total Trading Companies & Distributors				4,010,989

	Transportation Infrastructure – 0.3% (0.2% of Total Investments)

84	Ceva Group PLC, Canadian Term Loan	6.500%	3/19/21	B2	70,397
490	Ceva Group PLC, Dutch B.V., Term Loan	6.500%	3/19/21	B2	408,304
475	Ceva Group PLC, Synthetic Letter of Credit Term Loan	6.500%	3/19/21	B2	396,086
675	Ceva Group PLC, US Term Loan	6.500%	3/19/21	B2	563,177
1,724	Total Transportation Infrastructure				1,437,964

	Wireless Telecommunication Services – 1.8% (1.2% of Total Investments)

2,086	Asurion LLC, Term Loan B1	5.000%	5/24/19	Ba3	2,089,109
2,127	Asurion LLC, Term Loan B4, First Lien	5.000%	8/04/22	Ba3	2,133,719
3,144	Fairpoint Communications, Inc., Term Loan B	7.500%	2/14/19	B	3,151,057
355	Syniverse Holdings, Inc., Initial Term Loan B, First Lien, (WI/DD)	TBD	TBD	B+	287,106
355	Syniverse Holdings, Inc., Tranche B, Term Loan, (WI/DD)	TBD	TBD	B+	287,106
8,067	Total Wireless Telecommunication Services				7,948,097
$581,141	Total Variable Rate Senior Loan Interests (cost $573,075,362)				554,050,477

Shares	Description (1)				Value

	COMMON STOCKS – 1.9% (1.2% of Total Investments)

	Banks – 0.6% (0.4% of Total Investments)

34,173	BLB Worldwide Holdings Inc., (7)				$2,531,649

	Diversified Consumer Services – 0.4% (0.2% of Total Investments)

71,949	Cengage Learning Holdings II LP, (7), (8)				1,654,827
3,124,035	Education Management Corporation, (7), (8)				312
	Total Diversified Consumer Services				1,655,139

NUVEEN	55

JRO	Nuveen Floating Rate Income Opportunity Fund
	Portfolio of Investments (continued)	July 31, 2016

Shares	Description (1)				Value

	Energy Equipment & Services – 0.0% (0.0% of Total Investments)

2,534	Vantage Drill International, (7), (8)				$221,725

	Health Care Providers & Services – 0.0% (0.0% of Total Investments)

83,191	Millennium Health LLC, (7)				124,786

	Media – 0.9% (0.6% of Total Investments)

5,752	Cumulus Media, Inc., (7)				2,200
23,363	Metro-Goldwyn-Mayer, (7), (8)				1,880,721
44,843	Tribune Media Company				1,661,433
36,087	Tribune Media Company, (6)				—
11,210	tronc, Inc., (7)				168,038
	Total Media				3,712,392

	Oil, Gas & Consumable Fuels – 0.0% (0.0% of Total Investments)

109	Energy and Exploration Partners, Inc., (7), (8)				38,150
46	Southcross Holdings Borrower LP, (7)				14,950
	Total Oil, Gas & Consumable Fuels				53,100

	Software – 0.0% (0.0% of Total Investments)

496,552	Eagle Topco LP, (6), (7)				1
	Total Common Stocks (cost $13,014,981)				8,298,792

Shares	Description (1)	Coupon		Ratings (3)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 0.0% (0.0% of Total Investments)

	Diversified Consumer Services – 0.0% (0.0% of Total Investments)

3,476	Education Management Corporation, (8)	7.500%		N/R	$869
	Total $25 Par (or similar) Retail Preferred (cost $8,437)				869

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CONVERTIBLE BONDS – 0.1% (0.1% of Total Investments)

	Communications Equipment – 0.1% (0.1% of Total Investments)

$550	Nortel Networks Corp., (5)	1.750%	4/15/12	N/R	$486,750
$550	Total Convertible Bonds (cost $440,000)				486,750

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 16.7% (10.6% of Total Investments)

	Commercial Services & Supplies – 0.3% (0.2% of Total Investments)

$1,233	NES Rental Holdings Inc., 144A	7.875%	5/01/18	B–	$1,202,175

	Communications Equipment – 0.3% (0.2% of Total Investments)

155	Avaya Inc., 144A	7.000%	4/01/19	B2	116,637
3,830	Avaya Inc., 144A	10.500%	3/01/21	Caa2	1,034,100
3,985	Total Communications Equipment				1,150,737

	Containers & Packaging – 0.3% (0.2% of Total Investments)

1,178	Reynolds Group	9.875%	8/15/19	CCC+	1,210,395

	Diversified Telecommunication Services – 1.9% (1.2% of Total Investments)

1,800	Frontier Communications Corporation	8.875%	9/15/20	BB	1,934,442
2,415	Frontier Communications Corporation	6.250%	9/15/21	BB	2,348,588
1,700	Frontier Communications Corporation	6.875%	1/15/25	BB	1,490,883
1,005	IntelSat Limited	6.750%	6/01/18	CC	618,075

56	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Diversified Telecommunication Services (continued)

$4,300	IntelSat Limited	7.750%	6/01/21	CC	$989,000
4,100	IntelSat Limited	8.125%	6/01/23	CC	953,250
15,320	Total Diversified Telecommunication Services				8,334,238

	Health Care Equipment & Supplies – 2.6% (1.7% of Total Investments)

3,000	Kinetic Concepts	10.500%	11/01/18	B–	3,063,750
2,000	Kinetic Concepts	12.500%	11/01/19	CCC+	1,960,000
3,000	Tenet Healthcare Corporation	6.000%	10/01/20	BB	3,172,500
1,100	Tenet Healthcare Corporation	8.125%	4/01/22	B–	1,135,750
2,225	Tenet Healthcare Corporation	6.750%	6/15/23	B–	2,141,562
11,325	Total Health Care Equipment & Supplies				11,473,562

	Health Care Providers & Services – 1.9% (1.2% of Total Investments)

2,040	Community Health Systems, Inc.	5.125%	8/01/21	BB	2,029,800
4,800	Community Health Systems, Inc.	6.875%	2/01/22	B+	4,128,000
900	Iasis Healthcare Capital Corporation	8.375%	5/15/19	CCC+	864,000
1,200	Select Medical Corporation	6.375%	6/01/21	B–	1,187,256
8,940	Total Health Care Providers & Services				8,209,056

	Hotels, Restaurants & Leisure – 0.5% (0.3% of Total Investments)

2,550	Scientific Games International Inc.	10.000%	12/01/22	B	2,266,312

	Machinery – 0.1% (0.0% of Total Investments)

330	Xerium Technologies	8.875%	6/15/18	B	338,580

	Media – 4.4% (2.8% of Total Investments)

150	Charter Communications Operating LLC/ Charter Communications Operating Capital Corporation, 144A	3.579%	7/23/20	BBB	157,887
1,714	Clear Channel Communications, Inc.	10.000%	1/15/18	CC	1,101,245
6,412	Clear Channel Communications, Inc.	9.000%	12/15/19	Caa1	5,177,690
10,934	Clear Channel Communications, Inc.	14.000%	2/01/21	CC	4,619,423
7,850	Clear Channel Communications, Inc.	9.000%	3/01/21	Caa1	5,867,875
1,000	Dish DBS Corporation	5.875%	11/15/24	Ba3	965,000
1,200	Expo Event Transco Inc., 144A	9.000%	6/15/21	B–	1,233,000
29,260	Total Media				19,122,120

	Oil, Gas & Consumable Fuels – 0.4% (0.3% of Total Investments)

500	Denbury Resources Inc.	6.375%	8/15/21	CCC+	332,500
2,000	FTS International Inc., 144A	8.134%	6/15/20	B1	1,619,138
2,500	Total Oil, Gas & Consumable Fuels				1,951,638

	Real Estate Investment Trust – 0.3% (0.2% of Total Investments)

1,250	iStar Inc.	4.000%	11/01/17	B+	1,240,625

	Semiconductors & Semiconductor Equipment – 1.1% (0.7% of Total Investments)

500	Advanced Micro Devices, Inc.	6.750%	3/01/19	CCC	497,970
2,050	Advanced Micro Devices, Inc.	7.750%	8/01/20	CCC	2,024,375
2,200	Advanced Micro Devices, Inc.	7.500%	8/15/22	CCC	2,128,500
4,750	Total Semiconductors & Semiconductor Equipment				4,650,845

	Software – 0.5% (0.3% of Total Investments)

1,750	BMC Software Finance Inc., 144A	8.125%	7/15/21	CCC+	1,426,250
1,100	Boxer Parent Company Inc./BMC Software, 144A	9.000%	10/15/19	CCC+	929,500
2,850	Total Software				2,355,750

	Wireless Telecommunication Services – 2.1% (1.3% of Total Investments)

6,000	Sprint Corporation	7.875%	9/15/23	B+	5,478,780
500	Sprint Corporation	7.125%	6/15/24	B+	445,000
2,750	T-Mobile USA Inc.	6.250%	4/01/21	BB	2,877,188

NUVEEN	57

JRO	Nuveen Floating Rate Income Opportunity Fund
	Portfolio of Investments (continued)	July 31, 2016

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Wireless Telecommunication Services (continued)

$175	T-Mobile USA Inc.	6.731%	4/28/22	BB	$183,313
175	T-Mobile USA Inc.	6.836%	4/28/23	BB	186,813
9,600	Total Wireless Telecommunication Services				9,171,094
$95,071	Total Corporate Bonds (cost $91,480,042)				72,677,127

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	ASSET-BACKED SECURITIES- 6.1% (3.9% of Total Investments)

$800	Bluemountain Collateralized Loan Obligation, Series 2012 2A E14, 144A	5.736%	11/20/24	BB	$751,958
2,500	Bluemountain Collateralized Loan Obligations Limited 2012-1A, 144A	6.134%	7/20/23	BB	2,406,410
1,250	Carlyle Global Market Strategies, Collateralized Loan Obligations, Series 2013-3A, 144A	5.228%	7/15/25	BB	1,124,397
1,500	Flatiron Collateralized Loan Obligation Limited, Series 2011-1A, 144A	5.028%	1/15/23	BB	1,462,458
250	ING Investment Management, Collateralized Loan Obligation, 2013-1A D, 144A	5.628%	4/15/24	BB	229,756
1,800	LCM Limited Partnership, Collateralized Loan Obligation 2012A, 144A	6.383%	10/19/22	BB	1,761,538
4,000	LCM Limited Partnership, Collateralized Loan Obligation, 2015A, 144A	5.662%	2/25/17	BB–	3,487,096
2,000	LCM Limited Partnership, Collateralized Loan Obligation, Series 10AR, 144A	6.128%	4/15/22	BB	1,945,036
1,500	LCM Limited Partnership, Collateralized Loan Obligation, Series 11A, 144A	5.783%	4/19/22	BB+	1,432,835
1,500	Madison Park Funding Limited, Collateralized Loan Obligations, Series 2012-8A, 144A	5.985%	4/22/22	BB	1,451,403
1,250	Madison Park Funding Limited, Collateralized Loan Obligations, Series 2015-16A, 144A	6.134%	4/20/26	Ba3	1,112,166
500	North End CLO Limited, Loan Pool, 144A	5.233%	7/17/25	BB	441,772
450	Oak Hill Credit Partners Series 2013-9A, 144A	5.634%	10/20/25	BB–	418,231
2,240	Oak Hill Credit Partners, Series 2012-7A, 144A	5.636%	11/20/23	BB	2,094,917
2,000	Octagon Investment Partners, Series 2015-1A, 144A	6.484%	10/20/26	Ba3	1,821,354
2,000	Race Point Collateralized Loan Obligation Series 2012-7A, 144A	5.632%	11/08/24	BB–	1,845,844
1,000	Race Point Collateralized Loan Obligation Limited 2011-5AR, 144A	6.337%	12/15/22	BB	990,806
2,000	Race Point Collateralized Loan Obligations, Series 2012-6A, 144A	6.411%	5/24/23	BB	1,936,098
$28,540	Total Asset-Backed Securities (cost $26,730,142)				26,714,075
	Total Long-Term Investments (cost $704,748,964)				662,228,090

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 5.6% (3.5% of Total Investments)

	REPURCHASE AGREEMENTS – 5.6% (3.5% of Total Investments)

$24,417	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/29/16, repurchase price $24,416,936, collateralized by $24,510,000 U.S. Treasury Notes, 1.500%, due 3/31/23, value $24,908,288	0.030%	8/01/16		$24,416,875
	Total Short-Term Investments (cost $24,416,875)				24,416,875
	Total Investments (cost $729,165,839) – 157.7%				686,644,965
	Borrowings – (38.3)% (9), (10)				(166,800,000)
	Variable Rate Term Preferred Shares, at Liquidation Preference – (17.2)% (11)				(75,000,000)
	Other Assets Less Liabilities – (2.2)%				(9,656,136)
	Net Assets Applicable to Common Shares – 100%				$435,188,829

58	NUVEEN

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(5)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(6)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(7)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(8)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(9)	Borrowings as a percentage of Total Investments is 24.3%.

(10)	The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(11)	Variable Rate Term Preferred Shares, at Liquidation Preference as a percentage of Total Investments is 10.9%.

(DD1)	Portion of investment purchased on a delayed delivery basis.

(WI/DD)	Purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

TBD	Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

See accompanying notes to financial statements.

NUVEEN	59

JSD

Nuveen Short Duration Credit Opportunities Fund
Portfolio of Investments	July 31, 2016

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 153.0% (97.3% of Total Investments)

	VARIABLE RATE SENIOR LOAN INTERESTS – 135.9% (86.4% of Total Investments) (4)

	Aerospace & Defense – 3.1% (2.0% of Total Investments)

$1,829	B/E Aerospace, Inc., Term Loan B, First Lien	3.750%	12/16/21	BB+	$1,848,893
2,366	Sequa Corporation, Term Loan B	5.250%	6/19/17	CCC+	1,897,607
237	Transdigm, Inc., Delayed Draw, Tranche F, Term Loan	3.750%	6/09/23	Ba2	235,806
1,192	Transdigm, Inc., Extend Term Loan F	3.750%	5/14/22	Ba2	1,186,158
263	Transdigm, Inc., Term Loan F	3.750%	6/09/23	Ba2	262,007
5,887	Total Aerospace & Defense				5,430,471

	Air Freight & Logistics – 1.0% (0.7% of Total Investments)

799	Americold Realty Operating Partnership, Term Loan B, (DD1)	5.750%	12/01/22	BB	805,742
995	XPO Logistics, Inc., Term Loan B	5.500%	11/01/21	Ba1	1,006,194
1,794	Total Air Freight & Logistics				1,811,936

	Airlines – 2.1% (1.3% of Total Investments)

970	American Airlines, Inc., Term Loan B, First Lien	3.250%	6/29/20	BB+	968,601
1,733	American Airlines, Inc., Term Loan B, First Lien	3.500%	10/08/21	BB+	1,732,500
970	US Airways, Inc., Term Loan B1	3.500%	5/23/19	BB+	971,039
3,673	Total Airlines				3,672,140

	Automobiles – 2.3% (1.5% of Total Investments)

576	Chrysler Group LLC, Tranche B, Term Loan	3.250%	12/31/18	BBB–	576,600
2,784	Formula One Group, Term Loan, First Lien	4.750%	7/30/21	B	2,761,470
750	Formula One Group, Term Loan, Second Lien	7.750%	7/29/22	CCC+	739,375
4,110	Total Automobiles				4,077,445

	Building Products – 0.5% (0.3% of Total Investments)

880	Gates Global LLC, Term Loan	4.250%	7/06/21	B+	864,640

	Chemicals – 1.9% (1.2% of Total Investments)

955	Ineos US Finance LLC, Cash Dollar, Term Loan	3.750%	5/04/18	BB–	955,260
208	Ineos US Finance LLC, Term Loan B, First Lien	4.250%	3/31/22	BB–	207,599
399	Mineral Technologies, Inc., Term Loan B2	4.750%	5/07/21	BB+	402,480
746	OM Group, Inc., Term Loan, First Lien	7.000%	10/28/21	Ba3	727,594
992	Univar, Inc., Term Loan B, First Lien	4.250%	7/01/22	BB–	992,624
3,300	Total Chemicals				3,285,557

	Commercial Services & Supplies – 3.7% (2.3% of Total Investments)

497	Acosta, Inc., Term Loan B	4.250%	9/26/21	B1	488,255
1,206	CCS Income Trust, Term Loan, First Lien	6.250%	5/15/18	Caa3	1,153,367
1,818	iQor US, Inc., Term Loan, First Lien	6.000%	4/01/21	B	1,499,662
167	iQor US, Inc., Term Loan, Second Lien	9.750%	4/01/22	CCC+	116,667
997	KAR Auction Services, Inc., Term Loan B3, First Lien	4.250%	3/09/23	BB–	1,006,696
1,200	Protection One, Inc., Term Loan B	4.750%	5/02/22	B–	1,209,500
995	Universal Services of America, Term Loan, First Lien	4.750%	7/28/22	B+	978,831
6,880	Total Commercial Services & Supplies				6,452,978

	Communications Equipment – 2.9% (1.9% of Total Investments)

2,024	Avaya, Inc., Term Loan B3	5.243%	10/26/17	B2	1,693,463
326	Avaya, Inc., Term Loan B6	6.500%	3/31/18	B2	257,313
85	Avaya, Inc., Term Loan B7	6.250%	5/29/20	B2	63,983
1,075	Commscope, Inc., Term Loan B, First Lien	3.750%	12/29/22	Ba1	1,081,089
975	Riverbed Technology, Inc., Term Loan B	5.000%	4/24/22	B1	981,727
1,128	Telesat Canada Inc., Term Loan B	3.500%	3/28/19	BB	1,127,944
5,613	Total Communications Equipment				5,205,519

60	NUVEEN

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Consumer Finance – 3.4% (2.2% of Total Investments)

$6,000	First Data Corporation, Term Loan B, First Lien	4.488%	3/24/21	BB	$6,034,790

	Containers & Packaging – 1.6% (1.0% of Total Investments)

902	Berry Plastics Holding Corporation, Term Loan H	3.750%	10/01/22	BB	906,586
1,049	BWAY Holding Company, Term Loan B, First Lien	5.500%	8/14/20	B2	1,049,848
915	Reynolds Group Holdings, Inc., Term Loan, First Lien, (WI/DD)	TBD	TBD	B+	917,739
2,866	Total Containers & Packaging				2,874,173

	Diversified Consumer Services – 3.2% (2.0% of Total Investments)

744	AlixPartners LLP, Term Loan B, First Lien	4.500%	7/28/22	B+	746,236
1,697	Cengage Learning Acquisitions, Inc., Term Loan B	5.250%	6/07/23	BB–	1,695,740
1,357	Harland Clarke Holdings Corporation, Term Loan B3	7.000%	5/22/18	BB–	1,324,198
78	Laureate Education, Inc., Term Loan B	5.000%	6/15/18	B–	75,899
1,804	ServiceMaster Company, Term Loan	4.250%	7/01/21	BB	1,813,395
5,680	Total Diversified Consumer Services				5,655,468

	Diversified Telecommunication Services – 5.0% (3.2% of Total Investments)

1,880	Frontier Communications Corporation, Term Loan A, Delayed Draw, First Lien	3.000%	3/31/21	BB	1,790,225
849	Greeneden U.S. Holdings II LLC, Term Loan B	4.000%	2/08/20	B	843,087
296	Intelsat Jackson Holdings, S.A., Tranche B2, Term Loan	3.750%	6/30/19	B1	281,081
974	Level 3 Financing, Inc., Term Loan B2	3.500%	5/31/22	BB+	978,917
2,905	WideOpenWest Finance LLC, Term Loan B	4.500%	4/01/19	Ba3	2,913,551
740	Ziggo N.V., Term Loan B1	3.652%	1/15/22	BB–	737,263
477	Ziggo N.V., Term Loan B2	3.656%	1/15/22	BB–	475,106
784	Ziggo N.V., Term Loan B3, Delayed Draw	3.701%	1/15/22	BB–	781,380
8,905	Total Diversified Telecommunication Services				8,800,610

	Electric Utilities – 4.0% (2.5% of Total Investments)

500	EFS Cogen Holdings LLC, Term Loan B	5.250%	6/28/23	BB	501,875
4,500	Energy Future Intermediate Holding Company, Term Loan	4.250%	12/19/16	N/R	4,512,659
1,629	Texas Competitive Electric Holdings LLC, DIP Term Loan B, First Lien, (WI/DD)	TBD	TBD	BB–	1,636,206
371	Texas Competitive Electric Holdings LLC, DIP Term Loan C, First Lien, (WI/DD)	TBD	TBD	BB–	373,170
7,000	Total Electric Utilities				7,023,910

	Electronic Equipment, Instruments & Components – 1.3% (0.8% of Total Investments)

1,034	SMART Modular Technologies, Inc., Term Loan B	8.250%	8/31/17	B	853,134
1,358	TTM Technologies, Term Loan B	6.000%	5/31/21	B+	1,354,744
2,392	Total Electronic Equipment, Instruments & Components				2,207,878

	Energy Equipment & Services – 0.8% (0.5% of Total Investments)

1,791	Drill Rigs Holdings, Inc., Tranche B1, Term Loan	6.000%	3/31/21	CCC+	658,081
796	Seventy Seven Operating LLC, Term Loan B, (DD1)	3.752%	6/25/21	D	692,082
2,587	Total Energy Equipment & Services				1,350,163

	Food & Staples Retailing – 8.1% (5.1% of Total Investments)

7,840	Albertson’s LLC, Repriced Term Loan B4	4.500%	8/25/21	BB	7,883,938
2,740	Albertson’s LLC, Term Loan B6	4.750%	6/22/23	BB	2,758,057
477	BJ’s Wholesale Club, Inc., Replacement Loan, First Lien	4.500%	9/26/19	B–	476,789
249	BJ’s Wholesale Club, Inc., Replacement Loan, Second Lien	8.500%	3/26/20	CCC	247,487
975	Del Monte Foods Company, Term Loan, First Lien	4.250%	2/18/21	B–	905,125
1,125	Rite Aid Corporation, Tranche 2, Term Loan, Second Lien	4.875%	6/21/21	BB	1,129,394
904	Supervalu, Inc., New Term Loan	5.500%	3/21/19	BB	904,614
14,310	Total Food & Staples Retailing				14,305,404

NUVEEN	61

JSD	Nuveen Short Duration Credit Opportunities Fund
	Portfolio of Investments (continued)	July 31, 2016

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Food Products – 4.2% (2.6% of Total Investments)

$2,462	Jacobs Douwe Egberts, Term Loan B	4.250%	7/02/22	BB	$2,472,435
1,893	Keurig Green Mountain, Inc., Term Loan B, First Lien	5.250%	3/03/23	BB	1,910,279
2,076	US Foods, Inc., Term Loan B	4.000%	6/27/23	B+	2,089,441
1,056	Wilton Products, Inc., Tranche B, Term Loan	8.500%	8/30/18	CCC+	889,740
7,487	Total Food Products				7,361,895

	Health Care Equipment & Supplies – 5.6% (3.6% of Total Investments)

2,284	Acelity, Term Loan F	5.000%	8/03/18	Ba3	2,291,390
391	Ardent Medical Services, Inc., Term Loan B, First Lien	6.500%	8/04/21	B1	392,883
1,710	ConvaTec Healthcare, Term Loan B	4.250%	6/15/20	Ba2	1,713,134
995	Greatbatch, Inc., Term Loan B	5.250%	10/27/22	B1	995,155
2,804	Onex Carestream Finance LP, Term Loan, First Lien	5.000%	6/07/19	B+	2,745,489
973	Onex Carestream Finance LP, Term Loan, Second Lien	9.500%	12/09/19	B–	943,464
858	Sterigenics International, Inc., Term Loan B	4.250%	5/16/22	B1	857,235
10,015	Total Health Care Equipment & Supplies				9,938,750

	Health Care Providers & Services – 7.7% (4.9% of Total Investments)

1,568	Amsurg Corporation, Term Loan, First Lien	3.500%	7/16/21	Ba2	1,571,431
44	Community Health Systems, Inc., Term Loan F	3.924%	12/31/18	BB	43,433
563	Community Health Systems, Inc., Term Loan G	3.750%	12/31/19	BB	554,445
1,125	Community Health Systems, Inc., Term Loan H	4.000%	1/27/21	BB	1,113,067
1,533	Drumm Investors LLC, Term Loan	9.500%	5/04/18	B	1,506,621
1,704	Heartland Dental Care, Inc., Term Loan, First Lien	5.500%	12/21/18	B1	1,697,686
500	Heartland Dental Care, Inc., Term Loan, Second Lien	9.750%	6/21/19	CCC	479,687
1,188	IASIS Healthcare LLC, Term Loan B2, First Lien	4.500%	5/03/18	Ba3	1,188,358
438	Kindred Healthcare, Inc., Term Loan B, First Lien	4.250%	4/09/21	Ba2	436,492
689	Millennium Laboratories, Inc., Term Loan B, First Lien	7.500%	12/21/20	B–	488,858
750	MultiPlan, Inc., Term Loan B	5.000%	6/07/23	B+	757,735
590	National Mentor Holdings, Inc., Term Loan B	4.250%	1/31/21	B+	591,986
1,357	Quorum Health Corp., Term Loan B, (DD1)	6.750%	4/29/22	B1	1,366,774
740	Select Medical Corporation, Term Loan E, First Lien	6.000%	6/01/18	Ba2	742,183
964	Select Medical Corporation, Term Loan F, First Lien	6.001%	3/03/21	Ba2	974,503
13,753	Total Health Care Providers & Services				13,513,259

	Health Care Technology – 0.4% (0.3% of Total Investments)

784	Catalent Pharma Solutions, Inc., Term Loan	4.250%	5/20/21	BB	788,031

	Hotels, Restaurants & Leisure – 4.9% (3.1% of Total Investments)

833	Burger King Corporation, Term Loan B	3.750%	12/10/21	Ba3	837,467
1,869	CCM Merger, Inc., Term Loan B	4.500%	8/08/21	BB–	1,875,256
1,278	CityCenter Holdings LLC, Term Loan	4.250%	10/16/20	BB	1,287,121
990	Life Time Fitness, Inc., Term Loan B	4.250%	6/10/22	BB–	990,124
1,970	Scientific Games Corporation, Term Loan B2	6.000%	10/01/21	BB–	1,968,922
1,748	Station Casino LLC, Term Loan B	3.750%	6/08/23	BB	1,748,874
8,688	Total Hotels, Restaurants & Leisure				8,707,764

	Household Products – 0.6% (0.4% of Total Investments)

1,000	Revlon Consumer Products Corporation, Term Loan B, First Lien, (WI/DD)	TBD	TBD	Ba3	1,000,125

	Independent Power & Renewable Electricity Producers – 0.9% (0.5% of Total Investments)

1,500	Dynegy, Inc., Term Loan B	5.000%	6/27/23	BB	1,502,031

	Industrial Conglomerates – 0.5% (0.3% of Total Investments)

907	Brand Energy & Infrastructure Services, Inc., Initial Term Loan	4.750%	11/26/20	B	898,277

	Insurance – 0.9% (0.6% of Total Investments)

995	AssuredPartners Capital, Inc., Term Loan, First Lien	5.750%	10/21/22	B	998,738
601	Hub International Holdings, Inc., Initial Term Loan	4.000%	10/02/20	Ba3	599,301
1,596	Total Insurance				1,598,039

62	NUVEEN

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Internet & Catalog Retail – 1.7% (1.1% of Total Investments)

$2,955	Travelport LLC, Term Loan B	5.000%	9/02/21	B+	$2,966,885

	Internet Software & Services – 3.3% (2.1% of Total Investments)

993	Ancestry.com, Inc., Term Loan B	5.000%	8/29/22	Ba3	996,325
1,176	Sabre Inc., Term Loan	4.000%	2/19/19	Ba2	1,180,531
116	Sabre Inc., Term Loan C	4.000%	2/19/18	Ba2	116,271
2,880	Tibco Software, Inc., Term Loan B	6.500%	12/04/20	B1	2,764,101
750	Vertafore, Inc., Term Loan, First Lien	4.750%	6/30/23	B2	752,611
5,915	Total Internet Software & Services				5,809,839

	IT Services – 2.0% (1.3% of Total Investments)

1,687	EIG Investors Corp., Term Loan	6.480%	11/09/19	B1	1,594,487
320	VFH Parent LLC, New Term Loan	5.250%	11/08/19	N/R	320,621
750	WEX, Inc., Term Loan B	4.250%	6/30/23	BB–	756,329
876	Zayo Group LLC, Term Loan B	3.750%	5/06/21	Ba2	876,880
3,633	Total IT Services				3,548,317

	Leisure Products – 2.2% (1.4% of Total Investments)

1,363	24 Hour Fitness Worldwide, Inc., Term Loan B	4.750%	5/28/21	Ba3	1,336,468
1,039	Academy, Ltd., Term Loan B	5.000%	7/01/22	B	1,006,063
1,452	Equinox Holdings, Inc., New Initial Term Loan, First Lien	5.000%	1/31/20	B1	1,455,209
3,854	Total Leisure Products				3,797,740

	Machinery – 0.5% (0.3% of Total Investments)

591	TNT Crane and Rigging Inc., Initial Term Loan, First Lien	5.500%	11/27/20	B3	459,056
499	Vizient, Inc., Term Loan B, First Lien	6.250%	2/13/23	B1	505,608
1,090	Total Machinery				964,664

	Marine – 0.4% (0.2% of Total Investments)

741	American Commercial Lines LLC, Term Loan B, First Lien	9.750%	11/12/20	B	698,965

	Media – 8.7% (5.5% of Total Investments)

850	Advantage Sales & Marketing, Inc., Term Loan, First Lien	4.250%	7/23/21	B1	847,100
750	Advantage Sales & Marketing, Inc., Term Loan, Second Lien	7.500%	7/25/22	CCC+	706,054
392	Affinion Group Holdings, Inc., Initial Term Loan, Second Lien	8.500%	10/31/18	Caa1	324,294
490	Catalina Marketing Corporation, Term Loan, First Lien	4.500%	4/09/21	B1	424,667
500	Catalina Marketing Corporation, Term Loan, Second Lien	7.750%	4/11/22	Caa1	340,933
1,633	Clear Channel Communications, Inc., Term Loan E	7.996%	7/30/19	Caa1	1,265,217
2,562	Clear Channel Communications, Inc., Tranche D, Term Loan	7.246%	1/30/19	Caa1	1,996,796
2,821	Cumulus Media, Inc., Term Loan B	4.250%	12/23/20	B3	2,004,357
1,175	Emerald Expositions Holdings, Inc., Term Loan, First Lien	4.750%	6/17/20	BB–	1,177,128
300	Getty Images, Inc., Term Loan B, First Lien, (WI/DD)	TBD	TBD	B3	236,250
445	Gray Television, Inc., Initial Term Loan	3.938%	6/13/21	BB	447,042
735	IMG Worldwide, Inc., First Lien	5.250%	5/06/21	B1	736,650
750	Lions Gate Entertainment Corporation, Term Loan B, Second Lien	5.000%	3/17/22	BB–	764,063
2,000	McGraw-Hill Education Holdings LLC, Term Loan B	5.000%	5/02/22	Ba3	2,013,000
995	Numericable Group S.A., Term Loan	4.752%	2/10/23	B+	998,006
1,092	Springer Science & Business Media, Inc., Term Loan B9, First Lien	4.500%	8/14/20	B	1,059,734
17,490	Total Media				15,341,291

	Metals & Mining – 1.5% (1.0% of Total Investments)

359	Fairmount Minerals, Ltd., Term Loan B1, First Lien, (WI/DD)	TBD	TBD	Caa1	308,450
600	Fairmount Minerals, Ltd., Term Loan B2, First Lien, (WI/DD)	TBD	TBD	B–	530,250
1,120	Fortescue Metals Group, Ltd., Term Loan B, First Lien	4.250%	6/30/19	BBB–	1,098,995
750	Zekelman Industries, Term Loan B	6.000%	6/14/21	BB–	754,688
2,829	Total Metals & Mining				2,692,383

	Multiline Retail – 1.6% (1.0% of Total Investments)

987	Bass Pro Group LLC, Term Loan B, First Lien	4.000%	6/05/20	BB–	986,266
1,496	Belk, Inc., Term Loan B, First Lien	5.750%	12/12/22	B+	1,319,692
461	Hudson’s Bay Company, Term Loan B, First Lien	4.750%	9/30/22	BB	462,702
2,944	Total Multiline Retail				2,768,660

NUVEEN	63

JSD	Nuveen Short Duration Credit Opportunities Fund
	Portfolio of Investments (continued)	July 31, 2016

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Oil, Gas & Consumable Fuels – 2.6% (1.7% of Total Investments)

$500	California Resources Corporation, Term Loan A, First Lien, (WI/DD)	TBD	TBD	B1	$464,375
920	C&J Holding Co., Term Loan B2, (DD1), (5)	0.000%	3/24/22	D	669,300
400	Crestwood Holdings LLC, Term Loan B	9.000%	6/19/19	B3	359,251
86	Energy and Exploration Partners, Term Loan, Second Lien	5.000%	5/13/22	N/R	47,256
773	Fieldwood Energy LLC, Term Loan, First Lien	8.000%	8/31/20	B–	649,586
526	Fieldwood Energy LLC, Term Loan, Second Lien, (DD1)	8.375%	9/30/20	CCC–	174,736
1,445	Fieldwood Energy LLC, Term Loan, Second Lien	8.375%	9/30/20	N/R	867,007
1,654	Harvey Gulf International Marine, Inc., Term Loan B	5.500%	6/18/20	CCC+	971,696
917	Seadrill Partners LLC, Initial Term Loan	4.000%	2/21/21	B–	415,404
16	Southcross Holdings Borrower L.P., Term Loan B, First Lien	3.500%	4/13/23	CCC+	14,343
7,237	Total Oil, Gas & Consumable Fuels				4,632,954

	Pharmaceuticals – 4.2% (2.7% of Total Investments)

598	Concordia Healthcare Corporation, Term Loan B, First Lien	5.250%	10/21/21	B+	587,499
117	Endo Health Solutions, Inc., Term Loan B	3.750%	9/26/22	BB	116,005
980	Patheon, Inc., Term Loan B	4.250%	3/11/21	B1	976,325
2,515	Pharmaceutical Product Development, Inc., Term Loan B, First Lien	4.250%	8/18/22	B1	2,517,668
774	Pharmaceutical Research Associates, Inc., Term Loan	4.500%	9/23/20	BB–	779,238
1,581	Valeant Pharmaceuticals International, Inc., Term Loan E	4.750%	8/05/20	Ba2	1,563,843
942	Valeant Pharmaceuticals International, Inc., Term Loan F	5.000%	4/01/22	Ba2	935,825
7,507	Total Pharmaceuticals				7,476,403

	Professional Services – 0.5% (0.3% of Total Investments)

955	Ceridian Corporation, Term Loan B2	4.500%	9/15/20	Ba3	923,039

	Real Estate Investment Trust – 4.2% (2.7% of Total Investments)

4,142	Communications Sales & Leasing, Inc., Term Loan B, First Lien	5.000%	10/24/22	BB+	4,146,821
1,209	Realogy Corporation, Term Loan B, First Lien	3.750%	7/14/22	BB+	1,216,048
283	Starwood Property Trust, Inc., Term Loan B	3.500%	4/17/20	BB	283,464
2,148	Walter Investment Management Corporation, Tranche B, Term Loan, First Lien	4.750%	12/18/20	B+	1,768,147
7,782	Total Real Estate Investment Trust				7,414,480

	Real Estate Management & Development – 1.7% (1.1% of Total Investments)

1,861	Capital Automotive LP, Term Loan, Second Lien	6.000%	4/30/20	B1	1,877,207
1,137	Capital Automotive LP, Term Loan, Tranche B1	4.000%	4/10/19	Ba2	1,141,961
2,998	Total Real Estate Management & Development				3,019,168

	Road & Rail – 0.5% (0.3% of Total Investments)

995	Quality Distribution, Term Loan, First Lien	5.750%	8/18/22	B2	896,329

	Semiconductors & Semiconductor Equipment – 7.5% (4.7% of Total Investments)

1,185	Avago Technologies, Term Loan A	2.231%	2/01/21	BBB	1,166,484
6,545	Avago Technologies, Term Loan B, First Lien	4.250%	2/01/23	BBB	6,567,732
1,000	Micron Technology, Inc., Term Loan B, First Lien	6.640%	4/26/22	Baa2	1,012,500
870	Microsemi Corporation, Term Loan B, First Lien	3.750%	1/15/23	BB	877,034
1,066	NXP Semiconductor LLC, Term Loan B, First Lien	3.750%	12/07/20	Baa2	1,074,900
959	NXP Semiconductor LLC, Term Loan D	3.250%	1/11/20	Baa2	961,500
1,500	On Semiconductor Corp., Term Loan B, First Lien	5.250%	3/31/23	Ba1	1,518,750
13,125	Total Semiconductors & Semiconductor Equipment				13,178,900

	Software – 9.9% (6.3% of Total Investments)

934	Blackboard, Inc., Term Loan B3	4.750%	10/04/18	B+	911,940
1,932	BMC Software, Inc., Initial Term Loan	5.000%	9/10/20	B1	1,777,775
980	Computer Sciences Government Services, Term Loan B, First Lien	3.750%	11/28/22	BB+	985,638
500	Compuware Corporation, Term Loan, Second Lien	9.250%	12/15/22	CCC+	430,000
1,529	Compuware Corporation, Tranche B2, Term Loan, First Lien	6.250%	12/15/21	B	1,470,289
744	Ellucian, Term Loan B, First Lien	4.750%	9/30/22	B2	746,050
949	Emdeon Business Services LLC, Term Loan B2	3.750%	11/02/18	Ba3	951,188
2,470	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan B5	3.750%	6/03/20	BB	2,446,783

64	NUVEEN

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Software (continued)

$992	Informatica Corp.,Term Loan B	4.500%	8/05/22	B	$979,916
522	Micro Focus International PLC, Term Loan B	4.500%	11/20/21	BB–	521,912
787	Micro Focus International PLC, Term Loan C	4.502%	11/20/19	BB–	790,453
2,647	Misys PLC, Term Loan B, First Lien	5.000%	12/12/18	B+	2,658,959
694	MSC Software Corporation, Initial Term Loan, First Lien	5.000%	5/29/20	B1	671,406
614	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B1	4.000%	7/08/22	BB	618,006
80	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B2	4.000%	7/08/22	BB	80,070
1,500	Uber Technologies, Inc., Term Loan B, First Lien	5.000%	7/07/23	N/R	1,498,751
17,874	Total Software				17,539,136

	Specialty Retail – 2.4% (1.5% of Total Investments)

499	Gardner Denver, Inc., Term Loan, (DD1)	4.250%	7/30/20	B	475,497
985	Jo-Ann Stores, Inc., Term Loan, First Lien	4.000%	3/16/18	Ba3	980,612
1,892	Petco Animal Supplies, Inc., Term Loan B1	5.000%	1/26/23	B1	1,902,708
889	Petsmart, Inc., Term Loan B	4.250%	3/11/22	BB–	891,376
4,265	Total Specialty Retail				4,250,193

	Technology Hardware, Storage & Peripherals – 5.7% (3.6% of Total Investments)

1,000	Dell International LLC, Term Loan A2, First Lien, (WI/DD)	TBD	TBD	BBB–	967,500
4,090	Dell International LLC, Term Loan B, (WI/DD)	TBD	TBD	BBB–	4,095,884
5,000	Western Digital Inc., Term Loan B, First Lien	6.250%	4/29/23	BBB–	5,058,750
10,090	Total Technology Hardware, Storage & Peripherals				10,122,134

	Textiles, Apparel & Luxury Goods – 0.7% (0.5% of Total Investments)

690	Gymboree Corporation, Term Loan	5.000%	2/23/18	CCC+	538,344
1,033	J Crew Group, Term Loan B, First Lien	4.000%	3/05/21	B2	737,727
1,723	Total Textiles, Apparel & Luxury Goods				1,276,071

	Trading Companies & Distributors – 1.4% (0.9% of Total Investments)

1,832	HD Supply, Inc., Term Loan B	3.750%	8/13/21	BB	1,841,555
620	Neff Rental/Neff Finance Closing Date Loan, Second Lien	7.250%	6/09/21	B–	610,721
2,452	Total Trading Companies & Distributors				2,452,276

	Transportation Infrastructure – 0.6% (0.4% of Total Investments)

66	Ceva Group PLC, Canadian Term Loan	6.500%	3/19/21	B2	55,039
383	Ceva Group PLC, Dutch B.V., Term Loan	6.500%	3/19/21	B2	319,225
371	Ceva Group PLC, Synthetic Letter of Credit Term Loan	6.500%	3/19/21	B2	309,673
528	Ceva Group PLC, US Term Loan	6.500%	3/19/21	B2	440,310
1,348	Total Transportation Infrastructure				1,124,247

	Wireless Telecommunication Services – 1.5% (1.0% of Total Investments)

2,419	Fairpoint Communications, Inc., Term Loan B	7.500%	2/14/19	B	2,423,890
180	Syniverse Holdings, Inc., Initial Term Loan B, First Lien, (WI/DD)	TBD	TBD	B+	145,575
180	Syniverse Holdings, Inc., Tranche B, Term Loan, (WI/DD)	TBD	TBD	B+	145,575
2,779	Total Wireless Telecommunication Services				2,715,040
$250,188	Total Variable Rate Senior Loan Interests (cost $244,441,876)				239,970,367

Shares	Description (1)				Value

	COMMON STOCKS – 0.6% (0.4% of Total Investments)

	Diversified Consumer Services – 0.5% (0.3% of Total Investments)

39,749	Cengage Learning Holdings II LP, (6), (7)				$914,227

	Energy Equipment & Services – 0.1% (0.1% of Total Investments)

1,318	Vantage Drill International, (6), (7)				115,325

	Health Care Providers & Services – 0.0% (0.0% of Total Investments)

20,216	Millennium Health LLC, (6)				30,324

NUVEEN	65

JSD	Nuveen Short Duration Credit Opportunities Fund
	Portfolio of Investments (continued)	July 31, 2016

Shares	Description (1)				Value

	Oil, Gas & Consumable Fuels – 0.0% (0.0% of Total Investments)

41	Energy and Exploration Partners, Inc., (6), (7)				$14,350
18	Southcross Holdings Borrower LP, (6)				5,850
	Total Oil, Gas & Consumable Fuels				20,200
	Total Common Stocks (cost $3,720,581)				1,080,076

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 16.5% (10.5% of Total Investments)

	Commercial Services & Supplies – 1.1% (0.7% of Total Investments)

$2,050	NES Rental Holdings Inc., 144A	7.875%	5/01/18	B–	$1,998,750

	Communications Equipment – 0.4% (0.2% of Total Investments)

85	Avaya Inc., 144A	7.000%	4/01/19	B2	63,963
2,085	Avaya Inc., 144A	10.500%	3/01/21	Caa2	562,950
2,170	Total Communications Equipment				626,913

	Containers & Packaging – 0.1% (0.1% of Total Investments)

209	Reynolds Group	9.875%	8/15/19	CCC+	214,747

	Diversified Telecommunication Services – 3.2% (2.1% of Total Investments)

1,600	Frontier Communications Corporation	8.875%	9/15/20	BB	1,719,504
1,210	Frontier Communications Corporation	6.250%	9/15/21	BB	1,176,725
750	Frontier Communications Corporation	6.875%	1/15/25	BB	657,743
215	IntelSat Limited	6.750%	6/01/18	CC	132,225
1,800	IntelSat Limited	7.750%	6/01/21	CC	414,000
1,750	IntelSat Limited	8.125%	6/01/23	CC	406,875
1,000	Neptune Finco Corporation, 144A	10.125%	1/15/23	B+	1,146,250
8,325	Total Diversified Telecommunication Services				5,653,322

	Health Care Equipment & Supplies – 3.0% (1.9% of Total Investments)

2,700	Kinetic Concepts	10.500%	11/01/18	B–	2,757,375
2,660	Tenet Healthcare Corporation	6.750%	6/15/23	B–	2,560,250
5,360	Total Health Care Equipment & Supplies				5,317,625

	Health Care Providers & Services – 1.2% (0.7% of Total Investments)

1,350	Iasis Healthcare Capital Corporation	8.375%	5/15/19	CCC+	1,296,000
750	Select Medical Corporation	6.375%	6/01/21	B–	742,035
2,100	Total Health Care Providers & Services				2,038,035

	Media – 3.8% (2.4% of Total Investments)

100	Charter Communications Operating LLC/ Charter Communications Operating Capital Corporation, 144A	3.579%	7/23/20	BBB	105,258
3,585	Clear Channel Communications, Inc.	9.000%	12/15/19	Caa1	2,894,887
3,183	Clear Channel Communications, Inc.	14.000%	2/01/21	CC	1,344,662
1,000	Clear Channel Communications, Inc.	9.000%	3/01/21	Caa1	747,500
1,000	Dish DBS Corporation	5.875%	11/15/24	Ba3	965,000
600	Expo Event Transco Inc., 144A	9.000%	6/15/21	B–	616,500
9,468	Total Media				6,673,807

	Oil, Gas & Consumable Fuels – 0.6% (0.4% of Total Investments)

400	Denbury Resources Inc.	6.375%	8/15/21	CCC+	266,000
1,000	FTS International Inc., 144A	8.134%	6/15/20	B1	809,569
1,400	Total Oil, Gas & Consumable Fuels				1,075,569

	Semiconductors & Semiconductor Equipment – 0.2% (0.2% of Total Investments)

250	Advanced Micro Devices, Inc.	7.750%	8/01/20	CCC	246,875
166	Advanced Micro Devices, Inc.	7.500%	8/15/22	CCC	160,605
416	Total Semiconductors & Semiconductor Equipment				407,480

66	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Software – 0.5% (0.3% of Total Investments)

$580	BMC Software Finance Inc., 144A	8.125%	7/15/21	CCC+	$472,700
450	Boxer Parent Company Inc./BMC Software, 144A	9.000%	10/15/19	CCC+	380,250
1,030	Total Software				852,950

	Wireless Telecommunication Services – 2.4% (1.5% of Total Investments)

2,750	Sprint Corporation	7.875%	9/15/23	B+	2,511,107
250	Sprint Corporation	7.125%	6/15/24	B+	222,500
1,250	T-Mobile USA Inc.	6.250%	4/01/21	BB	1,307,813
75	T-Mobile USA Inc.	6.731%	4/28/22	BB	78,562
75	T-Mobile USA Inc.	6.836%	4/28/23	BB	80,063
4,400	Total Wireless Telecommunication Services				4,200,045
$36,928	Total Corporate Bonds (cost $34,540,400)				29,059,243
	Total Long-Term Investments (cost $282,702,857)				270,109,686

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 4.3% (2.7% of Total Investments)

	REPURCHASE AGREEMENTS – 4.3% (2.7% of Total Investments)

$7,551	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/29/16, repurchase price $7,550,730, collateralized by $7,075,000 U.S. Treasury Notes, 2.500%, due 8/15/23, value $7,702,906	0.030%	8/01/16		$7,550,711
	Total Short-Term Investments (cost $7,550,711)				7,550,711
	Total Investments (cost $290,253,568) – 157.3%				277,660,397
	Borrowings – (36.3)% (8), (9)				(64,000,000)
	Term Preferred Shares, at Liquidation Preference – (19.8)% (10)				(35,000,000)
	Other Assets Less Liabilities – (1.2)% (11)				(2,129,854)
	Net Assets Applicable to Common Shares – 100%				$176,530,543

Investments in Derivatives as of July 31, 2016

Interest Rate Swaps

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)		Fixed Rate Payment Frequency	Termination Date		Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services LLC	$17,500,000	Receive	1-Month USD-LIBOR-ICE	1.659%		Monthly	9/15/18		$(371,936)
Morgan Stanley Capital Services LLC	35,000,000	Pay	1-Month USD-LIBOR-ICE	1.500	(12)	Monthly	11/1/20	(13)	383,024	(14)
	$52,500,000								$11,088

Credit Default Swaps

Counterparty	Referenced Entity	Buy/Sell Protection (15)	Current Credit Spread (16)	Notional Amount	Fixed Rate (Annualized)	Termination Date	Value	Unrealized Appreciation (Depreciation)
Citibank, National Association	Darden Restaurants, Inc.	Buy	0.95%	$2,000,000	1.000%	6/20/21	$(20,901)	$(15,952)
Goldman Sachs Bank USA	Barrick Gold Corporation	Buy	1.91%	2,000,000	1.000	6/20/21	16,778	(64,316)
JPMorgan Chase Bank, N.A.	Avon Products	Buy	9.30%	500,000	5.000	6/20/21	41,557	(31,186)
JPMorgan Chase Bank, N.A.	Newmont Mining Corporation	Buy	1.47%	2,000,000	1.000	6/20/21	(4,450)	(47,171)
				$6,500,000			$32,984	$(158,625)

NUVEEN	67

JSD	Nuveen Short Duration Credit Opportunities Fund
	Portfolio of Investments (continued)	July 31, 2016

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(5)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(6)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(7)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)	Borrowings as a percentage of Total Investments is 23.0%.

(9)	The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(10)	Term Preferred Shares, at Liquidation Preference as a percentage of Total Investments is 12.6%.

(11)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(12)	Effective November 1, 2017, the fixed rate paid by the Fund will increase according to a predetermined scheduled as specified in the swap contract. Additionally, this fixed rate increase will continue to occur every six months on specific dates through the swap contract’s termination date.

(13)	This interest rate swap has an optional early termination date beginning on November 1, 2018 and monthly thereafter through the termination date as specified in the swap contract.

(14)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(15)	The Fund entered into the credit default swap to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning that referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(16)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of a higher likelihood of performance by the seller of protection.

(DD1)	Portion of investment purchased on a delayed delivery basis.

(WI/DD)	Purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

TBD	Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

USD-LIBOR-ICE	United States Dollar – London Inter-Bank Offered Rate – Intercontinental Exchange.

See accompanying notes to financial statements.

68	NUVEEN

JQC

Nuveen Credit Strategies Income Fund
Portfolio of Investments	July 31, 2016

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 151.1% (94.8% of Total Investments)

	VARIABLE RATE SENIOR LOAN INTERESTS – 119.0% (74.7% of Total Investments) (4)

	Aerospace & Defense – 0.3% (0.2% of Total Investments)

$4,269	B/E Aerospace, Inc., Term Loan B, First Lien	3.750%	12/16/21	BB+	$4,314,082

	Airlines – 0.6% (0.4% of Total Investments)

7,277	American Airlines, Inc., Term Loan B, First Lien	3.250%	6/29/20	BB+	7,264,510

	Automobiles – 2.6% (1.6% of Total Investments)

2,641	Chrysler Group LLC, Term Loan B	3.500%	5/24/17	BBB–	2,649,254
12,356	Chrysler Group LLC, Tranche B, Term Loan	3.250%	12/31/18	BBB–	12,376,575
15,795	Formula One Group, Term Loan, First Lien	4.750%	7/30/21	B	15,667,116
2,000	Formula One Group, Term Loan, Second Lien	7.750%	7/29/22	CCC+	1,971,666
32,792	Total Automobiles				32,664,611

	Capital Markets – 1.0% (0.7% of Total Investments)

12,869	RPI Finance Trust, Term Loan B4	3.500%	11/09/20	Baa2	12,925,650

	Chemicals – 5.6% (3.5% of Total Investments)

13,859	US Coatings Acquisition, Term Loan B	3.750%	2/01/20	BB+	13,917,150
16,892	Ineos US Finance LLC, Cash Dollar, Term Loan	3.750%	5/04/18	BB–	16,894,858
5,358	Ineos US Finance LLC, Term Loan B, First Lien	4.250%	3/31/22	BB–	5,360,177
34,155	Univar, Inc., Term Loan B, First Lien	4.250%	7/01/22	BB–	34,159,658
70,264	Total Chemicals				70,331,843

	Commercial Services & Supplies – 1.8% (1.1% of Total Investments)

14,364	ADS Waste Holdings, Inc., Initial Term Loan, Tranche B2, (DD1)	3.750%	10/09/19	B+	14,352,671
8,000	West Corporation, Term Loan B12	3.750%	6/17/23	BB	8,011,000
22,364	Total Commercial Services & Supplies				22,363,671

	Communications Equipment – 1.6% (1.0% of Total Investments)

3,296	Avaya, Inc., Term Loan B3	5.243%	10/26/17	B2	2,757,994
374	Avaya, Inc., Term Loan B7	6.250%	5/29/20	B2	282,276
1,882	Commscope, Inc., Term Loan B, First Lien	3.750%	12/29/22	Ba1	1,891,905
14,668	Telesat Canada Inc., Term Loan B	3.500%	3/28/19	BB	14,665,858
20,220	Total Communications Equipment				19,598,033

	Consumer Finance – 4.1% (2.6% of Total Investments)

30,173	First Data Corporation, Term Loan B	4.238%	7/08/22	BB	30,314,364
21,000	First Data Corporation, Term Loan B, First Lien	4.488%	3/24/21	BB	21,121,765
51,173	Total Consumer Finance				51,436,129

	Containers & Packaging – 1.3% (0.8% of Total Investments)

1,805	Berry Plastics Holding Corporation, Term Loan H	3.750%	10/01/22	BB	1,813,171
14,748	Reynolds Group Holdings, Inc., Term Loan, First Lien, (WI/DD)	TBD	TBD	B+	14,787,890
16,553	Total Containers & Packaging				16,601,061

	Diversified Consumer Services – 4.0% (2.5% of Total Investments)

6,956	Cengage Learning Acquisitions, Inc., Term Loan B	5.250%	6/07/23	BB–	6,951,553
25,879	Hilton Hotels Corporation, Term Loan B2	3.500%	10/25/20	BBB	25,976,130
539	Laureate Education, Inc., Term Loan B	5.000%	6/15/18	B–	527,415
17,057	ServiceMaster Company, Term Loan	4.250%	7/01/21	BB	17,150,090
50,431	Total Diversified Consumer Services				50,605,188

NUVEEN	69

JQC	Nuveen Credit Strategies Income Fund
	Portfolio of Investments (continued)	July 31, 2016

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Diversified Financial Services – 0.4% (0.2% of Total Investments)

$4,788	MGM Growth Properties, Term Loan B	4.000%	4/25/23	BB	$4,828,401

	Diversified Telecommunication Services – 5.2% (3.2% of Total Investments)

7,382	Level 3 Financing, Inc., Term Loan B2	3.500%	5/31/22	BB+	7,420,877
16,305	WideOpenWest Finance LLC, Term Loan B	4.500%	4/01/19	Ba3	16,354,266
15,161	Ziggo N.V., Term Loan B1	3.652%	1/15/22	BB–	15,113,898
9,770	Ziggo N.V., Term Loan B2	3.656%	1/15/22	BB–	9,739,681
16,069	Ziggo N.V., Term Loan B3, Delayed Draw	3.701%	1/15/22	BB–	16,018,297
64,687	Total Diversified Telecommunication Services				64,647,019

	Electric Utilities – 0.2% (0.2% of Total Investments)

2,443	Texas Competitive Electric Holdings LLC, DIP Term Loan B, First Lien, (WI/DD)	TBD	TBD	BB–	2,454,309
557	Texas Competitive Electric Holdings LLC, DIP Term Loan C, First Lien, (WI/DD)	TBD	TBD	BB–	559,755
3,000	Total Electric Utilities				3,014,064

	Electronic Equipment, Instruments & Components – 0.4% (0.2% of Total Investments)

4,811	Zebra Technologies Corporation, Term Loan B	4.000%	10/27/21	BB+	4,842,556

	Energy Equipment & Services – 0.2% (0.1% of Total Investments)

5,979	Drill Rigs Holdings, Inc., Tranche B1, Term Loan	6.000%	3/31/21	CCC+	2,197,322

	Food & Staples Retailing – 4.9% (3.1% of Total Investments)

25,264	Albertson’s LLC, Repriced Term Loan B4	4.500%	8/25/21	BB	25,403,801
14,764	Albertson’s LLC, Term Loan B6	4.750%	6/22/23	BB	14,863,588
12,403	BJ’s Wholesale Club, Inc., Replacement Loan, First Lien	4.500%	9/26/19	B–	12,396,514
7,464	BJ’s Wholesale Club, Inc., Replacement Loan, Second Lien	8.500%	3/26/20	CCC	7,424,625
1,808	Supervalu, Inc., New Term Loan	5.500%	3/21/19	BB	1,809,227
61,703	Total Food & Staples Retailing				61,897,755

	Food Products – 4.4% (2.7% of Total Investments)

9,847	Jacobs Douwe Egberts, Term Loan B	4.250%	7/02/22	BB	9,889,739
7,000	Keurig Green Mountain, Inc., Term Loan A, First Lien, (WI/DD)	TBD	TBD	BB	6,816,250
8,500	Keurig Green Mountain, Inc., Term Loan B, First Lien	5.250%	3/03/23	BB	8,576,075
29,395	US Foods, Inc., Term Loan B, (DD1)	4.000%	6/27/23	B+	29,578,233
54,742	Total Food Products				54,860,297

	Health Care Equipment & Supplies – 4.5% (2.9% of Total Investments)

15,434	Acelity, Term Loan F	5.000%	8/03/18	Ba3	15,481,949
9,818	ConvaTec Healthcare, Term Loan B	4.250%	6/15/20	Ba2	9,836,682
8,983	Onex Carestream Finance LP, Term Loan, First Lien	5.000%	6/07/19	B+	8,796,082
11,672	Onex Carestream Finance LP, Term Loan, Second Lien	9.500%	12/09/19	B–	11,321,565
11,587	Sterigenics International, Inc., Term Loan B	4.250%	5/16/22	B1	11,572,671
57,494	Total Health Care Equipment & Supplies				57,008,949

	Health Care Providers & Services – 6.1% (3.8% of Total Investments)

386	Community Health Systems, Inc., Term Loan F	3.924%	12/31/18	BB	383,236
7,510	Community Health Systems, Inc., Term Loan G	3.750%	12/31/19	BB	7,401,839
13,533	Community Health Systems, Inc., Term Loan H	4.000%	1/27/21	BB	13,383,435
11,065	Drumm Investors LLC, Term Loan	9.500%	5/04/18	B	10,875,690
11,873	Millennium Laboratories, Inc., Term Loan B, First Lien	7.500%	12/21/20	B–	8,430,033
18,500	MultiPlan, Inc., Term Loan B	5.000%	6/07/23	B+	18,690,790
8,254	National Mentor Holdings, Inc., Term Loan B	4.250%	1/31/21	B+	8,287,687
1,845	Quorum Health Corp., Term Loan B	6.750%	4/29/22	B1	1,859,215
7,101	U.S. Renal Care, Inc., Term Loan, First Lien	5.250%	12/30/22	B1	7,055,854
80,067	Total Health Care Providers & Services				76,367,779

70	NUVEEN

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Hotels, Restaurants & Leisure – 7.7% (4.8% of Total Investments)

$34,246	Burger King Corporation, Term Loan B	3.750%	12/10/21	Ba3	$34,424,624
1,546	CCM Merger, Inc., Term Loan B	4.500%	8/08/21	BB–	1,551,114
6,114	Landry’s Restaurants, Inc., Term Loan B	4.000%	4/24/18	BB–	6,132,547
17,620	Life Time Fitness, Inc., Term Loan B, (DD1)	4.250%	6/10/22	BB–	17,622,202
8,775	Scientific Games Corporation, Term Loan	6.000%	10/18/20	BB–	8,782,310
7,388	Scientific Games Corporation, Term Loan B2	6.000%	10/01/21	BB–	7,383,459
15,734	Station Casino LLC, Term Loan B	3.750%	6/08/23	BB	15,739,866
5,000	YUM Brands, Term Loan B, (WI/DD)	TBD	TBD	BBB–	5,026,565
96,423	Total Hotels, Restaurants & Leisure				96,662,687

	Household Durables – 1.0% (0.6% of Total Investments)

11,956	Serta Simmons Holdings LLC, Term Loan	4.250%	10/01/19	BB–	12,015,782

	Household Products – 0.9% (0.6% of Total Investments)

11,000	Revlon Consumer Products Corporation, Term Loan B, First Lien, (WI/DD)	TBD	TBD	Ba3	11,001,375

	Independent Power & Renewable Electricity Producers – 0.7% (0.5% of Total Investments)

9,000	Dynegy, Inc., Term Loan B	5.000%	6/27/23	BB	9,012,186

	Insurance – 0.9% (0.5% of Total Investments)

10,699	Hub International Holdings, Inc., Initial Term Loan	4.000%	10/02/20	Ba3	10,676,452

	Internet & Catalog Retail – 2.4% (1.5% of Total Investments)

29,569	Travelport LLC, Term Loan B	5.000%	9/02/21	B+	29,688,682

	Internet Software & Services – 3.2% (2.0% of Total Investments)

30,109	Sabre Inc., Term Loan	4.000%	2/19/19	Ba2	30,224,985
9,875	Tibco Software, Inc., Term Loan B	6.500%	12/04/20	B1	9,476,919
39,984	Total Internet Software & Services				39,701,904

	IT Services – 0.6% (0.4% of Total Investments)

5,000	Global Payments, Inc., Term Loan B, First Lien	3.996%	4/22/23	BBB–	5,051,040
2,603	Zayo Group LLC, Term Loan B	3.750%	5/06/21	Ba2	2,605,587
7,603	Total IT Services				7,656,627

	Leisure Products – 0.2% (0.1% of Total Investments)

2,338	Academy, Ltd., Term Loan B	5.000%	7/01/22	B	2,263,642

	Machinery – 0.4% (0.3% of Total Investments)

5,543	Rexnord LLC, Term Loan B	4.000%	8/21/20	BB–	5,538,846

	Media – 10.1% (6.3% of Total Investments)

3,586	Advantage Sales & Marketing, Inc., Term Loan, First Lien	4.250%	7/23/21	B1	3,574,470
2,950	Advantage Sales & Marketing, Inc., Term Loan, Second Lien	7.500%	7/25/22	CCC+	2,777,148
7,246	Acquisitions Cogeco Cable II L.P., Term Loan B	3.250%	11/30/19	BB	7,253,477
1,358	Clear Channel Communications, Inc., Term Loan E	7.996%	7/30/19	Caa1	1,052,285
1,235	Clear Channel Communications, Inc., Tranche D, Term Loan	7.246%	1/30/19	Caa1	962,825
31,597	Cumulus Media, Inc., Term Loan B	4.250%	12/23/20	B3	22,453,381
28,370	EMI Music Publishing LLC, Term Loan B3	4.000%	8/19/22	BB–	28,430,101
11,940	Numericable Group S.A., Term Loan	4.752%	2/10/23	B+	11,976,071
6,549	Springer Science & Business Media, Inc., Term Loan B9, First Lien	4.500%	8/14/20	B	6,358,406
31,821	Tribune Company, Term Loan B	3.750%	12/27/20	BB+	31,960,370
4,234	Univision Communications, Inc., Replacement Term Loan, First Lien	4.000%	3/01/20	B+	4,238,009
5,190	Virgin Media Investment Holdings, Term Loan F, First Lien	3.649%	6/30/23	BB+	5,174,360
136,076	Total Media				126,210,903

	Metals & Mining – 1.1% (0.8% of Total Investments)

15,922	Fortescue Metals Group, Ltd., Term Loan B, First Lien, (DD1)	4.250%	6/30/19	BBB–	15,627,658

NUVEEN	71

JQC	Nuveen Credit Strategies Income Fund
	Portfolio of Investments (continued)	July 31, 2016

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Multiline Retail – 1.0% (0.6% of Total Investments)

$6,982	Belk, Inc., Term Loan B, First Lien	5.750%	12/12/22	B+	$6,158,565
3,462	Dollar Tree, Inc., Term Loan B1	3.500%	7/06/22	BBB	3,482,500
2,840	Dollar Tree, Inc., Term Loan B2	4.250%	7/06/22	BBB	2,852,851
13,284	Total Multiline Retail				12,493,916

	Oil, Gas & Consumable Fuels – 1.1% (0.7% of Total Investments)

1,128	Crestwood Holdings LLC, Term Loan B	9.000%	6/19/19	B3	1,012,053
4,886	Fieldwood Energy LLC, Term Loan, First Lien	8.000%	8/31/20	B–	4,104,345
3,320	Fieldwood Energy LLC, Term Loan, Second Lien, (DD1)	8.375%	9/30/20	CCC–	1,104,050
9,130	Fieldwood Energy LLC, Term Loan, Second Lien	8.375%	9/30/20	N/R	5,478,098
4,556	Harvey Gulf International Marine, Inc., Term Loan B	5.500%	6/18/20	CCC+	2,676,363
23,020	Total Oil, Gas & Consumable Fuels				14,374,909

	Pharmaceuticals – 4.5% (2.8% of Total Investments)

468	Endo Health Solutions, Inc., Term Loan B	3.750%	9/26/22	BB	464,021
35,931	Pharmaceutical Product Development, Inc., Term Loan B, First Lien	4.250%	8/18/22	B1	35,966,775
10,631	Valeant Pharmaceuticals International, Inc., Term Loan E	4.750%	8/05/20	Ba2	10,513,389
2,197	Valeant Pharmaceuticals International, Inc., Term Loan F	5.000%	4/01/22	Ba2	2,183,592
7,015	Valeant Pharmaceuticals International, Inc., Tranche B, Term Loan C2	4.750%	12/11/19	Ba2	6,949,327
56,242	Total Pharmaceuticals				56,077,104

	Professional Services – 0.1% (0.1% of Total Investments)

910	Ceridian Corporation, Term Loan B2	4.500%	9/15/20	Ba3	879,229

	Real Estate Investment Trust – 2.8% (1.7% of Total Investments)

20,730	Communications Sales & Leasing, Inc., Term Loan B, First Lien	5.000%	10/24/22	BB+	20,752,830
10,597	Realogy Corporation, Term Loan B, First Lien	3.750%	7/14/22	BB+	10,658,801
4,161	Walter Investment Management Corporation, Tranche B, Term Loan, First Lien	4.750%	12/18/20	B+	3,425,587
35,488	Total Real Estate Investment Trust				34,837,218

	Real Estate Management & Development – 1.1% (0.8% of Total Investments)

15,571	Capital Automotive LP, Term Loan, Tranche B1, (8)	4.000%	4/10/19	Ba2	15,635,391

	Semiconductors & Semiconductor Equipment – 5.2% (3.3% of Total Investments)

42,072	Avago Technologies, Term Loan B, First Lien	4.250%	2/01/23	BBB	42,221,135
4,351	Microsemi Corporation, Term Loan B, First Lien	3.750%	1/15/23	BB	4,385,172
5,732	NXP Semiconductor LLC, Term Loan B, First Lien	3.750%	12/07/20	Baa2	5,777,585
13,250	On Semiconductor Corp., Term Loan B, First Lien	5.250%	3/31/23	Ba1	13,415,625
65,405	Total Semiconductors & Semiconductor Equipment				65,799,517

	Software – 14.9% (9.3% of Total Investments)

4,092	Blackboard, Inc., Term Loan B3	4.750%	10/04/18	B+	3,994,732
31,608	BMC Software, Inc., Initial Term Loan	5.000%	9/10/20	B1	29,079,133
10,670	Compuware Corporation, Tranche B2, Term Loan, First Lien	6.250%	12/15/21	B	10,260,582
28,162	Ellucian, Term Loan B, First Lien	4.750%	9/30/22	B2	28,225,673
16,763	Emdeon Business Services LLC, Term Loan B2	3.750%	11/02/18	Ba3	16,802,657
23,910	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan B5, (8)	3.750%	6/03/20	BB	23,685,376
6,451	Informatica Corp.,Term Loan B	4.500%	8/05/22	B	6,369,455
18,169	Kronos Incorporated, Initial Term Loan, Second Lien	9.750%	4/30/20	CCC	18,593,277
9,003	Micro Focus International PLC, Term Loan B	4.500%	11/20/21	BB–	9,002,978
1,444	Micro Focus International PLC, Term Loan C	4.502%	11/20/19	BB–	1,449,164
15,000	Misys PLC, Term Loan, Second Lien	12.000%	6/12/19	CCC+	15,675,000
12,094	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B1	4.000%	7/08/22	BB	12,175,379
1,567	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B2	4.000%	7/08/22	BB	1,577,466
10,000	Uber Technologies, Inc., Term Loan B, First Lien, (DD1)	5.000%	7/07/23	N/R	9,991,670
188,933	Total Software				186,882,542

72	NUVEEN

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Specialty Retail – 4.7% (3.0% of Total Investments)

$7,447	Burlington Coat Factory Warehouse Corporation, Term Loan B4, (WI/DD)	TBD	TBD	BB	$7,455,975
1,643	Jo-Ann Stores, Inc., Term Loan, First Lien	4.000%	3/16/18	Ba3	1,635,797
2,826	Michaels Stores, Inc. Term Loan, First Lien	3.750%	1/28/20	BB	2,838,368
7,567	Petco Animal Supplies, Inc., Term Loan B1	5.000%	1/26/23	B1	7,610,832
39,231	Petsmart, Inc., Term Loan B	4.250%	3/11/22	BB–	39,346,902
58,714	Total Specialty Retail				58,887,874

	Technology Hardware, Storage & Peripherals – 3.6% (2.2% of Total Investments)

33,422	Dell International LLC, Term Loan B, (WI/DD)	TBD	TBD	BBB–	33,467,552
11,000	Western Digital Inc., Term Loan B, First Lien	6.250%	4/29/23	BBB–	11,129,250
44,422	Total Technology Hardware, Storage & Peripherals				44,596,802

	Trading Companies & Distributors – 1.4% (0.9% of Total Investments)

16,995	HD Supply, Inc., Term Loan B	3.750%	8/13/21	BB	17,080,224

	Wireless Telecommunication Services – 0.2% (0.1% of Total Investments)

2,686	T-Mobile USA, Term Loan B	3.500%	11/09/22	BBB–	2,706,230
$1,523,266	Total Variable Rate Senior Loan Interests (cost $1,521,487,574)				1,494,076,620

Shares	Description (1)				Value

	COMMON STOCKS – 1.0% (0.6% of Total Investments)

	Diversified Consumer Services – 0.7% (0.5% of Total Investments)

403,318	Cengage Learning Holdings II LP, (5), (6)				$9,276,314

	Energy Equipment & Services – 0.1% (0.0% of Total Investments)

10,935	Vantage Drill International, (5), (6)				956,813

	Health Care Providers & Services – 0.1% (0.0% of Total Investments)

348,604	Millennium Health LLC, (6)				522,906

	Media – 0.1% (0.1% of Total Investments)

51,720	Affinion Group Holdings, Inc., (5), (6)				400,831
2,174	Cumulus Media, Inc., (6)				831
22,352	Tribune Media Company				828,142
17,988	Tribune Media Company, (7)				—
5,588	tronc, Inc., (6)				83,764
	Total Media				1,313,568
	Total Common Stocks (cost $26,732,959)				12,069,601

Shares	Description (1), (9)				Value

	EXCHANGE-TRADED FUNDS – 5.4% (3.4% of Total Investments)

2,147,351	PowerShares Senior Loan Portfolio				$49,818,543
663,865	SPDR Barclays Short Term High Yield Bond ETF				18,017,296
	Total Exchange-Traded Funds (cost $67,597,766)				67,835,839

Shares	Description (1)	Coupon		Ratings (3)	Value

	CONVERTIBLE PREFERRED SECURITIES – 0.7% (0.4% of Total Investments)

	Commercial Services & Supplies – 0.4% (0.2% of Total Investments)

60,200	Stericycle, Inc.	5.250%		N/R	$4,490,318

NUVEEN	73

JQC	Nuveen Credit Strategies Income Fund
	Portfolio of Investments (continued)	July 31, 2016

Shares	Description (1)	Coupon		Ratings (3)	Value

	Pharmaceuticals – 0.3% (0.2% of Total Investments)

5,000	Allergan PLC	5.500%		N/R	$4,481,700
	Total Convertible Preferred Securities (cost $10,299,331)				8,972,018

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 25.0% (15.7% of Total Investments)

	Commercial Services & Supplies – 0.3% (0.1% of Total Investments)

$3,900	NES Rental Holdings Inc., 144A	7.875%	5/01/18	B–	$3,802,500

	Communications Equipment – 2.1% (1.3% of Total Investments)

19,375	Avaya Inc., 144A, (8)	7.000%	4/01/19	B2	14,579,687
9,250	Avaya Inc., 144A	10.500%	3/01/21	Caa2	2,497,500
8,510	CommScope Technologies Finance LLC, 144A, (8)	6.000%	6/15/25	B1	8,978,050
37,135	Total Communications Equipment				26,055,237

	Diversified Telecommunication Services – 2.1% (1.3% of Total Investments)

3,125	CenturyLink Inc.	6.450%	6/15/21	BB+	3,335,938
10,000	Frontier Communications Corporation, (8)	6.250%	9/15/21	BB	9,725,000
6,000	Frontier Communications Corporation, (8)	6.875%	1/15/25	BB	5,261,940
11,800	IntelSat Limited	7.750%	6/01/21	CC	2,714,000
23,355	IntelSat Limited	8.125%	6/01/23	CC	5,430,037
54,280	Total Diversified Telecommunication Services				26,466,915

	Food & Staples Retailing – 0.1% (0.1% of Total Investments)

1,000	Rite Aid Corporation, 144A	6.125%	4/01/23	B	1,061,250

	Health Care Equipment & Supplies – 1.7% (1.1% of Total Investments)

15,460	Tenet Healthcare Corporation, (8)	8.125%	4/01/22	B–	15,962,450
5,600	Tenet Healthcare Corporation, (8)	6.750%	6/15/23	B–	5,390,000
21,060	Total Health Care Equipment & Supplies				21,352,450

	Health Care Providers & Services – 1.7% (1.1% of Total Investments)

10,000	Community Health Systems, Inc., (8)	6.875%	2/01/22	B+	8,600,000
12,500	DJO Finco Inc. / DJO Finance LLC / DJO Finance Corporation, 144A, (8)	8.125%	6/15/21	CCC+	11,375,000
1,000	MPH Acquisition Holdings LLC, 144A	7.125%	6/01/24	B–	1,067,500
23,500	Total Health Care Providers & Services				21,042,500

	Hotels, Restaurants & Leisure – 1.7% (1.1% of Total Investments)

4,250	Scientific Games Corporation, 144A	7.000%	1/01/22	BB–	4,420,000
18,750	Scientific Games International Inc.	10.000%	12/01/22	B	16,664,062
23,000	Total Hotels, Restaurants & Leisure				21,084,062

	Media – 3.6% (2.2% of Total Investments)

592	Affinion International Holdings Co, 144A	7.500%	7/30/18	B–	512,509
2,860	Altice US Finance I Corporation, 144A	5.375%	7/15/23	BB–	2,952,950
4,000	CCO Holdings LLC Finance Corporation, 144A, (8)	5.125%	5/01/23	BB+	4,135,000
10,609	Clear Channel Communications, Inc., (8)	9.000%	12/15/19	Caa1	8,566,767
40,609	Clear Channel Communications, Inc.	14.000%	2/01/21	CC	17,157,417
300	Clear Channel Communications, Inc.	9.000%	3/01/21	Caa1	224,250
6,000	Dish DBS Corporation, 144A	7.750%	7/01/26	Ba3	6,221,250
5,000	Dish DBS Corporation	5.125%	5/01/20	Ba3	5,118,750
69,970	Total Media				44,888,893

	Multiline Retail – 0.6% (0.4% of Total Investments)

7,375	Dollar Tree, Inc.	5.750%	3/01/23	BB–	7,946,563

74	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Pharmaceuticals – 0.4% (0.2% of Total Investments)

$4,850	Concordia Healthcare Corporation, 144A	9.500%	10/21/22	CCC+	$4,425,625

	Real Estate Investment Trust – 1.1% (0.7% of Total Investments)

13,950	Communications Sales & Leasing Inc., (8)	8.250%	10/15/23	BB–	14,246,438

	Semiconductors & Semiconductor Equipment – 1.5% (1.0% of Total Investments)

5,000	Advanced Micro Devices, Inc.	7.500%	8/15/22	CCC	4,837,500
9,000	Advanced Micro Devices, Inc., (8)	7.000%	7/01/24	CCC	8,257,500
5,625	Micron Technology, Inc., 144A	7.500%	9/15/23	Baa2	6,150,600
19,625	Total Semiconductors & Semiconductor Equipment				19,245,600

	Software – 0.5% (0.3% of Total Investments)

2,830	Balboa Merger Sub Inc., 144A	11.375%	12/01/21	CCC	2,440,875
5,000	BMC Software Finance Inc., 144A	8.125%	7/15/21	CCC+	4,075,000
7,830	Total Software				6,515,875

	Specialty Retail – 0.4% (0.3% of Total Investments)

9,500	Claires Stores, Inc., 144A, (8)	9.000%	3/15/19	Caa2	5,225,000

	Technology Hardware, Storage & Peripherals – 1.4% (0.9% of Total Investments)

5,000	Diamond 1 Finance Corporation / Diamond 2 Finance Corporation, 144A	5.875%	6/15/21	BB+	5,226,895
5,000	Diamond 1 Finance Corporation / Diamond 2 Finance Corporation, 144A	7.125%	6/15/24	BB+	5,381,075
7,000	Diamond 1 Finance Corporation / Diamond 2 Finance Corporation, 144A	6.020%	6/15/26	BBB–	7,510,013
17,000	Total Technology Hardware, Storage & Peripherals				18,117,983

	Wireless Telecommunication Services – 5.8% (3.6% of Total Investments)

7,000	Altice Financing SA, 144A, (8)	6.625%	2/15/23	BB–	7,013,160
1,000	Hughes Satellite Systems Corporation, 144A	6.625%	8/01/26	BB–	992,500
6,000	Hughes Satellite Systems Corporation, 144A	5.250%	8/01/26	BB+	5,985,000
12,000	Sprint Communications Inc.	7.000%	8/15/20	B+	11,397,600
2,500	Sprint Corporation	7.250%	9/15/21	B+	2,332,825
29,000	Sprint Corporation, (8)	7.875%	9/15/23	B+	26,480,770
5,000	T-Mobile USA Inc., (8)	6.250%	4/01/21	BB	5,231,250
12,000	T-Mobile USA Inc., (8)	6.375%	3/01/25	BB	12,840,000
74,500	Total Wireless Telecommunication Services				72,273,105
$388,475	Total Corporate Bonds (cost $380,379,184)				313,749,996
	Total Long-Term Investments (cost $2,006,496,814)				1,896,704,074

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 8.3% (5.2% of Total Investments)

	REPURCHASE AGREEMENTS – 8.3% (5.2% of Total Investments)

$104,538	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/29/16, repurchase price $104,538,215, collateralized by $97,940,000 U.S. Treasury Notes, 2.500%, due 8/15/23, value $106,632,175	0.030%	8/01/16		$104,537,954
	Total Short-Term Investments (cost $104,537,954)				104,537,954
	Total Investments (cost $2,111,034,768) – 159.4%				2,001,242,028
	Borrowings – (44.7)% (10), (11)				(561,000,000)
	Reverse Repurchase Agreements – (11.5)% (12)				(145,229,113)
	Other Assets Less Liabilities – (3.2)% (13)				(39,759,162)
	Net Assets Applicable to Common Shares – 100%				$1,255,253,753

NUVEEN	75

JQC	Nuveen Credit Strategies Income Fund
	Portfolio of Investments (continued)	July 31, 2016

Investments in Derivatives as of July 31, 2016

Credit Default Swaps

Counterparty	Referenced Entity	Buy/Sell Protection (14)	Current Credit Spread (15)	Notional Amount	Fixed Rate (Annualized)	Termination Date	Value	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services LLC*	CDX.NA.HY.26	Sell	0.47%	$20,000,000	5.000%	6/20/21	$957,527	$75,448	$454,325
*	Morgan Stanley Capital Services LLC is also the clearing broker for this transaction.

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(5)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(6)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(7)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in reverse repurchase agreements.

(9)	A copy of the most recent financial statements for these exchange-traded funds can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(10)	Borrowings as a percentage of Total Investments is 28.0%.

(11)	The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives or reverse repurchase agreements, when applicable) in the Portfolio of Investments as collateral for borrowings.

(12)	Reverse Repurchase Agreements as a percentage of Total Investments is 7.3%.

(13)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(14)	The Fund entered into the credit default swap to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning that referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(15)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of a higher likelihood of performance by the seller of protection.

(DD1)	Portion of investment purchased on a delayed delivery basis.

(WI/DD)	Purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

TBD	Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

See accompanying notes to financial statements.

76	NUVEEN

Statement of Assets and Liabilities	July 31, 2016

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)	Credit Strategies Income (JQC)
Assets
Long-term investments, at value (cost $422,814,593, $1,015,915,551, $704,748,964, $282,702,857 and $2,006,496,814, respectively)	$396,932,537	$956,367,823	$662,228,090	$270,109,686	$1,896,704,074
Short-term investments, at value (cost approximates value)	15,887,007	31,702,838	24,416,875	7,550,711	104,537,954
Cash collateral at brokers(1)	—	—	—	—	649,995
Cash denominated in foreign currencies (cost $7,628, $19,422, $12,975, $— and $—, respectively)	7,536	19,188	12,818	—	—
Credit default swaps premiums paid	—	—	—	196,558	503,202
Unrealized appreciation on interest rate swaps, net	—	—	—	11,088	—
Receivable for:
Interest	3,145,522	7,124,902	5,545,847	1,999,300	16,171,018
Investments sold	10,587,689	26,000,435	15,136,398	8,515,502	60,553,944
Reclaims	—	—	—	—	34,845
Variation margin on swaps	—	—	—	—	75,448
Deferred offering costs	86,870	189,225	135,730	821,449	—
Other assets	187,677	386,185	244,659	22,062	333,368
Total assets	426,834,838	1,021,790,596	707,720,417	289,226,356	2,079,563,848
Liabilities
Borrowings	101,000,000	240,800,000	166,800,000	64,000,000	561,000,000
Reverse repurchase agreements (including accrued interest)	—	—	—	—	145,229,113
Credit default swaps premiums received	—	—	—	4,949	—
Unrealized depreciation on credit default swaps	—	—	—	158,625	—
Payable for:
Dividends	1,362,123	3,366,114	2,460,044	906,049	6,911,168
Investments purchased	17,688,256	41,541,297	27,205,929	12,223,314	108,303,150
Term Preferred Shares (“Term Preferred”), at liquidation preference	—	—	—	35,000,000	—
Variable Rate Term Preferred (“VRTP”) Shares, at liquidation preference	45,000,000	108,000,000	75,000,000	—	—
Accrued expenses:
Interest	136,450	320,615	226,582	127,974	886,181
Management fees	278,037	654,976	457,609	188,211	1,329,898
Trustees fees	63,583	115,775	72,753	11,425	317,902
Other	235,075	365,090	308,671	75,266	332,683
Total liabilities	165,763,524	395,163,867	272,531,588	112,695,813	824,310,095
Net assets applicable to common shares	$261,071,314	$626,626,729	$435,188,829	$176,530,543	$1,255,253,753
Common shares outstanding	38,621,872	55,169,216	38,478,782	10,095,286	135,766,990
Net asset value (“NAV”) per common share outstanding	$6.76	$11.36	$11.31	$17.49	$9.25
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$386,219	$551,692	$384,788	$100,953	$1,357,670
Paid-in surplus	324,463,130	765,737,345	526,376,739	192,244,418	1,685,676,692
Undistributed (Over-distribution of) net investment income	1,135,413	(275,469)	406,098	(527,708)	(729,773)
Accumulated net realized gain (loss)	(39,031,300)	(79,838,877)	(49,457,765)	(2,546,412)	(321,713,398)
Net unrealized appreciation (depreciation)	(25,882,148)	(59,547,962)	(42,521,031)	(12,740,708)	(109,337,438)
Net assets applicable to common shares	$261,071,314	$626,626,729	$435,188,829	$176,530,543	$1,255,253,753
Authorized shares:
Common	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

NUVEEN	77

Statement of Operations	Year Ended July 31, 2016

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)	Credit Strategies Income (JQC)
Investment Income
Interest and dividends (net of foreign tax withheld of $—, $—, $—,$— and $49,026, respectively)	$23,480,784	$54,032,224	$39,386,429	$15,889,974	$106,183,052
Fees	529,972	1,124,334	744,167	319,187	2,043,776
Total investment income	24,010,756	55,156,558	40,130,596	16,209,161	108,226,828
Expenses
Management fees	3,331,690	7,858,476	5,504,011	2,197,363	15,974,811
Interest expense and amortization of offering costs	2,773,839	6,606,147	4,613,499	1,427,796	12,475,890
Custodian fees	140,666	278,585	203,118	108,779	486,280
Trustees fees	11,557	28,058	19,476	7,969	59,805
Professional fees	82,146	109,456	94,934	91,554	395,561
Shareholder reporting expenses	23,773	72,835	70,195	32,421	215,131
Shareholder servicing agent fees	18,564	17,028	16,600	13,847	5,056
Stock exchange listing fees	12,366	17,660	12,318	7,889	43,535
Investor relations expenses	40,080	75,848	53,532	34,754	169,170
Other	41,588	52,556	47,572	24,210	41,879
Total expenses	6,476,269	15,116,649	10,635,255	3,946,582	29,867,118
Net investment income (loss)	17,534,487	40,039,909	29,495,341	12,262,579	78,359,710
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(1,495,922)	(2,197,879)	(2,403,022)	(2,399,349)	(19,197,503)
Swaps	—	—	—	(411,245)	115,868
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(15,170,917)	(34,129,400)	(26,311,460)	(8,940,636)	(63,796,853)
Swaps	—	—	—	50,691	454,325
Net realized and unrealized gain (loss)	(16,666,839)	(36,327,279)	(28,714,482)	(11,700,539)	(82,424,163)
Net increase (decrease) in net assets applicable to common shares from operations	$867,648	$3,712,630	$780,859	$562,040	$(4,064,453)

See accompanying notes to financial statements.

78	NUVEEN

Statement of Changes in Net Assets

	Senior Income (NSL)		Floating Rate Income (JFR)
	Year Ended 7/31/16	Year Ended 7/31/15	Year Ended 7/31/16	Year Ended 7/31/15
Operations
Net investment income (loss)	$17,534,487	$17,200,574	$40,039,909	$41,166,584
Net realized gain (loss) from:
Investments and foreign currency	(1,495,922)	(370,349)	(2,197,879)	1,075,483
Swaps	—	(607,114)	—	(1,623,403)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(15,170,917)	(14,108,045)	(34,129,400)	(34,151,330)
Swaps	—	550,340	—	1,471,592
Net increase (decrease) in net assets applicable to common shares from operations	867,648	2,665,406	3,712,630	7,938,926
Distributions to Common Shareholders
From net investment income	(16,299,305)	(16,223,287)	(39,887,343)	(39,721,836)
From accumulated net realized gains	—	—	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(16,299,305)	(16,223,287)	(39,887,343)	(39,721,836)
Capital Share Transactions
Cost of common shares repurchased and retired	(27,250)	—	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	(27,250)	—	—	—
Net increase (decrease) in net assets applicable to common shares	(15,458,907)	(13,557,881)	(36,174,713)	(31,782,910)
Net assets applicable to common shares at the beginning of period	276,530,221	290,088,102	662,801,442	694,584,352
Net assets applicable to common shares at the end of period	$261,071,314	$276,530,221	$626,626,729	$662,801,442
Undistributed (Over-distribution of) net investment income at the end of period	$1,135,413	$(342,112)	$(275,469)	$(1,108,914)

See accompanying notes to financial statements.

NUVEEN	79

Statement of Changes in Net Assets (continued)

	Floating Rate Income Opportunity (JRO)		Short Duration Credit Opportunities (JSD)
	Year Ended 7/31/16	Year Ended 7/31/15	Year Ended 7/31/16	Year Ended 7/31/15
Operations
Net investment income (loss)	$29,495,341	$30,408,679	$12,262,579	$12,327,386
Net realized gain (loss) from:
Investments and foreign currency	(2,403,022)	890,595	(2,399,349)	401,299
Swaps	—	(962,762)	(411,245)	(438,439)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(26,311,460)	(26,174,687)	(8,940,636)	(8,796,752)
Swaps	—	872,730	50,691	54,909
Net increase (decrease) in net assets applicable to common shares from operations	780,859	5,034,555	562,040	3,548,403
Distributions to Common Shareholders
From net investment income	(29,320,832)	(29,089,959)	(11,750,913)	(11,750,913)
From accumulated net realized gains	—	—	(311,944)	(379,583)
Decrease in net assets applicable to common shares from distributions to common shareholders	(29,320,832)	(29,089,959)	(12,062,857)	(12,130,496)
Capital Share Transactions
Cost of common shares repurchased and retired	—	—	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	—	—	—
Net increase (decrease) in net assets applicable to common shares	(28,539,973)	(24,055,404)	(11,500,817)	(8,582,093)
Net assets applicable to common shares at the beginning of period	463,728,802	487,784,206	188,031,360	196,613,453
Net assets applicable to common shares at the end of period	$435,188,829	$463,728,802	$176,530,543	$188,031,360
Undistributed (Over-distribution of) net investment income at the end of period	$406,098	$(282,189)	$(527,708)	$(899,188)

See accompanying notes to financial statements.

80	NUVEEN

	Credit Strategies Income (JQC)
	Year Ended 7/31/16	Year Ended 7/31/15
Operations
Net investment income (loss)	$78,359,710	$84,707,962
Net realized gain (loss) from:
Investments and foreign currency	(19,197,503)	22,176,347
Swaps	115,868	(3,031,192)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(63,796,853)	(81,354,562)
Swaps	454,325	2,744,568
Net increase (decrease) in net assets applicable to common shares from operations	(4,064,453)	25,243,123
Distributions to Common Shareholders
From net investment income	(83,158,181)	(75,543,576)
From accumulated net realized gains	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(83,158,181)	(75,543,576)
Capital Share Transactions
Cost of common shares repurchased and retired	(2,286,458)	(1,239,262)
Net increase (decrease) in net assets applicable to common shares from capital share transactions	(2,286,458)	(1,239,262)
Net increase (decrease) in net assets applicable to common shares	(89,509,092)	(51,539,715)
Net assets applicable to common shares at the beginning of period	1,344,762,845	1,396,302,560
Net assets applicable to common shares at the end of period	$1,255,253,753	$1,344,762,845
Undistributed (Over-distribution of) net investment income at the end of period	$(729,773)	$2,140,829

See accompanying notes to financial statements.

NUVEEN	81

Statement of Cash Flows	Year Ended July 31, 2016

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)	Credit Strategies Income (JQC)
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$867,648	$3,712,630	$780,859	$562,040	$(4,064,453)
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(119,477,501)	(253,885,863)	(182,804,758)	(108,352,339)	(861,055,362)
Proceeds from sales and maturities of investments	140,660,982	285,285,558	217,343,180	93,226,476	958,439,442
Proceeds from (Purchases of) short-term investments, net	23,392,317	67,241,064	37,384,279	8,306,294	(31,064,060)
Proceeds from (Payments for) swap contracts, net	—	—	—	(411,245)	115,868
Proceeds from (Payments for) cash denominated in foreign currencies, net	(5,823)	(14,825)	(9,904)	—	—
Proceeds from (Payments for) closed foreign currency spot contracts	236	601	401	—	54
Premiums received (paid) for credit default swaps	—	—	—	151,606	(503,202)
Payment-in-kind distributions	(151,073)	(333,282)	(260,170)	(62,901)	(820,658)
Taxes paid	—	—	(6,287)	—	—
Proceeds from litigation settlement	—	—	—	—	447,111
Amortization (Accretion) of premiums and discounts, net	(1,052,919)	(1,285,495)	(1,318,554)	(858,620)	645,354
Amortization of deferred offering costs	246,606	536,128	392,497	77,500	—
(Increase) Decrease in:
Cash collateral at brokers	—	—	—	650,000	(649,995)
Receivable for dividends	806	2,498	1,962	—	72,701
Receivable for interest	(255,208)	(396,447)	(368,741)	(184,417)	1,993,680
Receivable for investments sold	(7,516,431)	(15,463,034)	(9,116,078)	(7,549,020)	28,679,002
Receivable for reclaims	—	—	—	—	(10,607)
Receivable for variation margin on swaps	—	—	—	—	(75,448)
Other assets	10,391	34,339	18,872	(477)	2,312
Increase (Decrease) in:
Payable for investments purchased	(12,554,150)	(21,395,451)	(16,454,852)	1,860,057	4,235,068
Accrued interest	26,358	55,464	40,827	50,003	74,064
Accrued management fees	(31,981)	(74,657)	(57,666)	(1,287)	(134,941)
Accrued Trustees fees	(796)	(21)	263	1,422	(3,702)
Accrued other expenses	(34,545)	(48,867)	(28,431)	(5,169)	18,569
Net realized (gain) loss from:
Investments and foreign currency	1,495,922	2,197,879	2,403,022	2,399,349	19,197,503
Swaps	—	—	—	411,245	(115,868)
Change in net unrealized (appreciation) depreciation of:
Investments and foreign currency	15,170,917	34,129,400	26,311,460	8,940,636	63,796,853
Swaps(1)	—	—	—	(50,691)	—
Net cash provided by (used in) operating activities	40,791,756	100,297,619	74,252,181	(839,538)	179,219,285
Cash Flows from Financing Activities:
Proceeds from borrowings	13,000,000	31,000,000	23,000,000	—	—
Repayments of borrowings	(24,500,000)	(60,500,000)	(45,000,000)	(21,200,000)	(79,000,000)
Net borrowings through reverse repurchase agreements	—	—	—	—	(14,965,152)
(Payments for) deferred offering costs	—	—	—	(898,949)	—
Increase (Decrease) in:
VRTP Shares, at liquidation preference	(13,000,000)	(31,000,000)	(23,000,000)	—	—
Term Preferred, at liquidation preference	—	—	—	35,000,000	—
Cash distributions paid to common shareholders	(16,264,506)	(39,797,619)	(29,252,181)	(12,061,513)	(82,967,675)
Cost of common shares repurchased and retired	(27,250)	—	—	—	(2,286,458)
Net cash provided by (used in) financing activities	(40,791,756)	(100,297,619)	(74,252,181)	839,538	(179,219,285)
Net Increase (Decrease) in Cash	—	—	—	—	—
Cash at the beginning of period	—	—	—	—	—
Cash at the end of period	$—	$—	$—	$—	$—

Supplemental Disclosure of Cash Flow Information	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)	Credit Strategies Income (JQC)
Cash paid for interest on borrowings (excluding borrowing and amortization of offering costs)	$2,317,072	$5,573,019	$3,872,640	$1,166,371	$12,401,826
(1)	Excluding over-the-counter cleared swaps.

See accompanying notes to financial statements.

82	NUVEEN

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NUVEEN	83

Financial

Highlights

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Invest ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumu lated Net Realized Gains	Total	Offering Costs		Discount from Shares Repurchased and Retired		Premium from Shares Sold through Shelf Offering		Ending NAV	Ending Share Price

Senior Income (NSL)
Year Ended 7/31:
2016	$7.16	$0.45	$(0.43)	$0.02	$(0.42)	$—	$(0.42)	$—		—	*	$—		$6.76	$6.25
2015	7.51	0.45	(0.38)	0.07	(0.42)	—	(0.42)	—		—		—		7.16	6.34
2014	7.46	0.44	0.05	0.49	(0.44)	—	(0.44)	—		—		—		7.51	6.98
2013	7.07	0.54	0.35	0.89	(0.56)	—	(0.56)	(0.01)		—		0.07		7.46	7.45
2012	7.12	0.57	(0.10)	0.47	(0.54)	—	(0.54)	—		—		0.02		7.07	7.29

Floating Rate Income (JFR)
Year Ended 7/31:
2016	12.01	0.73	(0.66)	0.07	(0.72)	—	(0.72)	—		—		—		11.36	10.68
2015	12.59	0.75	(0.61)	0.14	(0.72)	—	(0.72)	—		—		—		12.01	10.67
2014	12.54	0.75	0.06	0.81	(0.76)	—	(0.76)	—	*	—		—	*	12.59	11.72
2013	11.87	0.90	0.68	1.58	(0.97)	—	(0.97)	—	*	—		0.06		12.54	12.72
2012	12.06	1.02	(0.25)	0.77	(0.96)	—	(0.96)	—		—		—	*	11.87	11.78

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	•	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or borrowings (as described in Note 9 – Borrowing Arrangements), where applicable.
	•	Each ratio includes the effect of all interest expense paid and other costs related to preferred shares and/or borrowings, where applicable, as follows:

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
Senior Income (NSL)
Year Ended 7/31:
2016	1.08%
2015	0.89
2014	0.72
2013	0.47
2012	0.47

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
Floating Rate Income (JFR)
Year Ended 7/31:
2016	1.08%
2015	0.88
2014	0.71
2013	0.48
2012	0.51

84	NUVEEN

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets Before Reimbursement(c)		Ratios to Average Net Assets After Reimbursement(c)(d)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)(e)	Expenses	Net Investment Income (Loss)(e)	Portfolio Turnover Rate(g)

0.61%	5.89%	$261,071	2.53%	6.84%	N/A	N/A	29%
0.96	(3.25)	276,530	2.37	6.08	N/A	N/A	34
6.78	(0.29)	290,088	2.15	5.89	N/A	N/A	58
13.89	10.23	288,025	1.74	7.32	N/A	N/A	76
7.34	12.78	231,866	1.82	8.34	N/A	N/A	64

0.93	7.50	626,627	2.46	6.52	N/A	N/A	26
1.15	(2.88)	662,801	2.29	6.08	N/A	N/A	33
6.62	(1.84)	694,584	2.05	5.94	N/A	N/A	52
14.26	16.76	691,312	1.71	7.34	N/A	N/A	69
6.91	12.43	572,118	1.79	8.72	1.72%	8.80%	57

(d)	After expense reimbursement from the Adviser, where applicable. As of March 31, 2012, the Adviser is no longer reimbursing Floating Rate Income (JFR) for any fees or expenses.
(e)	Each Ratio of Net Investment Income (Loss) includes the effect of the increase (decrease) of the net realizable value of the receivable for the matured senior loans. The increase (decrease) to the Ratios of Net Investment Income (Loss) to Average Net Assets Applicable to Common Shares were as follows:

Increase (Decrease) of Ratios of Net Investment Income (Loss) to Average Net Assets Applicable to Common Shares(f)
Senior Income (NSL)
Year Ended 7/31:
2016	—%
2015	—
2014	—
2013	—
2012	(0.01)

Increase (Decrease) of Ratios of Net Investment Income (Loss) to Average Net Assets Applicable to Common Shares(f)
Floating Rate Income (JFR)
Year Ended 7/31:
2016	—%
2015	—
2014	—
2013	—
2012	0.01

(f)	The Fund had no matured senior loans subsequent to the fiscal year ended July 31, 2012.
(g)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Rounds to less than $0.01 per share.
N/A	Fund no longer has a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

NUVEEN	85

Financial Highlights (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumu lated Net Realized Gains	Total	Offering Costs		Premium from Shares Sold through Shelf Offering		Ending NAV	Ending Share Price

Floating Rate Income Opportunity (JRO)
Year Ended 7/31:
2016	$12.05	$0.77	$(0.75)	$0.02	$(0.76)	$—	$(0.76)	$—		$—		$11.31	$10.72
2015	12.68	0.79	(0.66)	0.13	(0.76)	—	(0.76)	—		—		12.05	10.82
2014	12.55	0.78	0.14	0.92	(0.79)	—	(0.79)	—	*	—	*	12.68	12.40
2013	11.84	0.95	0.68	1.63	(1.04)	—	(1.04)	(0.01)		0.13		12.55	12.73
2012	11.96	1.13	(0.26)	0.87	(1.01)	—	(1.01)	—		0.02		11.84	12.09

Short Duration Credit Opportunities (JSD)
Year Ended 7/31:
2016	18.63	1.21	(1.16)	0.05	(1.16)	(0.03)	(1.19)	—		—		17.49	16.16
2015	19.48	1.22	(0.87)	0.35	(1.16)	(0.04)	(1.20)	—		—		18.63	16.41
2014	19.91	1.29	(0.02)	1.27	(1.37)	(0.33)	(1.70)	—	*	—		19.48	18.20
2013	19.49	1.61	0.49	2.10	(1.61)	(0.07)	(1.68)	—		—	*	19.91	19.89
2012	19.08	1.56	0.25	1.81	(1.40)	—	(1.40)	—		—		19.49	19.54

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	•	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or borrowings (as described in Note 9 – Borrowing Arrangements), where applicable.
	•	Each ratio includes the effect of all interest expense paid and other costs related to preferred shares and/or borrowings, where applicable, as follows:

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
Floating Rate Income Opportunity (JRO)
Year Ended 7/31:
2016	1.08%
2015	0.89
2014	0.71
2013	0.46
2012	0.47

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
Short Duration Credit Opportunities (JSD)
Year Ended 7/31:
2016	0.82%
2015	0.45
2014	0.50
2013	0.50
2012	0.47

86	NUVEEN

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets Before Reimbursement(c)		Ratios to Average Net Assets After Reimbursement(c)(d)

Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)(e)	Expenses	Net Investment Income (Loss)(e)	Portfolio Turnover Rate(g)

0.53%	6.91%	$435,189	2.49%	6.91%	N/A	N/A	27%
1.03	(6.74)	463,729	2.31	6.41	N/A	N/A	34
7.54	3.91	487,784	2.07	6.16	N/A	N/A	55
15.27	14.42	482,204	1.71	7.73	N/A	N/A	72
8.03	15.20	369,939	1.74	9.75	1.65%	9.85%	85

0.62	6.52	176,531	2.27	7.05	N/A	N/A	34
1.87	(3.27)	188,031	1.78	6.43	N/A	N/A	31
6.59	0.16	196,613	1.88	6.52	N/A	N/A	45
11.17	10.77	201,031	1.80	8.12	N/A	N/A	82
9.96	14.77	195,165	1.75	8.25	N/A	N/A	62

(d)	After expense reimbursement from the Adviser, where applicable. As of July 31, 2012, the Adviser is no longer reimbursing Floating Rate Income Opportunity (JRO) for any fees or expenses.
(e)	Each Ratio of Net Investment Income (Loss) includes the effect of the increase (decrease) of the net realizable value of the receivable for matured senior loans. The increase (decrease) to the Ratios of Net Investment Income (Loss) to Average Net Assets Applicable to Common Shares were as follows:

Increase (Decrease) to Ratios of Net Investment Income (Loss) to Average Net Assets Applicable to Common Shares(f)
Floating Rate Income Opportunity (JRO)
Year Ended 7/31:
2016	—%
2015	—
2014	—
2013	—
2012	0.01

Increase (Decrease) to Ratios of Net Investment Income (Loss) to Average Net Assets Applicable to Common Shares(f)
Short Duration Credit Opportunities (JSD)
Year Ended 7/31:
2016	—%
2015	—
2014	—
2013	—
2012	—

(f)	Floating Rate Income Opportunity (JRO) had no matured senior loans subsequent to the fiscal year ended July 31, 2012. Short Duration Credit Opportunities (JSD) has not had any matured senior loans since its commencement of operations on May 25, 2011.
(g)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Rounds to less than $0.01 per share.
N/A	Fund does not have, or no longer has, a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

NUVEEN	87

Financial Highlights (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Discount from Shares Repurchased and Retired		Ending NAV	Ending Share Price

Credit Strategies Income (JQC)
Year Ended 7/31:
2016	$9.88	$0.58	$(0.60)	$(0.02)	$(0.61)	$—	$—	$(0.61)	$—	*	$9.25	$8.43
2015	10.25	0.62	(0.43)	0.19	(0.56)	—	—	(0.56)	—	*	9.88	8.59
2014	10.13	0.60	0.16	0.76	(0.64)	—	—	(0.64)	—	*	10.25	9.05
2013(j)	9.88	0.42	0.29	0.71	(0.46)	—	—	(0.46)	—		10.13	10.03
Year Ended 12/31:
2012	9.18	0.78	0.72	1.50	(0.80)	—	—	(0.80)	—		9.88	9.65
2011	10.13	0.55	(0.72)	(0.17)	(0.79)	—	—	(0.79)	0.01		9.18	8.05

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	After expense reimbursement from the Adviser, where applicable. As of June 30, 2011, the Adviser is no longer reimbursing the Fund for any fees or expenses.

(d)	•	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to reverse repurchase agreements and borrowings, where applicable (as described in Note 9 – Borrowing Arrangements).
	•	Each ratio includes the effect of dividends expense on securities sold short and all interest expense and other costs related to reverse repurchase agreements and borrowings, where applicable, as follows:

Credit Strategies Income (JQC)	Ratios of Dividends Expense on Securities Sold Short to Average Net Assets Applicable to Common Shares(i)		Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares
Year Ended 7/31:
2016	—%		1.01%
2015	—		0.66
2014	—		0.52
2013(j)	—		0.55	***
Year Ended 12/31:
2012	—	**	0.58
2011	—	**	0.43

88	NUVEEN

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets Before Reimbursement(d)				Ratios to Average Net Assets After Reimbursement(c)(d)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income Loss(f)		Expenses		Net Investment Income Loss(f)		Portfolio Turnover Rate(h)

0.11%	5.98%	$1,255,254	2.41%		6.32%		N/A		N/A		46%
1.82	1.02	1,344,763	1.95		6.16		N/A		N/A		61
7.74	(3.44)	1,396,303	1.77		5.84		1.76	%(e)	5.85	%(e)	65
7.32	8.80	1,380,261	1.77	***	7.22	***	N/A		N/A		44

16.80	30.55	1,345,657	1.86		8.07		N/A		N/A		127
(1.70)	0.24	1,250,245	1.70		5.44		1.65%		5.49%		37

(e)	During the fiscal year ended July 31, 2014, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with a common shares equity shelf program. As a result the Expenses and Net Investment Income (Loss) Ratios to Average Net Assets Applicable to Common Shares reflect the voluntary expense reimbursement from Adviser.
(f)	Each Ratio of Net Investment Income (Loss) includes the effect of the increase (decrease) of the net realizable value of the receivable for matured senior loans. The increase (decrease) to the Ratios of Net Investment Income (Loss) to Average Net Assets Applicable to Common Shares were as follows:

Increase (Decrease) to Ratios of Net Investment Income (Loss) to Average Net Assets Applicable to Common Shares(g)
Year Ended 7/31:
2016	—%
2015	—
2014	—
2013(j)	—
Year Ended 12/31:
2012	—	**
2011	—	**

(g)	The Fund had no matured senior loans subsequent to the fiscal year ended December 31, 2012.
(h)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(i)	Effective for periods beginning after December 31, 2012, the Fund no longer makes short sales of securities.
(j)	For the seven months ended July 31, 2013.
*	Rounds to less than $0.01 per share.
**	Rounds to less than 0.01%.
***	Annualized.
N/A	Fund no longer has a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

NUVEEN	89

Financial Highlights (continued)

	Borrowings at the End of Period		VRTP Shares at the End of Period		Term Preferred at the End of Period		Borrowings, VRTP Shares and/or Term Preferred at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000 Share	Asset Coverage Per $1 Liquidation Preference
Senior Income (NSL)
Year Ended 7/31:
2016	$101,000	$2,788	$45,000	$278,816	$—	$—	$2.79
2015	112,500	2,622	58,000	262,188	—	—	2.62
2014	112,000	2,706	58,000	270,640	—	—	2.71
2013	123,000	3,342	—	—	—	—	—
2012	100,000	3,319	—	—	—	—	—

Floating Rate Income (JFR)
Year Ended 7/31:
2016	240,800	2,797	108,000	279,652	—	—	2.80
2015	270,300	2,619	139,000	261,935	—	—	2.62
2014	269,000	2,702	139,000	270,241	—	—	2.70
2013	295,200	3,342	—	—	—	—	—
2012	249,200	3,296	—	—	—	—	—

Floating Rate Income Opportunity (JRO)
Year Ended 7/31:
2016	166,800	2,800	75,000	279,979	—	—	2.80
2015	188,800	2,617	98,000	261,691	—	—	2.62
2014	188,000	2,706	98,000	270,554	—	—	2.71
2013	201,900	3,388	—	—	—	—	—
2012	159,900	3,314	—	—	—	—	—

Short Duration Credit Opportunities (JSD)
Year Ended 7/31:
2016	64,000	2,783	—	—	35,000	2,783	2.78
2015	85,200	3,207	—	—	—	—	—
2014	85,000	3,313	—	—	—	—	—
2013	85,000	3,365	—	—	—	—	—
2012	85,000	3,296	—	—	—	—	—

Credit Strategies Income (JQC)
Year Ended 7/31:
2016	561,000	3,238	—	—	—	—	—
2015	640,000	3,101	—	—	—	—	—
2014	606,000	3,304	—	—	—	—	—
2013(a)	561,000	3,460	—	—	—	—	—
Year Ended 12/31:
2012	561,000	3,399	—	—	—	—	—
2011	517,000	3,418	—	—	—	—	—

(a)	For the seven months ended July 31, 2013.

See accompanying notes to financial statements.

90	NUVEEN

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen Senior Income Fund (NSL) (“Senior Income (NSL)”)

•	Nuveen Floating Rate Income Fund (JFR) (“Floating Rate Income (JFR)”)

•	Nuveen Floating Rate Income Opportunity Fund (JRO) (“Floating Rate Income Opportunity (JRO)”)

•	Nuveen Short Duration Credit Opportunities Fund (JSD) (“Short Duration Credit Opportunities (JSD)”)

•	Nuveen Credit Strategies Income Fund (JQC) (“Credit Strategies Income (JQC)”)

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end management investment companies. Senior Income (NSL), Floating Rate Income (JFR), Floating Rate Income Opportunity (JRO), Short Duration Credit Opportunities (JSD) and Credit Strategies Income (JQC) were organized as Massachusetts business trusts on August 13, 1999, January 15, 2004, April 27, 2004, January 3, 2011 and May 17, 2003, respectively.

The end of the reporting period for the Funds is July 31, 2016, and the period covered by these Notes to Financial Statements is the fiscal year ended July 31, 2016 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). Nuveen is an operating division of TIAA Global Asset Management. The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Symphony Asset Management, LLC (“Symphony”), an affiliate of Nuveen, under which Symphony manages the investment portfolios of the Funds. The Adviser is responsible for overseeing the Funds’ investments in interest rate and credit default swap contracts.

Investment Objectives and Principal Investment Strategies

Senior Income’s (NSL) investment objective is to achieve a high level of current income, consistent with capital preservation. The Fund invests at least 80% of its managed assets (as defined in Note 7 – Management Fees and Other Transactions with Affiliates) in adjustable rate senior loans. Senior loans that satisfy the 80% requirement may be secured or unsecured so long as any unsecured senior loans are investment grade quality. The Fund invests at least 65% of its managed assets in adjustable rate senior loans that are secured by specific collateral. The Fund may invest a substantial portion of its managed assets in senior loans and other debt instruments that are, at the time of investment, rated below investment grade or are unrated but judged to be of comparable quality by Symphony.

Floating Rate Income’s (JFR) investment objective is to achieve a high level of current income. The Fund invests at least 80% of its managed assets in adjustable rate loans, primarily secured senior loans. As part of the 80% requirement, the Fund also may invest in unsecured senior loans and secured and unsecured subordinated loans. The Fund invests at least 65% of its managed assets in adjustable rate senior loans that are secured by specific collateral. The Fund may invest a substantial portion of its managed assets in senior loans and other debt instruments that are, at the time of investment, rated below investment grade or are unrated but judged to be of comparable quality by Symphony.

Floating Rate Income Opportunity’s (JRO) investment objective is to achieve a high level of current income. The Fund invests at least 80% of its managed assets in adjustable rate loans, primarily secured senior loans. As part of the 80% requirement, the Fund also may invest in unsecured senior loans and secured and unsecured subordinated loans. The Fund invests at least 65% of its managed assets in adjustable rate senior loans that are secured by specific collateral.

Short Duration Credit Opportunities’ (JSD) investment objective is to provide current income and the potential for capital appreciation. Under normal market circumstances the Fund will invest at least 70% of its managed assets in adjustable rate corporate debt instruments, including senior secured loans, second lien loans and other adjustable rate corporate debt instruments. The Fund may make limited tactical investments in high yield debt and other debt instruments of up to 30% of its managed assets. No more than 30% of the Fund’s managed assets may be invested in debt instruments that

NUVEEN	91

Notes to Financial Statements (continued)

are, at the time of investment, rated CCC+ or Caa or below by any Nationally Recognized Statistical Rating Organization or that are unrated but judged by Symphony, to be of comparable quality. The Fund may enter into tactical short positions consisting primarily of high yield debt, either directly or through the use of derivatives, including credit default swaps, creating investment exposure or hedging existing long (positive) investment exposure in a notional amount up to 20% of its managed assets. The Fund may invest up to 20% of its managed assets in debt instruments of non-U.S. issuers that are U.S. dollar or non-U.S. dollar denominated. The Fund’s investments in debt instruments of non-U.S. issuers may include debt instruments of issuers located, or conducting their business, in emerging markets countries.

Credit Strategies Income’s (JQC) investment objectives are high current income and total return. The Fund meets its investment objectives by investing approximately 70% of its managed assets in senior secured and second lien loans, and up to 30% of its managed assets across the capital structure of companies (including equity securities) with a primary emphasis on high yield bonds, convertible securities and other forms of income-producing securities.

Effective September 30, 2015, the Funds can invest up to 5% in iBOXX Loan Total Return Swaps.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)	Credit Strategies Income (JQC)
Outstanding when-issued/delayed delivery purchase commitments	$17,688,036	$41,540,783	$27,205,562	$12,223,168	$108,303,150

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received. Fee income and amendment fees, if any, are recognized as “Fees” on the Statement of Operations.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Common Shareholders

Dividends from net investment income to common shareholders are declared monthly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

92	NUVEEN

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Funds’ Board of Trustees (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Like most fixed-income securities, the senior and subordinated loans in which the Funds invest are not listed on an organized exchange. The secondary market of such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

Prices of swap contracts are also provided by an independent pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.

Exchange-traded funds are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1.

Investments in investment companies are valued at their respective net asset value (“NAV”) on the valuation date and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

NUVEEN	93

Notes to Financial Statements (continued)

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Senior Income (NSL)	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Variable Rate Senior Loan Interests**	$—	$348,121,496	$200		$348,121,696
Common Stocks**	3,316,962	1,926,040	—	***	5,243,002
$25 Par (or similar) Retail Preferred**	—	435	—		435
Corporate Bonds	—	43,567,404	—		43,567,404

Short-Term Investments:
Repurchase Agreements	—	15,887,007	—		15,887,007
Total	$3,316,962	$409,502,382	$200		$412,819,544
Floating Rate Income (JFR)
Long-Term Investments*:
Variable Rate Senior Loan Interests**	$—	$803,055,743	$563		$803,056,306
Common Stocks**	5,054,292	4,187,780	1		9,242,073
$25 Par (or similar) Retail Preferred**	—	2,747	—		2,747
Convertible Bonds	—	752,250	—		752,250
Corporate Bonds	—	91,953,183	—		91,953,183
Asset-Backed Securities	—	40,391,616	—		40,391,616
Investment Companies	10,969,648	—	—		10,969,648

Short-Term Investments:
Repurchase Agreements	—	31,702,838	—		31,702,838
Total	$16,023,940	$972,046,157	$564		$988,070,661
Floating Rate Income Opportunity (JRO)
Long-Term Investments*:
Variable Rate Senior Loan Interests**	$—	$554,050,165	$312		$554,050,477
Common Stocks**	4,503,056	3,795,735	1		8,298,792
$25 Par (or similar) Retail Preferred**	—	869	—		869
Convertible Bonds	—	486,750	—		486,750
Corporate Bonds	—	72,677,127	—		72,677,127
Asset-Backed Securities	—	26,714,075	—		26,714,075

Short-Term Investments:
Repurchase Agreements	—	24,416,875	—		24,416,875
Total	$4,503,056	$682,141,596	$313		$686,644,965

94	NUVEEN

Short Duration Credit Opportunities (JSD)	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Variable Rate Senior Loan Interests	$—	$239,970,367	$—		$239,970,367
Common Stocks**	36,174	1,043,902	—		1,080,076
Corporate Bonds	—	29,059,243	—		29,059,243

Short-Term Investments:
Repurchase Agreements	—	7,550,711	—		7,550,711

Investments in Derivatives:
Interest Rate Swaps****	—	(371,936)	383,024		11,088
Credit Default Swaps****	—	(158,625)	—		(158,625)
Total	$36,174	$277,093,662	$383,024		$277,512,860
Credit Strategies Income (JQC)
Long-Term Investments*:
Variable Rate Senior Loan Interests	$—	$1,494,076,620	$—		$1,494,076,620
Common Stocks**	1,435,643	10,633,958	—	***	12,069,601
Exchange-Traded Funds	67,835,839	—	—		67,835,839
Convertible Preferred Securities	8,972,018	—	—		8,972,018
Corporate Bonds	—	313,749,996	—		313,749,996

Short-Term Investments:
Repurchase Agreements	—	104,537,954	—		104,537,954

Investments in Derivatives:
Credit Default Swaps****	—	454,325	—		454,325
Total	$78,243,500	$1,923,452,853	$—		$2,001,696,353
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2 and/or Level 3.
***	Value equals zero as of the end of the reporting period.
****	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

NUVEEN	95

Notes to Financial Statements (continued)

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds may invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Senior Income (NSL)	Fixed Income Clearing Corporation	$15,887,007	$(15,887,007)	$—
Floating Rate Income (JFR)	Fixed Income Clearing Corporation	31,702,838	(31,702,838)	—
Floating Rate Income Opportunity (JRO)	Fixed Income Clearing Corporation	24,416,875	(24,416,875)	—
Short Duration Credit Opportunities (JSD)	Fixed Income Clearing Corporation	7,550,711	(7,550,711)	—
Credit Strategies Income (JQC)	Fixed Income Clearing Corporation	104,537,954	(104,537,954)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

96	NUVEEN

Interest Rate Swap Contracts

Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net).”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net)” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During the current fiscal period, Short Duration Credit Opportunities (JSD) used interest rate swaps in which the Fund received payments based upon floating (one- or three-month) LIBOR rates, and paid a fixed rate of interest. The purpose of the interest rate swaps is to convert some portion of the Fund’s floating rate leverage (bank borrowings) to fixed rate through the maturity date of the swap. The Fund also entered into a cancellable interest rate swap in which the Fund received payments based upon pre-determined fixed rates and paid one-month LIBOR plus a fixed spread. After a non-callable period, the swap counterparty owns the right on future monthly dates to terminate the swap at par. The purpose of the cancellable interest rate swap is to convert a fixed rate Term Preferred Share issuance to floating rate, and the cancellation dates of the swap correspond to dates on which the Fund can call the Term Preferred Share issue.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

Short Duration Credit Opportunities (JSD)
Average notional amount of interest rate swap contracts outstanding*	$38,500,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

NUVEEN	97

Notes to Financial Statements (continued)

Credit Default Swap Contracts

A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. When the Fund has bought (sold) protection in a credit default swap, upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either (i) deliver (receive) that security, or an equivalent amount of cash, from the counterparty in exchange for receipt (payment) of the notional amount to the counterparty, or (ii) receive (pay) a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security received (delivered) and the notional amount delivered (received) is recorded as a realized gain or loss. Payments paid (received) or made at the beginning of the measurement period are recognized as a component of “Credit default swaps premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable.

Credit default swap contracts are valued daily. Changes in the value of a credit default swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations.

For OTC swaps not cleared through a clearing house (“OTC Uncleared”), the daily change in the market value of the swap contract, along with any daily interest fees accrued, are recognized as components of “Unrealized appreciation or depreciation on credit default swaps (, net)” on the Statement of Assets and Liabilities.

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to the appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit a Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net)” as described in the preceding paragraph. The maximum potential amount of future payments the Fund could incur as a buyer or seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity.

During the current fiscal period, Short Duration Credit Opportunities (JSD) and Credit Strategies Income (JQC) invested in credit default swap contracts to provide a benefit if particular bonds’ credit quality worsened.

The average notional amount of credit default swap contracts outstanding during the current fiscal period was as follows:

	Short Duration Credit Opportunities (JSD)	Credit Strategies Income (JQC)
Average notional amount of credit default swap contracts outstanding*	$7,700,000	$6,000,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

98	NUVEEN

The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Short Duration Credit Opportunities (JSD)
Interest rate	Swaps (OTC Uncleared)	Unrealized appreciation on interest rate swaps, net	$(371,936)	—	$—
Interest rate	Swaps (OTC Uncleared)	Unrealized appreciation on interest rate swaps, net	383,024	—	—
Credit	Swaps (OTC Uncleared)	—	—	Unrealized depreciation on credit default swaps^	(158,625)
Total			$11,088		$(158,625)
Credit Strategies Income (JQC)
Credit	Swaps (OTC Cleared)	Receivable for variation margin on swap contracts**^	$454,325	—	$—
**	Value represents the unrealized appreciation (depreciation) of swaps as reported in the Fund’s Portfolio of Investments and not the asset and/or liability amount as described above.
^	Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.

The following tables present the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of end of the reporting period.

Fund	Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps***	Gross Unrealized (Depreciation) on Interest Rate Swaps***	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
Short Duration Credit
Opportunities (JSD)	Morgan Stanley Capital Services LLC	$383,024	$(371,936)	$(371,936)	$11,088	$—	$11,088

Fund	Counterparty	Gross Unrealized Appreciation on Credit Default Swaps***	Gross Unrealized (Depreciation) on Credit Default Swaps***	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Credit Default Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
Short Duration Credit
Opportunities (JSD)	JPMorgan Chase Bank, N.A.	$—	$(78,357)	$—	$(78,357)	$—	$(78,357)
	Citibank, National Association	—	(15,952)	—	(15,952)	—	(15,952)
	Goldman Sachs Bank USA	—	(64,316)	—	(64,316)	—	(64,316)
Total		$—	$(158,625)	$—	$(158,625)	$—	$(158,625)
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Short Duration Credit Opportunities (JSD)
	Credit	Swaps	$(287,967)	$(262,425)
	Interest rate	Swaps	(123,278)	313,116
Total			$(411,245)	$50,691
Credit Strategies Income (JQC)
	Credit	Swaps	$115,868	$454,325

NUVEEN	99

Notes to Financial Statements (continued)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Common Shares Equity Shelf Programs and Offering Costs

The following Funds have each filed registration statements with the Securities and Exchange Commission (“SEC”) authorizing the Funds to issue additional common shares through an equity shelf program (“Shelf Offering”), which became effective with the SEC during a prior fiscal period.

Under these Shelf Offerings, the Funds, subject to market conditions, may raise additional equity capital by issuing additional common shares from time to time in varying amounts and by different offering methods at a net price at or above the Fund’s NAV per common share. In the event each Fund’s Shelf Offering registration is no longer current, the Funds may not issue additional common shares until a post-effective amendment to the registration statement has been filed with the SEC.

Additional authorized common shares, common shares sold and offering proceeds, net of offering costs under each Fund’s Shelf Offering during the current and prior fiscal periods were as follows:

	Short Duration Credit Opportunities (JSD)		Credit Strategies Income (JQC)
	Year Ended 7/31/16	Year Ended 7/31/15*	Year Ended 7/31/16	Year Ended 7/31/15*
Additional authorized common shares	—	1,000,000	—	13,600,000
Common shares sold	—	—	—	—
Offering proceeds, net of offering costs	$—	$—	$—	$—
*	Represents authorized common shares for the period August 1, 2014 through November 30, 2014.

Costs incurred by the Funds in connection with their Shelf Offerings were recorded as a deferred charge and recognized as a component of “Deferred offering costs” on the Statement of Assets and Liabilities. The deferred asset is reduced during the one-year period that additional common shares are sold by reducing the proceeds from such sales and is recognized as a component of “Proceeds from shelf offering, net of offering costs and adjustments” on the Statement of Changes in Net Assets. Any remaining deferred charges at the end of the one-year life of the Shelf Offering period will be expensed accordingly, as well as any additional Shelf Offering costs the Funds may incur. As Shelf Offering costs are expensed they are recognized as a component of “Other expenses” on the Statement of Operations.

Common Share Transactions

Transactions in common shares for the following Funds during the current and prior fiscal period were as follows:

	Senior Income (NSL)
	Year Ended 7/31/16	Year Ended 7/31/15
Common shares repurchased and retired	(5,000)	—
Weighted average common share:
Price per share repurchased and retired	$5.43	$—
Discount per share repurchased and retired	15.42%	—%

100	NUVEEN

	Credit Strategies Income (JQC)
	Year Ended 7/31/16	Year Ended 7/31/15
Common shares repurchased and retired	(304,100)	(144,208)
Weighted average common share:
Price per share repurchased and retired	$7.50	$8.57
Discount per share repurchased and retired	16.69%	13.77%

Preferred Shares

Term Preferred Shares

The following Fund has issued and has outstanding Term Preferred Shares (“Term Preferred”), with a $1,000 liquidation preference per share.

As of the end of the reporting period, the outstanding Term Preferred, at liquidation preference, for the Fund was as follows:

Fund	Series	Shares Outstanding	Liquidation Preference
Short Duration Credit Opportunities (JSD)	2020	35,000	$35,000,000

The Fund is obligated to redeem its Term Preferred by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. The Term Preferred are subject to redemption at the option of the Fund, subject to payment of a premium for approximately one year following the date of issuance (“Optional Redemption Premium Expiration Date”), and at liquidation preference per share plus accumulated but unpaid dividends. Term Preferred are subject to mandatory redemption in certain circumstances. The Fund may be obligated to redeem a certain amount of the Term Preferred if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share (plus any premium) plus any accumulated but unpaid dividends. The Term Redemption Date and Optional Redemption Premium Expiration Date for the Fund’s series of Term Preferred are as follows:

Fund	Series	Term Redemption Date	Optional Redemption Premium Expiration Date
Short Duration Credit Opportunities (JSD)	2020	November 1, 2020	October 31, 2016

The average liquidation preference of Term Preferred outstanding and the annualized dividend rate for the Fund during the current fiscal period were as follows:

Duration Credit Opportunities (JSD)*
Average liquidation preference of TPS outstanding	$35,000,000
Annualized dividend rate	1.51%
*	For the period November 16, 2015 (first issuance of shares) through July 31, 2016.

Term Preferred generally do not trade, and market quotations are generally not available. Term Preferred are short-term instruments that pay a dividend rate, subject to adjustment as set forth in accordance with the offering documents. The fair value of Term Preferred is expected to be approximately its liquidation preference so long as the fixed “spread” on the Term Preferred remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Fund’s Adviser has determined that the fair value of Term Preferred is approximately its liquidation preference, but its fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of Term Preferred is a liability and is recognized as “Term Preferred Shares (“Term Preferred”), at liquidation preference” on the Statement of Assets and Liabilities.

Dividends on Term Preferred (which are treated as interest payments for financial reporting purposes) are at the rates set forth in its offering document. The initial dividend rate will expire approximately two years after the first issuance of shares and will be adjusted upwards semi-annually thereafter. Unpaid dividends on Term Preferred are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on Term Preferred are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

The Fund incurred offering costs of $898,949 in connection with its issuance of Series 2020 Term Preferred, which was recorded as a deferred charge and is being amortized over the life of the shares. These offering costs are recognized as components of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

NUVEEN	101

Notes to Financial Statements (continued)

Variable Rate Term Preferred Shares

The following Funds have issued and have outstanding Variable Rate Term Preferred (“VRTP”) Shares, with a $100,000 liquidation preference per share. VRTP Shares are issued via private placement and are not publicly available.

As of the end of the reporting period, VRTP Shares outstanding, at liquidation preference, for each Fund was as follows:

Fund	Series	Shares Outstanding	Liquidation Preference
Senior Income (NSL)	C-4	450	$45,000,000
Floating Rate Income (JFR)	C-4	1,080	$108,000,000
Floating Rate Income Opportunity (JRO)	C-4	750	$75,000,000

Each Fund is obligated to redeem its VRTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed by the Fund. VRTP Shares are subject to optional and mandatory redemption in certain circumstances. The VRTP Shares may be redeemed at the option of each Fund, subject to payment of premium for approximately one year following the date of issuance (“Premium Expiration Date”), and at the redemption price per share thereafter. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends. The Term Redemption Date and Premium Expiration Date for each Fund’s VRTP Shares are as follows:

Fund	Series	Term Redemption Date	Premium Expiration Date
Senior Income (NSL)	C-4	February 1, 2017	January 31, 2015
Floating Rate Income (JFR)	C-4	February 1, 2017	January 31, 2015
Floating Rate Income Opportunity (JRO)	C-4	February 1, 2017	January 31, 2015

The average liquidation preference of VRTP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)
Average liquidation preference of VRTP Shares outstanding	$53,560,109	$128,412,568	$90,144,809
Annualized dividend rate	2.00%	2.00%	2.00%

VRTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. VRTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount established at the time of issuance. The fair value of VRTP Shares is expected to be approximately their liquidation preference so long as the fixed “spread” on the VRTP Shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds’ Adviser has determined that the fair value of VRTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of VRTP Shares is a liability and is recognized as “Variable Rate Term Preferred (“VRTP”) Shares, at liquidation preference” on the Statement of Assets and Liabilities.

Dividends on VRTP Shares (which are treated as interest payments for financial reporting purposes) are set monthly. Unpaid dividends on VRTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Costs incurred by the Funds in connection with each Fund’s offering of VRTP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as components of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

Preferred Share Transactions

Transactions in preferred shares for the Funds during the Funds’ current and prior fiscal period, where applicable, are noted in the following tables.

Transactions in Term Preferred for the Funds, where applicable, were as follows:

	Fiscal Year Ended July 31, 2016
Short Duration Credit Opportunities (JSD)	Series	Shares	Amount
Term Preferred issued	2020	35,000	$35,000,000

102	NUVEEN

Transactions in VRTP Shares for the Funds, where applicable, were as follows:

	Fiscal Year Ended July 31, 2016
Senior Income (NSL)	Series	Shares	Amount
VRTP Shares redeemed	C-4	(130)	$(13,000,000)

	Fiscal Year Ended July 31, 2016
Floating Rate Income (JFR)	Series	Shares	Amount
VRTP Shares redeemed	C-4	(310)	$(31,000,000)

	Fiscal Year Ended July 31, 2016
Floating Rate Income Opportunity (JRO)	Series	Shares	Amount
VRTP Shares redeemed	C-4	(230)	$(23,000,000)

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period, were as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)	Credit Strategies Income (JQC)
Purchases	$119,477,501	$253,885,863	$182,804,758	$108,352,339	$861,055,362
Sales and maturities	140,660,982	285,285,558	217,343,180	93,226,476	958,439,442

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gain to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of timing differences in recognizing certain gains and losses on investment transactions and recognition of premium amortization (except for Senior Income (NSL)). To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of July 31, 2016, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)	Credit Strategies Income (JQC)
Cost of investments	$438,901,501	$1,050,710,213	$731,038,069	$290,704,693	$2,116,587,857
Gross unrealized:
Appreciation	$6,908,288	$12,938,840	$10,328,883	$3,425,625	$17,796,083
Depreciation	(32,990,245)	(75,578,392)	(54,721,987)	(16,469,921)	(133,141,912)
Net unrealized appreciation (depreciation) of investments	$(26,081,957)	$(62,639,552)	$(44,393,104)	$(13,044,296)	$(115,345,829)

NUVEEN	103

Notes to Financial Statements (continued)

Permanent differences, primarily due to expiration of capital loss carryforwards, bond premium amortization adjustments, treatment of notional principal contracts, nondeductible offering costs, foreign currency transactions, investments in partnerships and distribution reallocations, resulted in reclassifications among the Funds’ components of common share net assets as of July 31, 2016, the Funds’ tax year end, as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)	Credit Strategies Income (JQC)
Paid-in-surplus	$(246,607)	$(536,128)	$(398,785)	$(125,370)	$(150,044,569)
Undistributed (Over-distribution of) net investment income	242,343	680,879	513,778	(140,186)	1,927,869
Accumulated net realized gain (loss)	4,264	(144,751)	(114,993)	265,556	148,116,700

The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2016, the Funds’ tax year end, were as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)	Credit Strategies Income (JQC)
Undistributed net ordinary income[1]	$2,607,282	$6,045,001	$4,531,811	$600,115	$11,101,941
Undistributed net long-term capital gains	—	—	—	—	—

[1]      Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared on July 1, 2016, paid on August 1, 2016. Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended July 31, 2016 and July 31, 2015 was designated for purposes of the dividends paid deduction as follows:

2016	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)	Credit Strategies Income (JQC)
Distributions from net ordinary income[2]	$17,339,780	$42,391,135	$31,080,403	$12,297,700	$83,039,736
Distributions from net long-term capital gains[3]	—	—	—	93,282	—

2015	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)	Credit Strategies Income (JQC)
Distributions from net ordinary income[2]	$17,229,072	$42,132,251	$30,789,389	$11,750,710	$74,666,039
Distributions from net long-term capital gains	—	—	—	379,786	—
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
[3]	The Funds designate as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852 (b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended July 31, 2016.

As of July 31, 2016, the Funds’ tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)	Credit Strategies Income (JQC)
Expiration:
July 31, 2017	$6,925,213	$9,819,992	$503,687	$—	$289,143,715
July 31, 2018	29,264,459	67,020,214	46,332,843	—	8,513,146
Not subject to expiration	2,641,727	2,638,853	2,257,033	2,361,607	22,842,170
Total	$38,831,399	$79,479,059	$49,093,563	$2,361,607	$320,499,031

As of July 31, 2016, the Funds’ tax year end, $150,044,543 of Credit Strategies Income’s (JQC) capital loss carryforward expired.

104	NUVEEN

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Symphony is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	Senior Income (NSL)
For the first $1 billion	0.6500%
For the next $1 billion	0.6375
For the next $3 billion	0.6250
For the next $5 billion	0.6000
For managed assets over $10 billion	0.5750

Average Daily Managed Assets*	Floating Rate Income (JFR) Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)	Credit Strategies Income (JQC)
For the first $500 million	0.6500%	0.6500%	0.6800%
For the next $500 million	0.6250	0.6375	0.6550
For the next $500 million	0.6000	0.6250	0.6300
For the next $500 million	0.5750	0.6125	0.6050
For managed assets over $2 billion	0.5500	0.6000	0.5800

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Funds’ daily managed assets:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute ‘’eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of July 31, 2016, the complex-level fee rate for each Fund was 0.1610%.

Other Transactions with Affiliates

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

NUVEEN	105

Notes to Financial Statements (continued)

8. Senior Loan Commitments

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, the Funds may have unfunded senior loan commitments. Each Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. As of the end of the reporting period, the Funds had no such unfunded senior loan commitments.

Participation Commitments

With respect to the senior loans held in each Fund’s portfolio, the Funds may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If a Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. As of the end of the reporting period, the Funds had no such outstanding participation commitments.

9. Borrowing Arrangements

Each Fund has entered into a borrowing arrangement (“Borrowings”) as a means of leverage.

Borrowings Information for Senior Income (NSL), Floating Rate Income (JFR) and Floating Rate Income Opportunity (JRO)

The following Funds have entered into a revolving credit and security agreement with a bank and its affiliated conduit lenders through January 31, 2017. Each Fund’s maximum commitment amount under its Borrowings is as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)
Maximum commitment amount	$116,000,000	$276,000,000	$192,000,000

As of the end of the reporting period, each Fund’s outstanding balance on its Borrowings was as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)
Outstanding balance on Borrowings	$101,000,000	$240,800,000	$166,800,000

Interest charged on these Borrowings is based on the conduit’s commercial paper issuance rate plus 0.75% per annum drawn fee on the amount borrowed and 0.15% per annum on the undrawn balance of the maximum commitment amount. The Funds also accrued an upfront fee of 0.15% per annum on the maximum commitment amount.

During the current fiscal period, the average daily balance outstanding and average annual interest rate on each Fund’s Borrowings were as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)
Average daily balance outstanding	$99,435,792	$238,186,612	$164,933,880
Average annual interest rate	1.28%	1.28%	1.28%

Borrowings Information for Short Duration Credit Opportunities (JSD)

The Fund has entered into a 364-day revolving line of credit. The Fund’s maximum commitment amount under its Borrowings is as follows:

Short Duration Credit Opportunities (JSD)
Maximum commitment amount	$85,200,000

106	NUVEEN

As of the end of the reporting period, the Fund’s outstanding balance on its Borrowings was as follows:

Short Duration Credit Opportunities (JSD)
Outstanding balance on Borrowings	$64,000,000

During the period August 1, 2015 through October 29, 2015, interest was charged on the these Borrowings at a rate per annum equal to the greater of Overnight LIBOR or the Federal Funds Rate, plus 0.75%. The Fund also accrued an upfront fee of 0.10% per annum on the maximum commitment amount of the Borrowings and a 0.10% per annum on the undrawn portion of the Borrowings of the maximum commitment amount.

Effective October 30, 2015, the interest charged on these Borrowings is at a rate per annum equal to the greater of 1-Month LIBOR or the Federal Funds Rate, plus 0.85%. The Fund also accrues an amendment fee of 0.10% per annum on the maximum commitment amount of the Borrowings and a 0.15% per annum on the undrawn portion if less than 50% of the maximum commitment, however, if the undrawn portion of the Borrowings is greater than 50% of the maximum commitment amount the Fund will accrue a 0.25% per annum on the portion of the Borrowings.

During the current fiscal period, the combined average daily balance outstanding and average annual interest rate on the Fund’s Borrowings were as follows:

Short Duration Credit Opportunities (JSD)
Average daily balance outstanding	$71,279,781
Average annual interest rate	1.17%

On August 6, 2015, Short Duration Credit Opportunities (JSD) renewed its Borrowings through September 3, 2015. On September 4, 2015, the Fund renewed its Borrowings through October 5, 2015. On October 5, 2015, the Fund renewed its Borrowings through October 30, 2015. On October 30, 2015 the Fund renewed its Borrowings through August 4, 2016. The Fund accrued a 0.10% amendment fee based on the maximum commitment amount of the Borrowings for each renewal, except for the renewal on October 5, 2015.

Borrowings Information for Credit Strategies Income (JQC)

The Fund has entered into a borrowing agreement with a bank and its affiliate. The Fund’s maximum commitment amount under its Borrowings is as follows:

Credit Strategies Income (JQC)
Maximum commitment amount	$640,000,000

As of the end of the reporting period, the Fund’s outstanding balance on its Borrowings was as follows:

Credit Strategies Income (JQC)
Outstanding balance on Borrowings	$561,000,000

Interest is charged on the Borrowings at a rate per annum equal to the 3-Month LIBOR plus 1.15%. The Fund also accrues a 1.15% per annum on any positive difference between 90% of the maximum commitment amount and the daily drawn amount.

NUVEEN	107

Notes to Financial Statements (continued)

During the current fiscal period, the combined average daily balance outstanding and average annual interest rate on the Fund’s Borrowings were as follows:

Credit Strategies Income (JQC)
Average daily balance outstanding	$587,907,104
Average annual interest rate	1.64%

Reverse Repurchase Agreements

During the current fiscal period, Credit Strategies Income (JQC) entered into reverse repurchase agreements as a means of leverage. In a reverse repurchase agreement, the Fund sells to the counterparty a security or securities that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date, with the Fund retaining the risk of loss that is associated with that security. The Fund will segregate assets determined to be liquid by the Adviser to cover its obligations under reverse repurchase agreements. Securities sold under reverse repurchase agreements are recorded and recognized as “Reverse repurchase agreements” on the Statement of Assets and Liabilities.

Payments made on reverse repurchase agreements are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

As of the end of the reporting period, the Fund’s outstanding balances on its reverse repurchase agreements were as follows:

Fund	Coupon	Proceeds Amount	Maturity	Value	Value and Accrued Interest
Credit Strategies Income (JQC)	1.78%	$(145,000,000)	4/15/20	$(145,000,000)	$(145,229,113)

During the current fiscal period, the average daily balance outstanding and weighted average interest rate on the Fund’s reverse repurchase agreements were as follows:

Credit Strategies Income (JQC)
Average daily balance outstanding	$153,196,721
Weighted average interest rate	1.64%

The following table presents the reverse repurchase agreements subject to netting agreements and the collateral delivered related to those reverse repurchase agreements.

Counterparty	Reverse Repurchase Agreements*	Collateral Pledged to Counterparty**	Net Exposure
Societe Generale	$(145,229,113)	$145,229,113	$—
*	Represents gross value and accrued interest for the counterparty as reported in the preceding table.
**	As of the end of the reporting period, the value of the collateral pledged to the counterparty exceeded the value of the reverse repurchase agreements.

Other Borrowings Information for the Funds

In order to maintain their Borrowings, the Funds must meet certain collateral, asset coverage and other requirements. Each Fund’s Borrowings outstanding is fully secured by eligible securities held in its portfolio of investments.

Each Funds’ Borrowings outstanding is recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest charged on the amount borrowed and other fees incurred on the Borrowings are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

108	NUVEEN

10. Subsequent Events

Management Fees

Effective August 1, 2016, the annual fund-level fee for Senior Income (NSL) and Short Duration Credit Opportunities (JSD), payable monthly, will be calculated according to the following schedule:

Average Daily Managed Assets	Senior Income (NSL) Fund-level Fee	Short Durtion Credit Opportunities (JSD) Fund-level Fee
For the first $500 million	0.6500%	0.6500%
For the next $500 million	0.6250	0.6250
For the next $500 million	0.6000	0.6000
For the next $500 million	0.5750	0.5750
For managed assets over $2 billion	0.5500	0.5500

Borrowing Arrangements

On August 4, 2016, Short Duration Credit Opportunities (JSD) renewed its Borrowings through August 3, 2017. The Fund decreased its maximum commitment amount and accrued a 0.10% amendment fee based on the new maximum commitment amount of the Borrowings.

Subsequent to the current fiscal period, Senior Income (NSL), Floating Rate Income (JFR) and Floating Rate Income Opportunity (JRO) increased the outstanding balance on their Borrowings to $110,000,000, $262,400,000 and $181,800,000, respectively.

NUVEEN	109

Additional

Fund Information (Unaudited)

Board of Trustees
William Adams IV*	Margo Cook*	Jack B. Evans	William C. Hunter	David J. Kundert	Albin F. Moschner
John K. Nelson	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L Wolff

*	Interested Board Member.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Drive Chicago, IL 60601	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

Distribution Information: The following Fund hereby designates its percentage of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and its percentage as qualified dividend income (“QDI”) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

JQC
% QDI	3.84%
% DRD	3.18%

The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying as Interest-Related Dividends as defined in Internal Revenue Code Section 871(k) for the taxable year ended July 31, 2016:

	NSL	JFR	JRO	JSD	JQC
% of Interest-Related Dividends	95%	74%	78%	98%	82%

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

Each Fund intends to repurchase, through its open market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NSL	JFR	JRO	JSD	JQC
Common shares repurchased	5,000	—	—	—	304,100

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

110	NUVEEN

Glossary of Terms

Used in this Report (Unaudited)

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Collateralized Loan Obligation (CLO): A security backed by a pool of debt, often low rated corporate loans. Collateralized loan obligations (CLOs) are similar to collateralized mortgage obligations, except for the different type of underlying loan.

■	Convexity: A tool used in risk management to measure the sensitivity of bond duration to interest rate changes. Higher convexity generally means higher sensitivity to interest rate changes.

■	Credit Suisse Leveraged Loan Index: A representative, unmanaged index of tradeable, senior, U.S. dollar-denominated leveraged loans. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

■	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

■	Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■	Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

NUVEEN	111

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Your Nuveen Closed-End Funds Automatic Reinvestment Plan

Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

112	NUVEEN

Annual Investment

Management Agreement Approval Process (Unaudited)

The Board of Trustees of each Fund (the “Board,” and each Trustee a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and sub-adviser to the respective Fund and determining whether to continue such Fund’s advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”) between the Adviser and Symphony Asset Management LLC (the “Sub-Adviser”). Following an initial term with respect to each Fund upon its commencement of operations, the Board reviews each Investment Management Agreement and Sub-Advisory Agreement on behalf of each Fund and votes to determine whether the respective Advisory Agreement should be renewed. Accordingly, at an in-person meeting held on May 24-26, 2016 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Funds.

During the year, the Board and its Committees met regularly to receive materials and discuss a variety of topics impacting the Funds including, among other things, overall market conditions and market performance, Fund investment performance, brokerage execution, valuation of securities, compliance matters, securities lending, leverage matters, risk management and ongoing initiatives. The Board had established several standing Committees, including the Open-end Fund Committee and Closed-end Fund Committee which permit the Board Members to delve further into the topics particularly relevant to the respective product line and enhance the Board’s effectiveness and oversight of the Funds. The Board also seeks to meet with the Sub-Adviser and its investment team at least once over a multiple year rotation through site visits. The information and knowledge the Board gained throughout the year from the Board and Committee meetings, site visits and the related materials were relevant to the Board’s evaluation of the Advisory Agreements, and the Board took such information into account in its review of the Advisory Agreements.

In addition to the materials received throughout the year, the Board received additional materials prepared specifically for its annual review of the Advisory Agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including a description of the services provided by the Adviser and the Sub-Adviser (each, a “Fund Adviser”); a review of fund performance with a detailed focus on any performance outliers; an analysis of the investment teams; an analysis of the fees and expense ratios of the Funds, including information comparing such fees and expenses to that of peer groups; an assessment of shareholder services for the Funds and of the performance of certain service providers; a review of initiatives instituted or continued during the past year; and a review of premium/discount trends and leverage management as well as information regarding the profitability of the Fund Advisers, the compensation of portfolio managers, and compliance and risk matters.

As part of its annual review, the Board held a separate meeting on April 12-13, 2016 to review the Funds’ investment performance and consider an analysis by the Adviser of the Sub-Adviser examining, among other things, the team’s assets under management, investment performance, investment approach, and the stability and structure of the Sub-Adviser’s organization and investment team. During the review, the Independent Board Members requested and received additional information from management. Throughout the year and throughout their review of the Advisory Agreements, the Independent Board Members were assisted by independent legal counsel. The Independent Board Members met separately with independent legal counsel without management present and received a memorandum from such counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Independent Board Members’ review of the Advisory Agreements reflected an ongoing process that incorporated the information and considerations that occurred over the years, including the most recent year, as well as the information specifically furnished for the renewal process. In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as controlling, but rather the decision reflected the comprehensive consideration of all the information presented. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.

NUVEEN	113

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the initiatives undertaken during the past year by the Adviser. The Board recognized the comprehensive set of services the Adviser provided to manage and operate the Nuveen funds, including (a) product management (such as setting dividends, positioning the product in the marketplace, maintaining and enhancing shareholder communications and reporting to the Board); (b) investment services (such as overseeing the Sub-Adviser and other service providers; analyzing investment performance and risks; overseeing risk management and disclosure; developing and interpreting investment policies; assisting in the development of products; helping to prepare financial statements and marketing disclosures; and overseeing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters; and helping to prepare regulatory filings and shareholder reports); (d) fund Board administration (such as preparing Board materials and organizing and providing assistance for Board meetings); (e) compliance (such as helping to devise and maintain the funds’ compliance program and related testing); (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities); and (g) providing leverage management.

The Board reviewed the continued investment the Adviser had made in its business to continue to strengthen the breadth and quality of its services to the benefit of the Nuveen funds. The Board noted the Adviser’s additional staffing in key areas that support the funds and the Board, including in investment services, operations, closed-end fund/structured products, fund governance, compliance, fund administration, product management, and information technology. Among the enhancements to its services, the Board recognized the Adviser’s (a) expanded activities and support required as a result of regulatory developments, including in areas of compliance and reporting; (b) expanded efforts to support leverage management with a goal of seeking the most effective structure for fund shareholders given appropriate risk levels and regulatory constraints; (c) increased support for dividend management; (d) continued investment in its technical capabilities as the Adviser continued to build out a centralized fund data platform, enhance mobility and remote access capabilities, rationalize and upgrade software platforms, and automate certain regulatory liquidity determinations; (e) continued efforts to rationalize the product line through mergers, liquidations and re-positioning of Nuveen funds with the goal of increasing efficiencies, reducing costs, improving performance and addressing shareholder needs; (f) continued efforts to develop new lines of business designed to enhance the Nuveen product line and meet investor demands; and (g) continued commitment to enhance risk oversight, including the formation of the operational risk group to provide operational risk assessment, the access to platforms which provide better risk reporting to support investment teams, and the development of a new team to initially review new products and major product initiatives. The Board also recognized the Adviser’s efforts to renegotiate certain fees of other service providers which culminated in reduced expenses for all funds for custody and accounting services without diminishing the breadth and quality of the services provided. The Board considered the Chief Compliance Officer’s report regarding the Adviser’s compliance program, the Adviser’s continued development, execution and management of its compliance program, and the additions to the compliance team to support the continued growth of the Nuveen fund family and address regulatory developments.

The Board also considered information highlighting the various initiatives that the Adviser had implemented or continued during the year to enhance or support the closed-end fund product line. The Board noted the Adviser’s continued efforts during 2015 (a) to rationalize the product line through mergers designed to help reduce product overlap, offer shareholders the potential for lower fees and enhanced investor acceptance, and address persistent discounts in the secondary market; (b) to oversee and manage leverage as the Adviser facilitated the rollover of existing facilities and conducted negotiations for improved terms and pricing to reduce leverage costs; (c) to conduct capital management services including share repurchases and/or share issuances throughout the year and monitoring market conditions to capitalize on such opportunities for the closed-end funds; and (d) to implement data-driven market analytics which, among other things, provided a better analysis of the shareholder base, enhanced the ability to monitor the closed-end funds versus peers and helped to understand trading discounts. The Board also considered the quality and breadth of Nuveen’s investment relations program through which Nuveen seeks to build awareness of, and educate investors and financial advisers with respect to, Nuveen closed-end funds which may help to build an active secondary market for the closed-end fund product line.

114	NUVEEN

As noted, the Adviser also oversees the Sub-Adviser who primarily provides the portfolio advisory services to the Funds. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Adviser and managing the sub-advisory relationship. The Board noted that the Adviser recommended the renewal of each Sub-Advisory Agreement.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B.	The Investment Performance of the Funds and Fund Advisers

The Board considered the long-term and short-term performance history of each Fund. As noted above, the Board reviewed fund performance at its quarterly meetings throughout the year and took into account the information derived from the discussions with representatives of the Adviser about fund performance at these meetings. The Board also considered the Adviser’s analysis of fund performance with particular focus on any performance outliers and the factors contributing to such performance and any steps the investment team had taken to address performance concerns. The Board reviewed, among other things, each Fund’s investment performance both on an absolute basis and in comparison to peer funds (the “Performance Peer Group”) and to recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2015 (or for such shorter periods available for Nuveen Short Duration Credit Opportunities Fund (the “Short Duration Fund”), which did not exist for part of the foregoing time frame), as well as performance information reflecting the first quarter of 2016.

In evaluating performance information, the Board recognized the following factors may impact the performance data as well as the consideration to be given to particular performance data:

•	The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

•	Shareholders evaluate performance based on their own holding period which may differ from the performance period reviewed by the Board, leading to different performance results.

•	The Board recognized the difficulty in establishing appropriate peer groups and benchmarks for certain funds, including Nuveen Credit Strategies Income Fund (the “Credit Strategies Fund”). The Board noted that management classified the Performance Peer Groups as low, medium and high in relevancy and took the relevancy of the Performance Peer Group into account when considering the comparative performance data. If the Performance Peer Group differed somewhat from a fund, the Board recognized that the comparative performance data may be of limited value. The Board also recognized that each fund operated pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark and that these variations lead to differences in performance results. Further, for funds that utilized leverage, the Board understood that leverage during different periods could provide both benefits and risks to a portfolio as compared to an unlevered benchmark.

In addition to the foregoing, the Independent Board Members continued to recognize the importance of secondary market trading for the shares of closed-end funds. At the quarterly meetings as well as the May Meeting, the Independent Board Members (either at the Board level or through the Closed-end Fund Committee) reviewed, among other things, the premium or discount to net asset value of the Nuveen closed-end funds as of a specified date and over various periods as well as in comparison to the premium/discount average in their respective Lipper peer category. At the May Meeting and/or prior meetings, the Independent Board Members (either at the Board level or through the Closed-end Fund Committee) reviewed, among other things, an analysis by the Adviser of the key economic, market and competitive trends that affected the closed-end fund market and Nuveen closed-end funds and considered any actions proposed periodically by the Adviser to address trading discounts of certain closed-end funds, including, among other things, share repurchases, fund reorganizations, adjusting fund investment mandates and strategies, and increasing fund awareness to investors. The Independent Board Members considered the evaluation of the premium and discount levels of the closed-end funds to be a continuing priority in their oversight of the closed-end funds.

NUVEEN	115

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board was aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser and the applicable sub-adviser manage the fund, knowing the fund’s investment strategy and seeking exposure to that strategy (even if the strategy was “out of favor” in the marketplace) and knowing the fund’s fee structure.

For Nuveen Senior Income Fund (the “Senior Income Fund”), the Board noted that, although the Fund ranked in its Performance Peer Group in the fourth quartile in the one-year period, the Fund ranked in the third quartile in the three-year period and first quartile in the five-year period. In addition, although the Fund underperformed its benchmark in the one- and three-year periods, the Fund outperformed its benchmark in the five-year period. The Board determined that the Fund’s performance had been satisfactory.

For Nuveen Floating Rate Income Fund, the Board noted that the Fund ranked in its Performance Peer Group in the third quartile in the one-year period and second quartile in the three- and five-year periods and, although the Fund underperformed its benchmark in the one- and three-year periods, the Fund outperformed its benchmark in the five-year period. The Board determined that the Fund’s performance had been satisfactory.

For Nuveen Floating Rate Income Opportunity Fund, the Board noted that, although the Fund ranked in its Performance Peer Group in the fourth quartile in the one-year period, the Fund ranked in the second quartile in the three-year period and first quartile in the five-year period. In addition, although the Fund underperformed its benchmark in the one-year period, the Fund outperformed its benchmark in the three- and five-year periods. The Board determined that the Fund’s performance had been satisfactory.

For the Short Duration Fund, the Board noted that, although the Fund underperformed its benchmark in the one- and three-year periods, the Fund ranked in its Performance Peer Group in the third quartile in such periods. The Board determined that the Fund’s performance had been satisfactory.

For the Credit Strategies Fund, the Board noted that, although the Fund ranked in the fourth quartile of its Performance Peer Group and underperformed its benchmark in the one-year period, the Fund ranked in the second quartile and outperformed its benchmark in the three- and five-year periods. The Board determined that the Fund’s performance had been satisfactory.

C.	Fees, Expenses and Profitability
1.	Fees and Expenses

The Board evaluated the management fees and other fees and expenses of each Fund. The Board reviewed, among other things, the gross and net management fees and net total expenses of each Fund (expressed as a percentage of average net assets) in absolute terms and also in comparison to the fee and expense levels of a comparable universe of funds (the “Peer Universe”) selected by an independent third-party fund data provider. The Independent Board Members also reviewed the methodology regarding the construction of the applicable Peer Universe.

In their evaluation of the management fee schedule, the Independent Board Members considered the fund-level and complex-wide breakpoint schedules, as described in further detail below. In this regard, the Board considered that management recently reviewed the breakpoint schedules for the closed-end funds which resulted in reduced breakpoints and/or new breakpoints at certain asset thresholds for numerous closed-end funds, including the Senior Income Fund and the Short Duration Fund.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; the differences in the type and use of leverage; and differences in services provided can impact the usefulness of the comparative data in helping to assess the appropriateness of a fund’s fees and expenses. In addition, in reviewing a fund’s fees and expenses compared to the fees and expenses of its peers (excluding leverage costs and leveraged assets), the Board generally considered a fund’s expenses and fees to be higher if

116	NUVEEN

they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Board reviewed the net expense ratio in recognition that the net expense ratio generally best represented the net experience of the shareholders of a fund as it directly reflected the costs of investing in the respective fund. The Board noted that the majority of the Nuveen funds had a net expense ratio near or below the average of the respective peers. For funds with a net expense ratio of 6 basis points or higher than their respective peer average, the Independent Board Members reviewed the reasons for the outlier status and were satisfied with the explanation for the difference or with any steps taken to address the difference.

The Independent Board Members noted that the Funds each had a net management fee and net expense ratio below their respective peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.	Comparisons with the Fees of Other Clients

The Board also reviewed information regarding the fee rates for other types of clients advised or sub-advised by the respective Fund Adviser. For the Adviser and/or its affiliated sub-advisers, such other clients may include: separately managed accounts (such as retail, institutional or wrap accounts), hedge funds, other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts.

The Board recognized that each Fund had an affiliated sub-adviser. With respect to affiliated sub-advisers, the Board reviewed, among other things, the range of advisory fee rates and average fee rate assessed for the different types of clients. With respect to the Sub-Adviser, such other clients included equity and taxable fixed-income hedge funds and the Board reviewed the average fee rate and range of fee rates along with the performance fee assessed such clients. The Board reviewed information regarding the different types of services provided to the Funds compared to that provided to these other clients which typically did not require the same breadth of day-to-day services required for registered funds. The Board further considered information regarding the differences in, among other things, investment policies, investor profiles, and account sizes between the Nuveen funds and the other types of clients. In addition, the Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may also vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and funds.

The Board also was aware that, since the Funds had a sub-adviser, each Fund’s management fee reflected two components, the fee retained by the Adviser for its services and the fee the Adviser paid to the Sub-Adviser. The Board noted that many of the administrative services provided to support the Funds by the Adviser may not be required to the same extent or at all for the institutional clients or other clients. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members concluded such facts justify the different levels of fees.

3.	Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities on an absolute basis and in comparison to other investment advisers. The Independent Board Members reviewed, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2015. The Independent Board Members also noted that the sub-advisory fees for the Funds are paid by the Adviser, however, the Board recognized that the Sub-Adviser is

NUVEEN	117

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

affiliated with Nuveen. In their review, the Independent Board Members recognized that profitability data is rather subjective as various allocation methodologies may be reasonable to employ but yet yield different results. The Board also reviewed the results of certain alternative methodologies. The Board considered the allocation methodology employed to prepare the profitability data as well as a summary of the refinements to the methodology that had been adopted over the years which may limit some of the comparability of Nuveen’s revenue margins over time. Two Independent Board Members also served as point persons for the Board throughout the year to review and discuss the methodology employed to develop the profitability analysis and any proposed changes thereto and to keep the Board apprised of such changes during the year. In reviewing the profitability data, the Independent Board Members noted that Nuveen’s operating margin as well as its margins for its advisory activities to the Nuveen funds for 2015 were consistent with such margins for 2014.

The Board also considered Nuveen’s adjusted operating margins compared to that of other comparable investment advisers (based on asset size and composition) with publicly available data. The Independent Board Members recognized, however, the limitations of the comparative data as the other advisers may have a different business mix, employ different allocation methodologies, have different capital structure and costs, may not be representative of the industry or other factors that limit the comparability of the profitability information. Nevertheless, the Independent Board Members noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.

Further, as the Adviser is a wholly-owned subsidiary of Nuveen which in turn is an operating division of TIAA Global Asset Management, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA-CREF”), the Board reviewed a balance sheet for TIAA-CREF reflecting its assets, liabilities and capital and contingency reserves for the last two calendar years to have a better understanding of the financial stability and strength of the TIAA-CREF complex, together with Nuveen.

Based on the information provided, the Independent Board Members noted that the Adviser appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds.

With respect to the Sub-Adviser, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationship with the Nuveen funds. The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2015.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on their review, the Independent Board Members determined that the Adviser’s and the Sub-Adviser’s levels of profitability were reasonable in light of the respective services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized with respect to the management of the funds, and the Independent Board Members considered the extent to which these economies are shared with the funds and their shareholders. Although the Independent Board Members recognized that economies of scale are difficult to measure with precision, the Board noted that there were several acceptable means to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waiver and expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the funds. With respect to breakpoints, the Independent Board Members noted that, subject to certain exceptions, the funds in the Nuveen complex pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component. The fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the funds in the Nuveen complex combined grow. With respect to closed-end funds, the Independent Board Members noted that, although such funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. The complex-wide fee arrangement was designed to capture economies of scale achieved when total fund complex assets increase, even if the assets of a particular

118	NUVEEN

fund are unchanged or decrease. The approach reflected the notion that some of Nuveen’s costs were attributable to services provided to all its funds in the complex, and therefore all funds should benefit if these costs were spread over a larger asset base.

The Independent Board Members reviewed the breakpoint and complex-wide schedules and the material savings achieved from fund-level breakpoints and complex-wide fee reductions for the 2015 calendar year.

In addition, the Independent Board Members recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the Nuveen funds. The Independent Board Members noted, among other things, the additions to groups who play a key role in supporting the funds including in closed-end funds/structured products, fund administration, operations, fund governance, investment services, compliance, product management, and technology. The Independent Board Members also recognized the investments in systems necessary to manage the funds including in areas of risk oversight, information technology and compliance.

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E.	Indirect Benefits

The Independent Board Members received and considered information regarding other additional benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Funds, including compensation paid to affiliates and research received in connection with brokerage transactions (i.e., soft dollar arrangements). In this regard, the Independent Board Members noted any revenues received by affiliates of the Adviser for serving as co-manager in initial public offerings of new closed-end funds and as underwriter on shelf offerings for certain existing funds.

In addition to the above, the Independent Board Members considered that the Funds’ portfolio transactions are allocated by the Sub-Adviser and the Sub-Adviser may benefit from research received through soft-dollar arrangements. The Board noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized the Sub-Adviser may benefit from a soft dollar arrangement if it does not have to pay for this research out of its own assets, the Board also recognized that any such research may benefit the Funds to the extent it enhances the ability of the Sub-Adviser to manage the Funds.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F.	Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

NUVEEN	119

Board

Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is set at twelve, effective July 1, 2016. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

■ WILLIAM J. SCHNEIDER			Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of Med-America Health System and WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.
1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Board Member	1996 Class III		180

■ JACK B. EVANS			President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, The Gazette Company; Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III		180

■ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2003 Class I		180

■ DAVID J. KUNDERT			Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013), retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible; Board member of Milwaukee Repertory Theatre (since 2016).
1942 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II		180

120	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

■ ALBIN F. MOSCHNER(2)			Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996). Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).
1952 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III		180

■ JOHN K. NELSON			Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014): formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006- 2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II		180

■ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I		180

■ CAROLE E. STONE			Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I		180

■ TERENCE J. TOTH			Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II		180

NUVEEN	121

Board Members & Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

■ MARGARET L. WOLFF			Member of the Board of Directors (since 2013) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.
1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class I		180

Interested Board Members:

■ WILLIAM ADAMS IV(3)			Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President, Global Structured Products (2010-2016), prior thereto, Executive Vice President, U.S. Structured Products, (1999-2010) of Nuveen Investments, Inc.; Co-President of Nuveen Fund Advisors, LLC (since 2011); Co-Chief Executive Officer (since 2016), formerly, Senior Executive Vice President of Nuveen Securities, LLC; President (since 2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.
1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II		180

■ MARGO L. COOK(2)(3)			Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Co-Chief Executive Officer (since 2015), previously, Executive Vice President (2013-2015) of Nuveen Securities, LLC; Senior Executive Vice President (since 2015) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); formerly, Managing Director of Nuveen Commodities Asset Management, LLC (2011-2016); Chartered Financial Analyst.
1964 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III		180

122	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

■ GIFFORD R. ZIMMERMAN			Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Nuveen Investments Advisers, LLC (since 2002) and Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.
1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988		181

■ CEDRIC H. ANTOSIEWICZ			Managing Director of Nuveen Securities, LLC. (since 2004); Managing Director of Nuveen Fund Advisors, LLC (since 2014).
1962 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007		77

■ LORNA C. FERGUSON			Managing Director (since 2004) of Nuveen Investments Holdings, Inc.
1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998		181

■ STEPHEN D. FOY			Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.
1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998		181

■ NATHANIEL T. JONES			Senior Vice President (since 2016), formerly, Vice President (2011-2016) of Nuveen Investments Holdings, Inc.; Chartered Financial Analyst.
1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016		181

■ WALTER M. KELLY			Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.
1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003		181

■ DAVID J. LAMB			Senior Vice President of Nuveen Investments Holdings, Inc. (since 2006), Vice President prior to 2006.
1963 333 W. Wacker Drive Chicago, IL 60606	Vice President	2015		77

■ TINA M. LAZAR			Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC.
1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002		181

NUVEEN	123

Board Members & Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

■ KEVIN J. MCCARTHY			Executive Vice President, Secretary and General Counsel (since March 2016), formerly, Managing Director and Assistant Secretary of Nuveen Investments, Inc.; Executive Vice President (since March 2016), formerly, Managing Director, and Assistant Secretary (since 2008) of Nuveen Securities, LLC; Executive Vice President and Secretary (since March 2016), formerly, Managing Director (2008-2016) and Assistant Secretary (2007-2016), and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Executive Vice President and Secretary (since March 2016), formerly, Managing Director, Assistant Secretary (2011-2016), and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Executive Vice President and Secretary of Nuveen Investments Advisers, LLC; Vice President (since 2007) and Secretary (since March 2016) of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Winslow Capital Management, LLC (since 2010) and Tradewinds Global Investors, LLC (since 2016); Vice President (since 2010) and Secretary (since 2016), formerly, Assistant Secretary of Nuveen Commodities Asset Management, LLC.
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007		181

■ KATHLEEN L. PRUDHOMME			Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).
1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011		181

■ JOEL T. SLAGER			Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).
1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013		181

(1)	The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.
(2)	On June 22, 2016, Ms. Cook and Mr. Moschner were appointed as Board members, effective July 1, 2016.
(3)	“Interested person” as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen funds.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

124	NUVEEN

Notes

NUVEEN	125

Notes

126	NUVEEN

Notes

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Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen helps secure the long-term goals of individual investors and the advisors who serve them. As an operating division of TIAA Global Asset Management, Nuveen provides access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen’s teams of experts align with clients’ specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages more than $239 billion in assets as of June 30, 2016.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by    Nuveen Securities, LLC    |    333 West Wacker Drive    |    Chicago, IL 60606    |    www.nuveen.com/cef

EAN-A-0716D        19243-INV-Y-09/17

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Short Duration Credit Opportunities Fund

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

Fiscal Year Ended	Audit Fees Billed to Fund [1]	Audit-Related Fees Billed to Fund [2]	Tax Fees Billed to Fund [3]	All Other Fees Billed to Fund [4]
July 31, 2016	$29,480	$23,000	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

July 31, 2015	$28,500	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
July 31, 2016	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

July 31, 2015	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP ’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
July 31, 2016	$0	$0	$0	$0
July 31, 2015	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Jack B. Evans, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Symphony Asset Management, LLC (“Symphony” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are summarized as follows:

Symphony has adopted and implemented proxy voting guidelines to ensure that proxies are voted in the best interest of its Clients. These are merely guidelines and specific situations may call for a vote which does not follow the guidelines. In determining how to vote proxies, Symphony will follow the Proxy Voting Guidelines of the independent third party which Symphony has retained to provide proxy voting services (“Symphony’s Proxy Guidelines”).

Symphony has created a Proxy Voting Committee to periodically review Symphony’s Proxy Guidelines, address conflicts of interest, specific situations and any portfolio manager’s decision to deviate from Symphony’s Proxy Guideline, (including the third party’s guidelines). Under certain circumstances, Symphony may vote one way for some Clients and another way for other Clients. For example, votes for a Client who provides specific voting instructions may differ from votes for Clients who do not provide proxy voting instructions. However, when Symphony has discretion, proxies will generally be voted the same way for all Clients. In addition, conflicts of interest in voting proxies may arise between Clients, between Symphony and its employees, or a lending or other material relationship. As a general rule, conflicts will be resolved by Symphony voting in accordance with Symphony’s Proxy Guidelines when:

•	Symphony manages the account of a corporation or a pension fund sponsored by a corporation in which Clients of Symphony also own stock. Symphony will vote the proxy for its other Clients in accordance with Symphony’s Proxy Guidelines and will follow any directions from the corporation or the pension plan, if different than Symphony’s Proxy Guidelines;

•	An employee or a member of his/her immediate family is on the Board of Directors or a member of senior management of the company that is the issuer of securities held in Client’s account;

•	Symphony has a borrowing or other material relationship with a corporation whose securities are the subject of the proxy.

Proxies will always be voted in the best interest of Symphony’s Clients. Those situations that do not fit within the general rules for the resolution of conflicts of interest will be reviewed by the Proxy Voting Committee. The Proxy Voting Committee, after consulting with senior management, if appropriate, will determine how the proxy should be voted. For example, when a portfolio manager decides not to follow Symphony’s Proxy Guidelines, the Proxy Voting Committee will review a portfolio manager’s recommendation and determine how to vote the proxy. Decisions by the Proxy Voting Committee will be documented and kept with records related to the voting of proxies. A summary of specific votes will be retained in accordance with Symphony’s Books and Records Requirements which are set forth Symphony’s Compliance Manual and Code of Ethics.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Symphony Asset Management LLC (“Symphony”, also referred to as “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers of the Sub-Adviser.

Item 8(a)(1).	PORTFOLIO MANAGER BIOGRAPHIES

The following individuals have primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

•	Gunther Stein, Chief Investment Officer and Chief Executive Officer, Portfolio Manager

•	Scott Caraher, Portfolio Manager

•	Jenny Rhee, Portfolio Manager

Gunther Stein, Chief Executive Officer and Chief Investment Officer at Symphony, is responsible for leading Symphony’s fixed-income and equity investments strategies and research efforts. Mr. Stein has over 29 years of investment experience. Mr. Stein was named Chief Investment Officer of Symphony in 2009 and Chief Executive Officer in 2010. Prior to joining Symphony in 1999, Mr. Stein spent six years at Wells Fargo where he managed a high-yield portfolio, was responsible for investing in public high yield bonds and bank loans and managed a team of credit analysts.

Scott Caraher Co-Portfolio Manager of the Fund, is a member of Symphony’s fixed-income team and his responsibilities include portfolio management and trading for Symphony’s bank loan strategies and research for its fixed-income strategies. Prior to joining Symphony in 2002, Mr. Caraher was an Investment Banking Analyst in the industrial group at Deutsche Banc Alex Brown in New York.

Jenny Rhee, Co-Portfolio Manager of the Fund, joined Symphony in 2001. Her responsibilities include portfolio management for Symphony’s long-short credit strategy, credit trading, and research. Previously, Ms. Rhee was a Senior Vice President and Portfolio Manager at Basso Capital Management in London where she helped launch their European credit platform.

Item 8(a)(2).	OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

Gunther Stein as of 7/31/16
(a) Registered Investment Companies
Number of accounts	18
Assets	$5.20 billion

(b) Other pooled accounts
Non-performance fee accounts
Number of accounts	37
Assets	$8.45 billion
Performance fee accounts
Number of accounts	5
Assets	$1.06 billion

(c) Other
Non-performance fee accounts
Number of accounts	12
Assets	$1.02 billion

Performance fee accounts
Number of accounts	0
Assets	$0

Scott Caraher as of 7/31/16
(a) Registered Investment Companies
Number of accounts	6
Assets	$2.72 billion

(b) Other pooled accounts
Non-performance fee accounts
Number of accounts	4
Assets	$925 million
Performance fee accounts
Number of accounts	0
Assets	$0

(c) Other
Non-performance fee accounts
Number of accounts	7
Assets	$931 million
Performance fee accounts
Number of accounts	0
Assets	$0

Jenny Rhee as of 7/31/16
(a) Registered Investment Companies
Number of accounts	3
Assets	$678 million

(b) Other pooled accounts
Non-performance fee accounts
Number of accounts	1
Assets	$26 million
Performance fee accounts
Number of accounts	1
Assets	$819 million

(c) Other
Non-performance fee accounts
Number of accounts	9
Assets	$3.5 million
Performance fee accounts
Number of accounts	0
Assets	$0

POTENTIAL MATERIAL CONFLICTS OF INTEREST

As described above, the portfolio managers may manage other accounts with investment strategies similar to the Fund, including other investment companies and separately managed accounts. Fees earned by the Sub-adviser may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio managers may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the Sub-adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and other factors. In addition, the Sub-adviser has adopted trade allocation procedures so that accounts with like investment strategies are treated fairly and equitably over time.

Item 8(a)(3).	FUND MANAGER COMPENSATION

Symphony investment professionals receive compensation based on three elements: fixed-base salary, participation in a bonus pool and certain long-term incentives.

The fixed-base salary is set at a level determined by Symphony and is reviewed periodically to ensure that it is competitive with base salaries paid by similar financial services companies for persons playing similar roles.

Each portfolio manager is also eligible to receive an annual bonus from a pool based on Symphony’s aggregate asset-based and performance fees after all operating expenses. Bonus compensation for each individual is based on a variety of factors, including the performance of Symphony, the Fund, the team and the individual. Fund performance is assessed on a pre-tax total return risk-adjusted basis, and generally measured relative to the Fund’s primary benchmark and/or industry peer group for one, three or five year periods as applicable.

Finally, certain key employees of Symphony, including the portfolio managers, have received profits interests in Symphony which entitle their holders to participate in the firm’s growth over time.

Item 8(a)(4).	OWNERSHIP OF JSD SECURITIES AS OF JULY 31, 2016.

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Gunther Stein	X
Scott Caraher					X
Jenny Rhee			X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15 (b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Short Duration Credit Opportunities Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: September 30, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: September 30, 2016

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: September 30, 2016